Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Double asterisks denote omissions.

FACILITY AGREEMENT

FACILITY AGREEMENT (this “Agreement”), dated as of February 24, 2014, between Infinity Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), and the lenders set forth on the signature page of this Agreement (together with their successors and assigns, the “Lenders” and, together with the Borrower, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Borrower wishes to borrow from the Lenders a maximum of one hundred million Dollars ($100,000,000) for the purpose described in Section 2.1; and

WHEREAS, the Lenders desire to make loans to the Borrower for such purpose,

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Accrued Interest Amount” has the meaning set forth in Section 2.7.

“Affiliate” means any Person or entity that, directly or indirectly through one or more intermediaries, owns more than 25% of the transferable ownership of a Person, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser. As used in this definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other ownership interest, by contract, or otherwise.

“Agreement Date” means the date of this Agreement.

“Applicable Laws” means all statutes, rules and regulations of Governmental Authorities in the United States or elsewhere applicable to the Borrower and its Subsidiaries.

“Authorizations” has the meaning set forth in Section 3.1(q).

“Business Day” means a day on which banks are open for business in The City of New York.

“Cash and Cash Equivalents” means the amount of cash and cash equivalents, marketable and available for sale securities shown on the Borrower’s consolidated balance sheet included in reports filed by the Borrower with the SEC under the Exchange Act or otherwise made available to the Borrower’s stockholders.

“[**].

“Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.

“Commitment” means $100,000,000.

“Common Stock” means the common stock, par value $0.001 per share, of the Borrower.

“[**].

“Customary Subordination Terms” means, with respect to any subordinated Indebtedness, unless otherwise agreed by the Lenders and the Borrower:

(A) that no payment in respect of such subordinated Indebtedness may be made if (a) an Event of Default pursuant to Section 5.4(a) shall have occurred and is continuing, including as a result of the delivery of an acceleration notice pursuant to Section. 5.4 until such Event of Default has been cured or waived in writing by the Lenders, or, if applicable, such acceleration notice is rescinded, or the Notes have been paid in full or (b) any other Event of Default shall have occurred and be continuing and the Lenders shall have sent to Borrower a written notice of such Event of Default which specifies an election by Lender to effect a payment blockage with respect to such subordinated Indebtedness (such written notice being referred to as a “Payment Blockage Notice”); provided that (A) no more than one Payment Blockage Notice may be sent during any three hundred sixty-five (365) day period, and (B) payments in respect of such subordinated Indebtedness may resume upon the earliest to occur of (i) the date on which such Event of Default is cured or waived in writing by the Lenders (ii) 91 days after the date the Notes are paid in full, (iii) the date one hundred seventy-nine (179) days after the date on which the Payment Blockage Notice is received, and (iv) the date the Payment Blockage Notice is rescinded;

(B) that in the event of any voluntary or involuntary insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith relative to Borrower or to its property, then (a) the Lenders shall be paid in full in cash in respect of all of the Obligations (other than under any Warrants or the Registration Rights Agreement), including without limitation, any interest due and payable under the Notes whether or not such interest is an allowed claim in such proceeding, before any holder of such subordinated Indebtedness (solely in such capacity as a holder of subordinated Indebtedness) (“Holder”) is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of such subordinated Indebtedness and (b) until the Obligations (other than under any Warrants or the Registration Rights Agreement) are paid in full in cash, any payment or distribution to which such Holder would otherwise be entitled (other than any payment or distribution made in, or by reason of conversion into, equity securities of the Borrower or any Subsidiary) shall be made to the Lenders;

(C) If any payment or distribution of any character by or on behalf of Borrower, whether in cash, securities or other property, in respect of such subordinated Indebtedness shall (despite these subordination provisions) be received by any Holder in violation of any provision of this definition before the Obligations (other than under any Warrants or the Registration Rights Agreement) shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the Lenders, to the extent necessary to pay the Obligations (other than under any Warrants or the Registration Rights Agreement) in full in cash.

(D) Prior to the payment in full of the Obligations (other than under any Warrants or the Registration Rights Agreement), the Lenders shall have the exclusive right (as between the Lenders and the Holders) to manage, perform and enforce the terms of the Transaction Documents with respect to the collateral, to exercise and enforce all privileges and right thereunder according to their sole discretion and the exercise of their sole business judgment, including the exclusive right to exercise all the rights and remedies of a secured lender under the UCC; provided, however, that the Lenders shall not have such exclusive rights with respect to (a) any Holders that have been granted a lien senior to the Lenders on accounts receivable and proceeds thereof to support a working capital facility to the extent such a facility is hereafter approved by Lenders, but only as to such accounts receivable and proceeds {and, subject to approval of such a facility by the Lenders, the Lenders agree, to the extent requested, to subordinate their Liens on such accounts receivable and proceeds to such working capital facility) or (b) any Holders with a purchase money security in assets of the Borrower in compliance with clause (vii) of the definition of Permitted Indebtedness, but only as to such assets. The Holders shall issue, and to the extent reasonably requested by such Holders, the Lenders shall issue, otherwise customary waivers of marshaling, appraisal, valuation and similar rights.

In addition to provisions of paragraph (B) of this definition, in the event of any voluntary or involuntary bankruptcy proceeding of Borrower:

(E) Holders will not object to any DIP financing provided by any Lender so long as (i) such DIP financing does not seek a lien that primes or is pari passu with any senior lien of such Holders described in clauses (a) or (b) of paragraph (D) of this definition and permitted under this Agreement and any adequate protection therefor, and (ii) is on commercially reasonable terms;

(F) Holders may not offer DIP financing except that Holders may offer DIP Financing if (i) none of the Lenders provide adequate DIP Financing as determined by the Borrower and (ii) any such DIP Financing does not (a) provide for liens or claims that are senior or pari passu with the liens or adequate protection claims relating to the Obligations (other than under any Warrants or the Registration Rights Agreement) (except that Holders may take senior or priming liens on any pre-bankruptcy collateral on which such Holders had a senior lien of the type described in clauses (a) and (b) of paragraph (D) of this definition and permitted under this Agreement, (b) require a specific plan of reorganization or the sale of assets prior to a default thereunder, (c) require payment in cash upon plan confirmation unless the Obligations (other than under any Warrants or the Registration Rights Agreement) are first paid in full, or (d) have provisions that are otherwise inconsistent with this definition;

(G) Holders will not object to relief from the stay or adequate protection requested by the Lenders, provided, however that any such request for stay relief shall not seek to alter the rights of Holders of senior liens on the assets described in clauses (a) or (b) of paragraph (D) of this definition and permitted under this Agreement or seek a lien on such assets described therein or any post-filing proceeds thereof, unless such liens are junior to such Holders’ liens on such assets;

(H) Holders will not request relief from the stay except to the extent Lenders request or obtain relief from the stay, but may seek adequate protection of their senior liens of the kind described in clauses (a) or (b) of paragraph (D) of this definition and permitted under this Agreement provided that any replacement liens granted to such Holders shall not prime or be pari passu on any collateral on which Lenders have a senior lien or any post-filing proceeds of such assets;

(I) Such additional terms as are customary for such subordinated Indebtedness, including with respect to waiver of any claims under Section 506(c), 552 and 1111(b) of the Bankruptcy Code;

Nothing herein will be deemed to waive or otherwise alter any right of a Holder in its capacity as a general unsecured creditor; provided, however, that the assertion of any such right may not contravene the express provisions of paragraphs (A) through (I) of this definition.

“Default” means any event which, at the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Disbursement”, “Disbursement Date”, and “Disbursement Request” have the meaning given to them in Section 2.2.

“Disbursement Condition” means the Borrower shall have authorized and reserved for issuance a number of shares of Common Stock sufficient to cover all shares issuable on exercise of the Warrants to be issued in connection with the Disbursement (computed without regard to any limitations on the number of shares that may be issued on exercise).

“[**].

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Event of Default” has the meaning given to it in Section 5.4.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Excluded Taxes” means with respect to any Lender, (a) income or franchise taxes imposed by the United States, or by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender is organized or incorporated or in which its principal office is located, or in which the applicable lending office of such Lender is located, or as a result of a present or former connection between such Lender and the jurisdiction (or any political subdivision thereof) imposing such tax (other than a connection arising from such Lender’s having a security interest under, having been a party to, having enforced or having engaged in any other transaction pursuant to this Agreement or any other Transaction Document), (b) any branch profits taxes imposed by the United States, (c) any United States withholding Tax imposed on amounts payable to such Lender under a law in effect on the date such Lender became a party to this Agreement, except to the extent that such Lender is a direct or indirect assignee of a Lender that was entitled, immediately prior to such assignment, to receive payments under Section 2.5 on account of such Tax, (d) any United States withholding Tax imposed on amounts payable to such Lender or as a result of such Lender’s failure to comply with Section 2.5(d) other than as a result of such Lender’s legal inability to comply with Section 2.5(d) as a result of a change in law, or (e) any United States withholding Tax imposed on amounts payable to such Lender under FATCA.

“Excluded Property” has the meaning set forth in the Security Agreement.

“Excluded Transaction” has the meaning set forth in Section 5.2(ii).

“FAAH Intellectual Property” means all Intellectual Property, including all US and Ex-US Intellectual Property, related to the Fatty Acid Amide Hydrolase program of the Borrower and its Subsidiaries, including for example and without limitation IPI-940 and all structurally-related compounds.

“FATCA” means Sections 1471 through 1474 of the Code, any regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the foregoing.

“Final Payment” means such amount as may be necessary to repay the outstanding principal amount of the Notes and any other amounts owing by the Borrower to the Lenders pursuant to the Loan Documents (other than under any Warrants or the Registration Rights Agreement).

“GAAP” means generally accepted accounting principles consistently applied as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession).

“Governmental Authority” means any government, quasi-governmental agency, governmental department, ministry, cabinet, commission, board, bureau, agency, court, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative or public body or entity, whether domestic or foreign, federal, state or local, having jurisdiction over the matter or matters and Person or Persons in question.

“Indebtedness” means the following:

(i) all indebtedness for borrowed money;

(ii) the deferred purchase price of assets or services (other than trade payables, obligations in respect of benefit plans and employment or severance agreements, and other deferred compensation obligations to employees or directors arising in the ordinary course of business) which in accordance with GAAP would be shown to be a liability (or on the liability side of a balance sheet);

(iii) all guarantees of Indebtedness;

(iv) all letters of credit issued or acceptance facilities established for the account of the Borrower and any of its Subsidiaries, including without duplication, all drafts drawn thereunder;

(v) all capitalized lease obligations;

(vi) all indebtedness of another Person secured by any Lien on any property of the Borrower or its Subsidiaries, whether or not such indebtedness has been assumed or is recourse (with the amount thereof, in the case of any such indebtedness that has not been assumed by the Borrower or its Subsidiaries, being measured as the lower of (x) fair market value of such property and (y) the amount of the indebtedness secured); and

(vii) indebtedness created or arising under any conditional sale or title retention agreement.

“Indemnified Person” has the meaning given to it in Section 6.11.

“Indemnified Taxes” means all Taxes including Other Taxes, other than Excluded Taxes.

“Indemnity” has the meaning given to it in Section 6.11.

“Interest Payment Date” has the meaning set forth in Section 2.7.

“Interest Rate” means 7.95% interest per annum.

“IP” has the meaning given to it in Section 3.1(m).

“Intellectual Property” has the meaning given to it in Section 3.1(m).

“Intellectual Property Sale” has the meaning given to it in Section 5.2(ii).

“IRS” means the United States Internal Revenue Service.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Loans” means the loans made available by the Lenders to the Borrower pursuant to Section 2.2 in the maximum aggregate amount of one hundred million Dollars ($100,000,000) or, as the context may require, the principal amount thereof from time to time outstanding.

“Loan Documents” means this Agreement, the Notes, the Security Agreement, the Warrants, the Registration Rights Agreement and any other document or instrument delivered in connection with any of the foregoing and dated the Agreement Date or subsequent thereto, whether or not specifically mentioned herein or therein.

“Loss” has the meaning given to it in Section 6.11.

“Major Transaction” has the meaning set forth in the Warrants.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, financial condition or assets of the Borrower and its Subsidiaries, taken as a whole, (b) the validity or enforceability of any provision of any Loan Document, (c) the ability of the Borrower to timely perform the Obligations or (d) the rights and remedies of the Lenders under any Loan Document; provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: (A) any adverse effect that results directly or indirectly from general economic, business, financial or market conditions; and (B) any adverse effect arising directly or indirectly from or otherwise relating to any of the industries or industry sectors in which the Borrower or any of its Subsidiaries operates.

“Necessary Documents” has the meaning set forth in Section 3.1(k).

“No-Draw Fee” has the meaning set forth in Section 2.9.

“Notes” means the Notes issued to the Lenders evidencing the Loan in the form attached hereto as Exhibit A.

“Obligations” means all obligations (monetary or otherwise) of the Borrower owing to the Lenders and arising under or in connection with the Loan Documents

“Organizational Documents” means the Certificate of Incorporation, Bylaws, or similar documents, each as amended to date, of the Borrower or its Subsidiaries, as the context may require.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, duties, other charges or similar levies, and all liabilities with respect thereto, together with any interest, additions to tax or penalties applicable thereto (including by reason of any delay in payment) arising from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, any Loan Document except any such Taxes that are imposed with respect to an assignment (other than an assignment made in connection with the exercise of remedies following an Event of Default).

“[**].

“Permitted Indebtedness” means Indebtedness existing as of the Agreement Date and set forth on Exhibit B attached hereto and:

(i) The Obligations, and all obligations under or in connection with any Warrant or the Registration Rights Agreement;

(ii) Indebtedness in respect of letters of credit, to the extent that such letters of credit are incurred in connection with the ordinary operation of the Borrower’s business;

(iii) Indebtedness to trade creditors that is not more than 90 days overdue and has been incurred in the ordinary course of business.;

(iv) Indebtedness in respect of netting services, overdraft protections and other similar and customary services in connection with deposit accounts and cash management;

(v) Performance bonds, surety bonds and similar instruments incurred in the ordinary course of the business of Borrower or any Subsidiary, as applicable;

(vi) Guarantees with respect to any Permitted Indebtedness;

(vii) Indebtedness in respect of purchase money financing, capital lease obligations and equipment financing facilities covering existing and newly-acquired equipment, including for the acquisition, installation, qualification and validation of such equipment in each case in connection with an Excluded Transaction or to the extent not in such connection in an aggregate amount of $1,000,000 in any year and $2,500,000 cumulatively;

(viii) Indebtedness to employees in respect of benefit plans and employment and severance arrangements or any deferred compensation;

(ix) Indebtedness subordinated to the Obligations on Customary Subordination Terms and providing that, except as may be agreed to by the Lenders in writing, no payment in cash on such Indebtedness may so long as the Obligations are outstanding; and

(x) Indebtedness under item (ii) of the definition of Indebtedness (including any adjustment of purchase price, earn out, indemnification and other similar obligations incurred in an acquisition);

(xi) Indebtedness of the Borrower or any Subsidiary of the Borrower to the Borrower or a Subsidiary of the Borrower;

(xii) Indebtedness consisting of (A) the financing of insurance premiums or (B) take-or-pay obligations contained in supply agreements incurred as the ordinary course of business;

(xiii) Indebtedness resulting from the deferral of license royalties or payments in an amount that does not increase the Borrower’s obligation except to the extent of interest on deferred amounts at customary market rates;

(xiv) Indebtedness in respect of business credit cards in the ordinary course of business;

(xv) Guaranties of the obligations of suppliers and licensees of the Borrower or any Subsidiary incurred to third parties for the purpose of enabling such suppliers, customers and licensees to purchase products that will be supplied, or incorporated into products that will be supplied, to the Borrower by such supplier or licensee;

(xvi) Other Indebtedness in an aggregate principal amount not to exceed $500,000 in any year and $1,000,000 cumulatively;

(xvii) Indebtedness in respect of any and all agreements or documents now existing or hereafter entered into by Borrower or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions; and

(xviii) Any refinancings, renewals, extensions, increases or replacements of Indebtedness listed above so long as no such Indebtedness shall be refinanced at a rate of interest higher than a market interest rate and for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing (plus the amount of any accrued interest, customary penalties, premiums and costs and expenses incurred therewith, including any original issue discount); and

“Permitted Liens” means:

(i) Liens existing on the Agreement Date and set forth on Exhibit C;

(ii) Liens in favor of the Lenders;

(iii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s or other statutory Liens created by operation of applicable law securing obligations that are not more than 60 days past due or are being contested in good faith by appropriate proceedings;

(iv) Liens arising in the ordinary course of business and securing obligations that are not more than 60 days past due or are being contested in good faith by appropriate proceedings;

(v) Liens for taxes, assessments or governmental charges or levies not more than 60 days past due and payable or that are being contested in good faith by appropriate proceedings;

(vi) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

(vii) Liens in favor of financial institutions arising in connection with the Borrower’s or its Subsidiaries’ accounts maintained in the ordinary course held at such institutions to secure standard fees for services charged by, but not financing made available by, such institutions;

(viii) Pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(ix) Easements, rights of way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially interfere with the conduct of the business of the applicable Person;

(x) Liens in the nature of deposits, or liens on deposit accounts, to secure (i) the performance of tenders, bids, trade and commercial contracts, licenses and leases, statutory obligations, surety bonds, performance bonds, bank guaranties and other obligations of a like nature incurred in the ordinary course of business (including earnest money deposits in respect of any asset acquisition) or (ii) indemnification obligations; provided that such Liens do not secure Indebtedness for borrowed money;

(xi) Leases, licenses or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries;

(xii) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code (or equivalent in foreign jurisdictions) on items in the course of collection; and

(xiii) Liens securing the Indebtedness under items (ii), (iv), (v), (vii), (xii), (xiv) or (xvii) of the definition of Permitted Indebtedness;

(xiv) Good faith deposits required in connection with any Excluded Transaction;

(xv) To the extent constituting a Lien, escrow arrangements securing indemnification obligations associated with any Excluded Transaction;

(xvi) Deposits as security for taxes or import or customs duties that are not more than 60 days past due or are being contested in good faith;

(xvii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(xviii) Liens that are deemed to exist as a result of an Excluded Transaction; and

(xix) Liens consisting of (y) any agreement, grant or option to sell, transfer or dispose of any asset to the extent such sale, transfer or disposition is not prohibited by the Loan Documents or (z) cash advances in favor of the seller of any property to be acquired or in connection with any Excluded Transaction.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Prepayment Premium” means, for any Disbursement or portion thereof being prepaid pursuant to Section 2.2(c), three years of interest on such Disbursement or portion thereof at the Interest Rate reduced by the aggregate interest actually paid by the Borrower (including, without limitation, any Accrued Interest Amount) on such Disbursement or portion thereof to the date of prepayment.

“Register” has the meaning set forth in Section 1.4 (b).

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, between the Borrower and the Lenders.

“Required Lenders” means, at any time, Lenders holding Loans representing more than 50% of the sum of the Loans outstanding.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Security Agreement” means the Guaranty and Security Agreement, to be entered into on or before the date of the first Disbursement, pursuant to which the Borrower and the grantors thereunder grant to the Lenders a security interest in all of their respective assets (as set forth therein) (other than Excluded Property) to secure the Obligations.

“Share Issue Shares” has the meaning set forth in Section 3.1(w).

[**].

“Subsequent Warrant Exercise Price” means the average daily Volume Weighted Average Price per share of the Common Stock for the twenty (20) consecutive Trading Day Period following the Lenders’ receipt of the applicable Disbursement Request .

“Subsidiary or Subsidiaries” means, as to the Borrower, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

“Tax Affiliate” means (a) the Borrower and its Subsidiaries and (b) any Affiliate of the Borrower with which the Borrower files or is required to file consolidated, combined or unitary tax returns.

“Taxes” means all present or future taxes, levies, imposts, stamp or other duties, deductions, charges or withholdings imposed by any Governmental Authority, and all liabilities with respect thereto (including by reason of any delay in payment).

“Trading Day” shall mean any day on which the Common Stock is traded for any period on NASDAQ, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

“Volume Weighted Average Price” for any security as of any date means the volume weighted average price on The NASDAQ Global Select Market (“NASDAQ”) as reported by, or based upon data reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by holders of a majority in interest of the Notes and the Borrower (“Bloomberg”) or, if NASDAQ is not the principal trading market for such security, the volume weighted average closing price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg or, if no volume weighted average sale price is reported for such security by Bloomberg, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the “over the counter” Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Borrower and the Lenders holding of a majority in interest of the Notes.

“Warrants” has the meaning set forth in Section 2.10(a).

“Warrant Shares” has the meaning set forth in Section 3.1(w).

Section 1.2 Interpretation. In this Agreement, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation”

attached thereto unless otherwise expressly stated; references to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement; and any reference to any of the Loan Documents means such document as the same shall be amended, supplemented or modified and from time to time in effect.

Section 1.3 Business Day Adjustment. If the day by which any payment or other performance is due to be made is not a Business Day, that payment or performance shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment or other performance shall be made by the Business Day immediately preceding the day by which such payment or other performance is due to be made.

Section 1.4 Register.

(a) The Borrower shall record on its books and records the amount of the Loan, the interest rate applicable, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding.

(b) The Borrower shall establish and maintain at its address referred to in Section 6.1, a record of ownership (the “Register”) in which the Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loan, and any assignment of any such interest, and (ii) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders (and any change thereto pursuant to this Agreement), (2) the amount of the Loan and each funding of any participation therein, (3) the amount of any principal or interest due and payable or paid, and (4) any other payment received by the Lenders from the Borrower and its application to the Loan.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Loan (including any Notes evidencing the Loan) is a registered obligation, the right, title and interest of the Lenders and their assignees in and to the Loan shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 1.4 shall be construed so that the Loan is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(d) The Borrower and the Lenders shall treat each Person whose name is recorded in the Register as a Lender for all purposes of this Agreement. Information contained in the Register with respect to any Lender shall be available for access by the Borrower or such Lender at any reasonable time and from time to time upon reasonable prior notice.

ARTICLE 2

AGREEMENT FOR THE LOAN

Section 2.1 Use of Proceeds. The proceeds of the Loans will be used for working capital and for general corporate purposes.

Section 2.2 Disbursement. Subject to the conditions set forth in Article 4 and this Section 2.2, the Lenders shall disburse Loans to the Borrower (each, a “Disbursement”) prior to February 27, 2015 upon receipt from the Borrower on a Business Day (other than the last Business Day of a month) of a written request (“Disbursement Request”) for a Disbursement in the minimum amount of twenty-five million Dollars ($25,000,000) (or if less, the amount of the Commitment which has not been the subject of a Disbursement to the Borrower) and stating that no Default or Event of Default has occurred or will have occurred on the Disbursement Date. The disbursement date set forth in a Disbursement Request shall be a date not less than [**] after the date of receipt by the Lenders of such Disbursement Request and no earlier than [**] (the “Disbursement Date”). The Lenders shall fulfill each Disbursement in accordance with their respective allocations set forth on Schedule 1 hereto.

Section 2.3 Payment.

(a) The Borrower shall pay to Lenders one-third of the outstanding principal amount of the Notes on each of the third, fourth and fifth anniversaries of the date of the first Disbursement; provided, however, that the Final Payment shall be made by December 15, 2019.

(b) A Note shall be deemed prepaid to the extent the payee Lender of such Note satisfies the payment of the Exercise Price (as such term is defined in the Warrants) through a reduction of the principal amount outstanding under such Lender’s Note in accordance with Section 3(a)(i) of the Warrants. For clarity, to the extent any amounts under a Note are deemed prepaid or satisfied in accordance with the prior sentence, no amounts under Sections 2.9 or 6.14 shall be due and payable, notwithstanding anything to the contrary herein or in any other Loan Document, on such amount deemed prepaid or satisfied.

(c) The Borrower may prepay all or a portion of the outstanding Disbursements in the reverse order of their funding upon 30 days’ notice in an amount equal to the sum of (i) the portion of such Disbursement to be prepaid, (ii) accrued and unpaid interest thereon and (iii) without duplication, and only to the extent applicable, the Prepayment Premium with respect to the portion of the outstanding Disbursements (other than any Accrued Interest Amount) being prepaid.

(d) Each prepayment by the Borrower shall be applied first, to accrued and unpaid interest, second, to the Prepayment Premium, if applicable and third, to principal and shall be allocated among the Lenders in accordance with their respective allocations set forth on Schedule 1 hereto.

Section 2.4 Payments. All payments by the Borrower under any of the Loan Documents shall be made without setoff or counterclaim. Payments of any amounts due to the Lenders under this Agreement shall be made in Dollars in immediately available funds prior to 11:00 a.m. New York City time on such date that any such payment is due, at such bank or places as the Lenders shall from time to time designate in writing at least 5 Business Days prior to the date such payment is due. The Borrower shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments under any of the Loan Documents, except for any costs imposed by the Lenders’ banking institutions.

Section 2.5 Taxes.

(a) Any and all payments hereunder or under any other Loan Document including, without limitation, the No-Draw Fee, and the Warrants described in Section 10(a) shall be made, in accordance with this Section 2.5, free and clear of and without deduction for any and all present or future Indemnified Taxes except as required by applicable law. If Borrower shall be required by law to deduct any Indemnified Taxes from or in respect of any sum payable hereunder or under any other Loan Document, (i) the sum payable shall be increased by as much as shall be necessary so that after making all required deductions (including deductions for Indemnified Taxes applicable to additional sums payable under this Section 2.5), each Lender shall receive an amount equal to the sum it would have received had no such deductions been made (any and all such additional amounts payable shall hereafter be referred to as the “Additional Amounts”), (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. Borrower shall promptly furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender.

(b) Borrower agrees to pay and authorizes each Lender to pay in its name (but without duplication), all Other Taxes. Borrower shall promptly furnish to the applicable Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence of such payment reasonably satisfactory to such Lender.

(c) Borrower shall reimburse and indemnify, within 10 days after receipt of written demand therefor, each Lender for all Indemnified Taxes (including all Indemnified Taxes imposed on amounts payable under this Section 2.5(c)) paid by such Lender, whether or not such Indemnified Taxes were correctly or legally asserted. A reasonably detailed certificate of the applicable Lender(s) setting forth the amounts to be paid thereunder and delivered to Borrower shall be conclusive, absent manifest error.

(d) Each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes shall, on or before the date on which the Lender becomes a party to this Agreement, provide to Borrower a properly completed and executed IRS Form W-9 certifying that such Lender is not subject to backup withholding tax. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes (a “Foreign Lender”) and is entitled to an exemption from or reduction of U.S. withholding tax with respect to payments under this Agreement shall, on or before the date on which the Lender becomes a party to this Agreement, provide Borrower with a properly completed and executed IRS Form W-8ECI, W-8BEN, W-8IMY or other applicable forms (together with any required supporting documentation), or any other applicable certificate or document reasonably requested by the Borrower, and, if such Foreign Lender is relying on the portfolio interest exception of Section 871(h) or Section 881(c) of the Code (or any successor provision thereto), shall also provide the Borrower with a certificate (the “Portfolio Interest Certificate”) representing that such Foreign Lender is not a “bank” for purposes of Section 881(c) of the Code (or any successor provision thereto), is not a 10% holder of the Borrower described in Section 871(h)(3)(B) of the Code (or any successor provision thereto), and is not a controlled foreign corporation receiving interest from a related person (within the meaning of Sections 881(c)(3)(C) and 864(d)(4) of the Code, or any successor provisions thereto). A Foreign Lender shall not be required to deliver any form or certification pursuant to this Section 2.5(d) that such Foreign Lender is not legally able to deliver. Each Lender shall provide new forms (or successor forms) as reasonably requested by Borrower from time to time, and shall notify Borrower in writing within a reasonable time after becoming aware of any event requiring a change in the most recent forms previously delivered by such Lender to Borrower.

(e) If a payment to a Lender under this Agreement would be subject to U.S. withholding tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA, such Lender shall deliver to Borrower, at the times prescribed by law or as reasonably requested by Borrower, such documentation as is required in order for Borrower to comply with its obligations under FATCA, to determine that such Lender has or has not complied with its obligations under FATCA, or to determine the amount to deduct and withhold from such payment.

(f) If a Lender determines in good faith that it has received a refund from a Governmental Authority of any Indemnified Taxes previously paid or reimbursed by Borrower, such Lender shall promptly pay the amount so paid or reimbursed by the Borrower (not to exceed the amount so refunded) to the Borrower, net of all out-of-pocket expense (including any Taxes imposed thereon) of such Lender incurred in obtaining such refund or making such payment to the Borrower, provided that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender if such Lender is required to repay such refund to such Governmental Authority. Nothing in this Section shall require any Lender to disclose any information it deems confidential (including, without limitation, its tax returns) to any Person, including Borrower.

Section 2.6 Costs, Expenses and Losses. If, as a result of any failure by the Borrower to pay any sums due under this Agreement (other than pursuant to Section 2.3(c)) on the due date therefor (after the expiration of any applicable grace periods), the Lenders shall, after applying reasonable mitigation efforts, incur costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to make or maintain the Disbursement, the Borrower shall pay to the Lenders within 15 days after receipt by it of a certificate from the Lenders setting forth in reasonable detail such costs, expenses and/or losses incurred with supporting documentation, the amount of such costs, expenses and/or losses. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include, without limitation, any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense which may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties in order to make, maintain or fund the Loan or any portion thereof.

Section 2.7 Interest. The outstanding principal amount of the Notes shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed in each month). Interest shall be paid quarterly in arrears commencing on June 1, 2014 and on the first Business Day of each September, December, March and June thereafter (each, an “Interest Payment Date”). Upon notice from the Borrower to the Lenders prior to any of the first five

Interest Payment Dates applicable to any Disbursement, all or a portion of the interest (as otherwise payable on such Interest Payment Date) for the applicable Interest Payment Date or Interest Payment Dates shall not be paid but shall be added to the then outstanding amount of said Disbursement (the aggregate amount of all such interest so added, the “Accrued Interest Amount”). The Borrower may provide such notice for any Disbursement on one or more occasions. The Accrued Interest Amount on all Disbursements shall be paid on the last Business Day of the sixth calendar quarter following the date of the first Disbursement.

Section 2.8 Interest on Late Payments. Without limiting the remedies available to the Lenders under the Loan Documents or otherwise, to the maximum extent permitted by applicable law, if the Borrower fails to make a required payment of principal or interest with respect to the Loan when due (after the expiration of all applicable grace periods) the Borrower shall pay, in respect of such principal and interest at the rate per annum equal to the Interest Rate plus ten percent (10%) for so long as such payment remains outstanding. Such interest shall be payable on demand.

Section 2.9 Fee. To the extent this Agreement has not otherwise been previously terminated in accordance with Section 6.14, on February 27, 2015, the Borrower shall pay to such Persons as the Lenders shall direct a fee (the “No-Draw Fee”) equal to 3% of the difference, if any, between $100,000,000 and the aggregate amount of the Disbursements made prior to February 27, 2015 under this Agreement; provided, however, that if the Lenders direct the No Draw Fee to be paid to a Person which is not a Lender, such Person must be a United States person (as such term is defined in Section 7701(a)(30) of the Code) for United States federal income tax purposes and such Person must provide the Borrower with a properly completed and executed IRS Form W-9 certifying that such Person is not subject to backup withholding tax.

Section 2.10 Delivery of Warrants.

(a) On the date hereof, the Borrower shall issue to the Lenders warrants to purchase an aggregate of one million shares of Common Stock, in substantially the form set forth on Exhibit D-1 hereto (together with any Warrants issuable pursuant to subsection (b) below, the “Warrants”) at an initial Exercise Price of $13.83 and an expiration date of February 24, 2021.

(b) Upon the Lenders effecting each Disbursement, upon the making of such Disbursement, the Borrower shall issue to the Lenders warrants to purchase a number of shares of Common Stock equal to (A) a quotient derived by dividing (x) the amount of such Disbursement divided by (y) the Subsequent Warrant Exercise Price multiplied by (B) 50%, in substantially the form set forth on Exhibit D-2 hereto at an initial exercise price of the Subsequent Warrant Exercise Price and an expiration date of seven (7) years from the applicable date of issuance.

(c) The Warrants issued pursuant to this Section 2.10 shall be allocated among the Lenders as set forth on Schedule 1.

(d) Notwithstanding anything herein to the contrary, the number of shares of Common Stock into which the Warrants to be issued pursuant to Section 2.10(b) are exercisable and the Subsequent Warrant Exercise Price thereof on the issue date shall be adjusted to reflect any adjustments in the number of shares of Common Stock into which such Warrant is exercisable that would have taken effect pursuant to the terms of such Warrant had such Warrant been issued on the date hereof and remained outstanding through the date of such issuance.

Section 2.11 Payment in Common Stock

(a) In lieu of making any payment in cash of principal or interest required or permitted to be made under the Notes (other than as a result of acceleration pursuant to Sections 5.4 and 5.5), or any fees described in Section 2.9, and subject to the provisions of this Section 2.11, the Borrower may elect to satisfy any such payment, in the case of a principal payment through a conversion of such principal amount into, and, in the case of an interest payment or fee by the issuance to the Lenders of, Freely Tradeable Shares of Common Stock (as defined below) (a “Share Issuance”).

(b) Exercise of Right to Make Share Issuance. In order to exercise its rights under this Section 2.11, the Borrower must deliver to the Lenders notice by phone and electronic mail (the “Share Payment Notice”) of its intention to issue shares of Common Stock on a Share Payment Closing Date (as defined below) pursuant to the provisions of this Section 2.11 which notice must be given [**]; provided, however, that the Borrower may not deliver a Share Payment Notice (i) upon and during the continuation of an Event of Default (as defined in Section 5.4), (ii) unless the Borrower has, at the time of such issuance, complied with the “current public information” requirement of Rule 144(c) under the Securities Act, (iii) during the occurrence of a Delisting Event (as defined below), (iv) [**], (v) unless all material information regarding the Borrower has been publicly disclosed in reports filed pursuant to the Securities Exchange Act of 1934, as amended, (vi) [**], or (vii) [**]. Subject to such provisions, the Share Payment Notice shall be irrevocable, shall specify the aggregate amount of principal in the case of a conversion, and/or the aggregate amount of interest or fees, in the case of an issuance in satisfaction of interest or fees that the Borrower intends to satisfy by issuing shares of Common Stock, shall state the total number of shares of Common Stock outstanding on such date and shall provide for a closing of the Share Issuance at or prior to 10:40 a.m. eastern time on the Share Payment Closing Date. By no later than 5:00 p.m. following the first full Trading Day that follows the receipt by the Lenders of a Share Payment Notice (e.g., if a Share Payment Notice if received between 5:00 p.m. Monday and 9:00 a.m. Tuesday, by no later than 5:00 p.m. Tuesday), each Lender shall notify the Borrowers of the maximum number of shares that can be issued on the applicable Share Payment Closing Date to such Lender (and any Lender affiliated with such Lender) without violating clause (i) or clause (ii) of subsection (j) below.

For purposes herein, a “Delisting Event” shall be deemed to have occurred if the shares of Common Stock cease to be listed, traded or publicly quoted on the Principal Market (as defined below) on which shares of Common Stock are listed as of such date, and shall continue until such shares are relisted or requited on either the New York Stock Exchange, the NYSE Alternext U.S., the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market (each, a “Principal Market”).

For purposes herein, “Freely Tradeable shares of Common Stock” means, with respect to any shares of Common Stock issued pursuant to this Section 2.11, such shares are eligible for resale by the Lenders that are not affiliates (as defined in Rule 144(a)(1) of the Securities Act) of the Borrower without restriction and without the need for registration under all applicable federal or state securities laws; provided that, the Borrower shall have delivered to the Lenders an opinion of counsel reasonably satisfactory to the Lenders, substantially in the form attached as Exhibit D-3 relating to such shares of Common Stock.

For purposes herein, “Market Capitalization” shall mean the product of (x) the number of issued and outstanding shares of Common Stock as of the date of calculation (exclusive of any shares issuable upon the exercise of options or warrants or conversion of any convertible securities), multiplied by (y) the last closing bid price for the Borrower’s shares of Common Stock as of the preceding Trading Day on the Principal Market on which the Borrower’s shares of Common Stock are listed, traded or quoted.

(c) Share Payment Closing. For purposes herein, the “Share Payment Closing Date” shall mean [**] following the receipt by the Lenders of the Share Payment Notice. For the avoidance of doubt, if a Share Payment Notice is received by the Lenders prior to 9:00 a.m. New York City time on a Trading Day, that day shall count as a full Trading Day for purposes of computing the time periods above. For example, [**]. At each closing of a Share Issuance, the Borrower shall cause its transfer agent to electronically transmit the number of shares deliverable in such Share Issuance pursuant to this Section 2.11 by crediting the account of the Lenders’ prime broker with DTC through its Deposit Withdrawal Agent Commission (DWAC) system. Notwithstanding anything herein to the contrary (including, without limitation, the second-to-last sentence of the first paragraph of subsection (b) above), in the event that the number of shares otherwise issuable on a Share Payment Closing Date would exceed the Maximum Issuance (as defined below) or would violate subsection (j) below, then the number of shares issuable on such Share Payment Date shall be automatically reduced to such number as would not exceed the Maximum Issuance and would comply with subsection (j) below. The amount of principal, interest and/or fees that are deemed satisfied shall be appropriately reduced to reflect the value (as determined in accordance with subsection (i) below) of the actual number of shares so issued. In the event of a reduction in the number of shares issued and amount satisfied on a Share Payment Closing Date in accordance with the immediately preceding two sentences, the Borrower shall file with the SEC a Current Report on Form 8-K by 5:00 p.m. on the Share Payment Closing Date disclosing such reduction.

(d) Maximum Issuance. The maximum number of shares which the Borrower shall be permitted to issue to the Lender in accordance with this Section 2.11 on any Share Payment Closing Date (the “Maximum Issuance”) shall be equal to [**].

(e) Restrictions on Trading. During the period commencing at the time the Lenders receive the Share Payment Notice and ending at the time the valuation of the shares to be issued pursuant to subsection (i) is fixed, the Lenders and their affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Lenders for purposes of Section 13(d) of the Exchange Act (includes “group” members), shall not (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the

Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

(f) Borrower Reporting. The Borrower shall file with the SEC a Current Report on Form 8-K disclosing its delivery of a Share Payment Notice and the aggregate amount of principal, interest and/or fees provided for in such Share Payment Notice by no later than 8:30 a.m. on the second full Trading Day following the receipt by the Lenders of the Share Payment Notice (e.g., if the Share Payment Notice is received between 5:00 p.m. Monday and 9:00 a.m. Tuesday, 9:00 a.m. Wednesday shall be the second full Trading Day.

(g) Subsequent Share Payments. Following any Share Payment Closing Date, the Borrower may not deliver a subsequent Share Payment Notice (a “Subsequent Share Payment Notice”) until the date following expiration of the Applicable Period following such prior Share Payment Closing Date. The “Applicable Period” shall mean (i) [**], (ii) [**] and (iii) [**].

(h) Lender Covenants. Subject to compliance with the other provisions contained herein, the Lenders agree (1) prior to the three (3) year anniversary of the date of issuance of the Notes, to use commercially reasonable efforts (which may include, without limitation, disposing of shares of Common Stock over a period prior to such date, and maintaining reduced share ownership levels thereafter), to enable the Borrower to issue on any Share Payment Closing Date a number of shares sufficient to satisfy the next quarterly interest payment due hereunder without causing the Lenders to violate the provisions of Section 2.11(j) below, and (2) from and after the three (3) year anniversary of the date of issuance of the Notes, to use commercially reasonable efforts (which may include, without limitation, disposing of shares of Common Stock over a period prior to such date, and maintaining reduced share ownership levels thereafter), to enable the Borrower to issue on any Share Payment Closing Date an amount of shares equal to [**] without causing the Lenders to violate the provisions of Section 2.11(j) below.

(i) Valuation of Shares. Common Stock issued pursuant to this Section 2.11 shall be valued at [**]on the Share Payment Closing Date multiplied by the Applicable Percentage (reflected as a decimal). The “Applicable Percentage” shall be (i) [**], (ii) [**], (iii) [**] and (iv) [**].

(j) Limitations on Share Issuances. Notwithstanding anything herein to the contrary, (i) no conversions or payments may be made in shares of Common Stock to the extent the number of shares so issued, together with the number of other shares of Common Stock beneficially owned by the Lenders and its affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Lenders for purposes of Section 13(d) of the Exchange Act (includes “group” members), would exceed 9.98% of the total number of shares of Common Stock of the Borrower then outstanding, (ii) if a Foreign Lender is relying on the portfolio interest exception of Section 871(h) or Section 881(c) of the Code with respect to interest payments, no payments under the Notes may be made in Common Stock pursuant to this Section 2.11 to such Foreign Lender (or any Lender affiliated with such Lender) to the extent the issuance of shares of Common Stock to such Foreign Lender (or any Lender affiliated with such Lender) would cause such Foreign Lender (taking into account applicable attribution rules) to become a 10% shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iii) no conversions or payments may be made in shares of Common Stock pursuant to this Section 2.11 to the extent the number of shares of Common Stock so issued, together with all shares previously issued pursuant to this Section 2.11 and all shares of Common Stock issued or issuable pursuant to any Warrant would exceed 9,500,000 shares of Common Stock (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification or similar event), and (iv) no conversions may be made and no shares may be issued pursuant to this Section 2.11 in satisfaction of interest payments or fees if any of the conditions to issuance of a Share Issuance Notice set forth in the proviso under subsection (b) above are not satisfied at the time of issuance.

(k) Allocation of Shares Underlying Common Stock Issuances. All shares of Common Stock issuable to the Lenders pursuant to this Section 2.11 shall be allocated pro rata among the Notes based on the outstanding principal amount of the Notes, in each case unless the Lenders notify the Borrower in writing of any different allocation ratio.

(l) Issuance of Shares Underlying Common Stock Issuances. It shall be a condition precedent to the election by the Borrower to issue shares of Common Stock pursuant to this Section 2.11 that such shares of Common Stock shall be duly authorized by all necessary corporate action, when issued in accordance with the terms hereof shall be validly issued and outstanding and fully paid and nonassessable, and, when such shares of Common Stock have been issued to the Lenders, the Lenders shall be entitled to all rights accorded to a holder and beneficial owner of Common Stock.

(m) Failure to Deliver Payment Shares. If the Borrower fails on any Share Payment Closing Date to take all actions within its reasonable control to cause the delivery of the shares required to be delivered on that date, and such failure is not cured within [**] following such date (a “Share Delivery Failure”), no principal or interest due under the Notes shall be reduced in respect of such shares until such shares are actually issued and, in addition to all other obligations under this Section 2.11, the Borrower shall be obligated to promptly pay to the Lenders, for each day that such Share Delivery Failure occurs, an amount equal to the Failure Amount. As used herein, the “Failure Amount” shall be an amount equal to [**]% of the dollar amount of principal and/or interest or fee payments to be satisfied pursuant to the Share Payment Notice on the applicable date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that as of the Agreement Date and each Disbursement Date except as set forth in a Schedule to this Agreement:

(a) The Borrower is conducting its business in compliance with its Organizational Documents, which are in full force and effect.

(b) No Default or Event of Default has occurred.

(c) The Borrower (i) is capable of paying its debts as they fall due, has not admitted its inability to pay its debts as they fall due, (ii) is not bankrupt or insolvent and (iii) has not taken action, and no such action has been taken by a third party, for the Borrower’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Borrower or any or all of its assets or revenues.

(d) From and after the date of the first Disbursement, no Lien exists on the Borrower’s assets, except for Permitted Liens.

(e) The obligation of the Borrower to make any payment under this Agreement (together with all charges in connection therewith) is absolute and unconditional.

(f) From and after the date of the first Disbursement, no Indebtedness of the Borrower exists other than Permitted Indebtedness.

(g) The Borrower is validly existing as a corporation in good standing under the laws of the state of Delaware. The Borrower and its Subsidiaries have full power and authority to own their properties, conduct their business and enter into the Loan Documents to which they are a party and to consummate the transactions contemplated under such Loan Documents, and are duly qualified to do business as a foreign entity and are in good standing in each jurisdiction where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect.

(h) There is not pending or, to the knowledge of the Borrower, threatened in writing, any action, suit or other proceeding before any Governmental Authority that would reasonably be expected to have a Material Adverse Effect (a) to which the Borrower or any of its Subsidiaries is a party or (b) which has as the subject thereof any assets owned by the Borrower or any of its Subsidiaries. There are no current or, to the knowledge of the Borrower, pending, legal, governmental or regulatory enforcement actions, suits or other proceedings to which the Borrower or any of its Subsidiaries or any of their assets is subject that would reasonably be expected to have a Material Adverse Effect.

(i) The Loan Documents, as and when executed and delivered, have been duly authorized, executed and delivered by the Borrower, and constitute a valid, legal and binding obligation of the Borrower and its Subsidiaries party thereto enforceable in accordance with their terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally and (ii) applicable equitable principles. The execution, delivery and performance of the Loan Documents by the Borrower and its Subsidiaries which are party thereto and the consummation of the transactions therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon any assets of the Borrower pursuant to, any agreement to which the Borrower or any Subsidiary is a party or by which the Borrower is bound or to which any of the assets of the Borrower or any Subsidiary is subject, (B) result in any violation of or conflict with the provisions of the

Organizational Documents of the Borrower or such Subsidiaries or (C) result in the violation of any Applicable Law or (D) result in the violation of any judgment, order, rule, regulation or decree of any Governmental Authority, except, with respect to the foregoing clauses (A) (C) and (D), as could not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of any of the Loan Documents or for the consummation by the Borrower and its Subsidiaries which are party thereto of the transactions contemplated thereby except for such registrations and filings in connection with the issuance of the Warrants and Warrant Shares pursuant the Loan Documents that are necessary to comply with federal and state securities laws, rules and regulations, and filings contemplated by the Security Agreement and the Borrower and each of its Subsidiaries which are party thereto has the power and authority to enter into the Loan Documents and to consummate the transactions contemplated under the Loan Documents.

(j) Other than has been obtained, no Authorization is required for (i) the execution and delivery of this Agreement, the Warrants and the other Loan Documents, by the Borrower or its Subsidiaries which are party thereto, or (ii) the consummation of the transactions contemplated hereby and thereby, including but not limited to the issuance and exercise of the Warrants.

(k) The Borrower and each of its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority (collectively, “Necessary Documents”) material to its business and all such required Necessary Documents are valid and in full force and effect; and neither the Borrower nor any Subsidiary has received written notice of any revocation or modification of any of the Necessary Documents and neither the Borrower nor any Subsidiary has any reason to believe that (i) any of the Necessary Documents will not be renewed in the ordinary course of business (to the extent applicable), or (ii) and the Borrower and its Subsidiaries are in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees applicable to the conduct of its business as could not reasonably be expected to have a Material Adverse Effect.

(l) From and after the date of the first Disbursement, the Borrower will have good and marketable title to all of its material assets free and clear of all Liens except Permitted Liens. The property held under lease by the Borrower is held under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Borrower.

(m) The Borrower owns or has the right to use pursuant to a valid and enforceable written license, implied license or other legally enforceable right, all of the Intellectual Property that is material to its business as currently conducted (the “IP”). [**]. To its knowledge, except as could not reasonably be expected to have a Material Adverse Effect, (i) [**], (ii) [**], and (iii) [**]. As of the Agreement Date, except as set forth on Schedule 3.1(m), the Borrower is not a party to or bound by any options, licenses, or agreements with respect to IP other than non-exclusive licenses of software and other Intellectual Property acquired in the ordinary course of business. The term “Intellectual Property” as used herein means (i) all patents, patent applications, patent disclosures and inventions (whether patentable or unpatentable and whether or not reduced to practice), (ii) all trademarks, service marks, trade dress, trade names, slogans, logos, and corporate names and Internet domain names, together with all of the goodwill associated with each of the foregoing, (iii) copyrights, copyrightable works, and licenses, (iv) registrations and applications for registration for any of the foregoing, (v) computer software (including but not limited to source code and object code), data, databases, and documentation thereof, (vi) trade secrets and other confidential information, (vii) other intellectual property, and (viii) copies and tangible embodiments of the foregoing (in whatever form and medium).

(n) Neither the Borrower nor any of its Subsidiaries is in violation of its Organizational Documents, or in breach of or otherwise in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such breach or other default in the performance of any agreement or condition contained in any agreement under which it may be bound, or to which any of its assets is subject, except for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect

(o) All federal, state, local and foreign income and franchise and other material Tax returns, reports and statements (collectively, the “Tax Returns”) required to be filed by any Tax Affiliates have been filed with the appropriate Governmental Authorities, all such Tax Returns are true and correct in all material respects, and all Taxes reflected therein and all other material Taxes otherwise due and payable by any Tax Affiliate have been paid prior to the date on which any liability may be added thereto for non-payment thereof except for those contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are maintained on the books of the appropriate Tax Affiliate in accordance with GAAP. As of the Agreement Date, no income, franchise or other material Tax Return of the Borrower is under audit or examination by any Governmental Authority, and no Tax Affiliate has received written notice from any Governmental Authority of any audit or examination or any assertion of any material claim for Taxes. No Tax Affiliate has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b) or has been a member of an affiliated, combined or unitary group other than the group of which Borrower is the common parent.

(p) As of the Agreement Date, other than as set forth in Schedule 3.1(p) the Borrower has not granted rights to market or sell its services and to develop, license, use or commercialize its Intellectual Property to any other Person, and is not bound by any agreement that affects the exclusive right of the Borrower to develop, license, market or sell its services and to develop, license, use or commercialize its Intellectual Property.

(q) The Borrower and each of its Subsidiaries: (A) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect at all times has complied with all Applicable Laws; (B) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, has not received any warning letter or other correspondence or notice from the any Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required in connection with the business of the Borrower or its Subsidiaries by any Applicable Laws (together, the “Authorizations”); (C) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect possesses and complies with the Authorizations, which are valid and in full force and effect; (D) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, has not received written notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorization and has no knowledge that any Governmental Authority is considering such action; (E) except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations.

(r) The audited financial statements of the Borrower as of December 31, 2013, together with the related notes fairly present the financial condition of the Borrower as of such date and the results of operations and changes in cash flows for the periods therein specified in conformity with GAAP consistently applied throughout the periods involved, and, as of the Agreement Date, there are no material off-balance sheet arrangements or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Borrower’s knowledge, material future effect on the Borrower’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

(s) The Borrower maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for material assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) (i) To the knowledge of the Borrower, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code that is not exempt under ERISA Section 408 or Section 4975 of the Code, under any applicable regulations and published interpretations thereunder or under any applicable prohibited transaction, individual or class exemption issued by the Department of Labor, has occurred with respect to any Employee Benefit Plan, except as for such transaction that would not have a Material Adverse Effect, (ii) at no time within the last seven (7) years has the Borrower or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Section 302 of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Borrower or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA, (iii) no Employee Benefit Plan represents any current or future liability for retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law, (iv) each Employee Benefit Plan is and has been operated in compliance with its terms and all applicable laws, including but not limited to ERISA and the Code, except for such failures to comply that would not have a Material Adverse Effect, (v) no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Borrower or any ERISA Affiliate to any tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law, except for any such tax, fine, lien, penalty or liability that would not, individually or in the aggregate, have a Material Adverse Effect, (vi) except to the extent required under applicable foreign law, rule or regulation, the Borrower does not maintain any Foreign Benefit Plan, (vii) the Borrower does not have any obligations under any collective bargaining agreement. As used in this clause (t), “Employee Benefit Plan” means any material “employee benefit plan” within the meaning of Section 3(3) of ERISA, and all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Borrower or any of its Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Borrower or any of its respective Subsidiaries or (B) the Borrower or any of its Subsidiaries has had or has any present or future obligation or liability on behalf of any such employee, director or independent contractor; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the Borrower’s controlled group as defined in Code Section 414 (b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan mandated by a government other than the United States of America is subject to the laws or a jurisdiction outside of the United States.

(u) The Borrower’s Subsidiaries, as of the Agreement Date, are set forth in Schedule 3.1(u).

(v) Subsequent to January 1, 2014 and through the Agreement Date, the Borrower has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock except pursuant to equity incentive plans and employee stock purchase plans; and other than as set forth on Schedule 3.1(v), there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock), or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Borrower except pursuant to equity incentive plans, employee stock purchase plans and employee benefit plans.

(w) All of the issued and outstanding shares of capital stock of the Borrower are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing; the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and the shares of Commons Stock issuable pursuant to Section 2.11 (“Share Issue Shares”) have been duly authorized and the Warrant Shares and Share Issue Shares, when issued, delivered and paid for in accordance with the terms of the Warrants and Section 2.11 respectively, will have been validly issued and will be fully paid and nonassessable. As of the Agreement Date, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of any shares of Common Stock pursuant to the Borrower’s Organizational Documents or any agreement to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its

Subsidiaries is bound. As of the Agreement Date, the Borrower’s outstanding shares of capital stock, options and warrants as set forth in Schedule 3.1(w) to this Agreement is accurate, and there are no other (i) except as set forth in such Schedule, options issuable or issued under the Borrower’s option plans, or (ii) options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Borrower or any Subsidiary of the Borrower any shares of the capital stock of the Borrower or any Subsidiary of the Borrower. The issuance and delivery of the Warrants does not and, assuming full exercise of the Warrants, the exercise of the Warrants will not, require approval from any Governmental Authority other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws and the rules and regulations of NASDAQ.

(x) The Borrower has, upon issuance of the a Warrant, reserved for issuance a number of shares of Common Stock sufficient to cover all shares issuable on exercise of such Warrant (computed without regard to any limitations on the number of shares that may be issued on exercise).

Section 3.2 Borrower Acknowledgment. The Borrower acknowledges that it has made the representations and warranties in Section 3.1 with the intention of persuading the Lenders to enter into the Loan Documents and that the Lenders have entered into the Loan Documents on the basis of, and in full reliance on, each of such representations and warranties.

Section 3.3 Representations and Warranties of the Lenders. Each Lender, severally and not jointly, represents and warrants to the Borrower as of the Agreement Date and as of each date that any Notes, Warrants or Common Shares are issued to a Lender, that:

(a) Such Lender is duly organized and validly existing under the laws of the jurisdiction of its formation.

(b) Each Loan Document to which it is a party has been duly authorized, executed and delivered by such Lender and constitutes the valid and legally binding obligation of such Lender, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(c) Such Lender has full power and authority to make each Disbursement and to enter into and perform its other obligations under each of the Loan Documents and carry out the other transactions contemplated thereby.

(d) Each of the Notes, Warrants, the Warrant Shares and the Share Issue Shares (collectively the “Loan Securities”) to be received by such Lender hereunder will be acquired for such Lender’s own account, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (“1933 Act”), except pursuant to sales registered or exempted under the 1933 Act, and such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Lender’s right at all times to sell or otherwise dispose of all or any part of such Loan Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Lender to hold the Loan Securities for any period of time and such Lender reserves the right to dispose of the Loan Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Lender is not a broker-dealer registered with the SEC under the Securities Exchange Act of 1934, as amended (“1934 Act”) or an entity engaged in a business that would require it to be so registered.

(e) Such Lender can bear the economic risk and complete loss of its investment in the Loan Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(f) Such Lender has had an opportunity to receive, review and understand all information related to the Borrower requested by it and to ask questions of and receive answers from the Borrower regarding the Borrower, its business and the terms and conditions of the offering of the Loan Securities, and has conducted and completed its own independent due diligence. Such Lender acknowledges receipt of copies of the Borrower’s filings pursuant to the 1934 Act. Based on the information such Lender has deemed appropriate, it has independently made its own analysis and decision to enter into the Loan Documents. Neither such inquiries nor any other due diligence investigation conducted by such Lender shall modify, limit or otherwise affect such Lender’s right to rely on the Borrower’s representations and warranties contained in this Agreement.

(g) Such Lender understands that the Loan Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

(h) Such Lender is an “accredited investor” in Regulation D promulgated under the 1933 Act.

(i) Such Lender did not learn of the investment in the Loan Securities as a result of any general solicitation or general advertising.

(j) No Person will have, as a result of the transactions contemplated by the Loan Documents, any valid right, interest or claim against or upon the Borrower, any Subsidiary or any Lender for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Lender.

(k) Such Lender understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Borrower or the purchase of the Loan Securities.

(l) Such Lender has no present intent to effect a “change of control” of the Borrower as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

ARTICLE 4

CONDITIONS OF DISBURSEMENT

Section 4.1 Conditions to the First Disbursement. The obligation of the Lenders to make the first Disbursement shall be subject to the fulfillment of the following conditions on or before the date of the first Disbursement:

(a) The Lenders shall have received:

(1) the Security Agreement in the form of Exhibit E (together with completed schedules) hereto executed by Borrower and the other Grantors (as defined in the Security Agreement;

(2) the Patent Security Agreements in the form of Exhibit F hereto (together with completed schedules) executed by Borrower and the other Grantors;

(3) the Trademark Security Agreements in the form of Exhibit G hereto (together with completed schedules) executed by Borrower and the other Grantors;

(4) the Control Agreements (as defined in the Security Agreement), satisfactory in form and substance to the Lenders, executed by each Grantor and each institution where Deposit Accounts (as defined in the Security Agreement) are held;

(5) the Landlord’s Waivers and Consents, satisfactory in form and substance to the Lenders, executed by the lessor of each location of a Grantor set forth on Schedule 4 of the Security Agreement;

(6) Certificates evidencing all of the issued and outstanding equity interests in Infinity Discovery, Inc. and Infinity Security Corporation, satisfactory in form and substance to the Lenders, together with stock powers endorsed in blank;

(7) Certificates of property and liability insurance for each Grantor reflecting the insurance coverages required by Section 5.11 of the Security Agreement, satisfactory in form and substance to the Lenders;

(8) an opinion of Grantor’s counsel, dated the date of the Disbursement, satisfactory in form and substance to the Lenders;

(9) a certificate, dated as of the date of the Disbursement, as to Organizational Documents, resolutions, and incumbency; and

(10) the Notes executed by the Borrower.

(b) Any liens other than Permitted Liens shall have been terminated.

(c) No Indebtedness shall exist other than Permitted Indebtedness.

(d) All actions required to be taken by the Borrower pursuant to Section 2.10 shall have been taken;

(e) No Default or Event of Default shall have occurred or would result from the Disbursement;

(f) [**];

(g) The Disbursement Condition has been satisfied.

(h) The Lenders shall not be obligated to make a Disbursement if the number of shares of Common Stock issuable upon a “Cash Exercise” of all Warrants required to be issued pursuant to Section 2.10(b) in connection with such Disbursement, together with all shares of Common Stock issued or issuable pursuant to all Warrants previously issued pursuant to Section 2.10, would exceed 9,500,000 (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification or similar event).

Section 4.2 Conditions to other Disbursements. The obligation of the Lenders to make any other Disbursement shall be subject to the fulfillment of the following conditions:

(a) All actions required to be taken by the Borrower pursuant to Section 2.10 shall have been taken.

(b) No Default or Event of Default shall have occurred or would result from the Disbursement.

(c) The Disbursement Condition has been satisfied.

(d) The Lenders shall not be obligated to make a Disbursement if the number of shares of Common Stock issuable upon a “Cash Exercise” of all Warrants required to be issued pursuant to Section 2.10(b) in connection with such Disbursement, together with all shares of Common Stock issued or issuable pursuant to all Warrants previously issued pursuant to Section 2.10 and all shares previously issued pursuant to Section 2.11, would exceed 9,500,000 (subject to appropriate adjustment to reflect any stock split, stock combination, reclassification or similar event).

ARTICLE 5

PARTICULAR COVENANTS AND EVENTS OF DEFAULT

Section 5.1 Affirmative Covenants. Unless the Required Lenders shall otherwise agree:

(i) The Borrower shall and shall cause its Subsidiaries to maintain its existence and qualify and remain qualified to do its business as currently conducted, except for any merger or dissolution of a Subsidiary in accordance with Section 5.2(i) and except where the failure to maintain such qualification would not reasonably be expected to have a Material Adverse Effect.

(ii) The Borrower shall and shall cause its Subsidiaries to comply with all Applicable Laws except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.

(iii) The Borrower shall obtain and shall cause its Subsidiaries to make and keep in full force and effect all Authorizations, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(iv) The Borrower shall promptly notify the Lenders of the occurrence of (i) any Default or Event of Default and (ii) any claims, litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened in writing against the Borrower or any of its Subsidiaries.

(v) If the Borrower is not required to file reports pursuant to Sections 13 or 15(d) of the Exchange Act, the Borrower will provide to the Lenders quarterly financial statements for itself and its Subsidiaries within 45 days after the end of each quarter, and audited annual financial statements within 90 days after the end of each year prepared in accordance with GAAP with a report thereon by the Borrower’s independent certified public accountants. If the Borrower is required to file such reports, the Borrower will timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Exchange Act) any annual reports, quarterly reports and other periodic reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act, and the Borrower and its Subsidiaries will provide to the Lenders copies of all documents, reports, financial data and other information not available on the SEC EDGAR system and not containing any material non-public information (as reasonably determined by the Borrower) that the Lenders may reasonably request.

(vi) The Borrower shall maintain on a consolidated basis Cash and Cash Equivalents of not less than $25,000,000.

(vii) The Borrower shall, within thirty (30) days of the Agreement Date, reimburse Lenders for their documented legal fees and expenses in connection with the negotiation, documentation and closing of the Loan Documents, up to an amount not to exceed $200,000.

Section 5.2 Negative Covenants. Unless the Required Lenders shall otherwise agree, from and after the date of the first Disbursement:

(i) The Borrower shall not and shall not permit any Subsidiary to (a) liquidate, provided that a Subsidiary may merge into the Borrower or any other Subsidiary or may dissolve if its assets are transferred to the Borrower or another Subsidiary, or (b) enter into any merger, consolidation or reorganization, unless (x) the Borrower or a Subsidiary is the surviving corporation. The Borrower shall not establish (x) any Subsidiary organized in the United States unless such Subsidiary executes and delivers to the Lenders a joinder to the Guaranty and Security Agreement providing for all of its assets to be collateral thereunder, in which case such Subsidiary shall be deemed to be a Credit Party, and (y) any Subsidiary not organized in the United States, unless the Borrower executes a pledge agreement in favor of the Lenders, in form and substance reasonably acceptable to the Lenders, with respect to 65% of the capital stock of such Subsidiary.

(ii) Except for an Excluded Transaction, the Borrower shall not, and shall not permit any Subsidiary to, (a) enter into any partnership, joint venture, syndicate, pool, profit sharing or other similar combination (a “Collaborative Arrangement”), or engage in any transaction with any holder of more than 1% of the Common Stock of the Borrower, any stockholder of a Subsidiary, any Affiliate of the Borrower or any equity holder of such Affiliate, whereby its income or profits are, or might be, shared with another Person other than a wholly owned Subsidiary; provided that the provisions of clause (ii) shall not apply to Excluded Transactions, (b) enter into any management contract or similar arrangement whereby a substantial part of its business is managed by a Person other than the Borrower, or (c) other than any distribution by a Subsidiary to the Borrower, distribute, or permit the distribution of, any of its assets, including its intangibles, to any holder of more than 1% of the common stock of the Borrower, any Affiliate of the Borrower or any equity holder of such Affiliate.

For the purposes of this Section 5.2 (ii), the following definitions apply:

(A) “Excluded Transaction” means any Collaborative Arrangement containing any grant to a third party of a license, or option to obtain a license, under any of the Borrower’s or any Subsidiary’s Intellectual Property to research, manufacture, develop or commercialize any compound or product covered by such Intellectual Property (“Rights”); [**]:

a. [**]

(B) [**].

(C) “Exclusive License” means, with respect to any drug or pharmaceutical product, any license to the Intellectual Property relating to such drug or pharmaceutical product with a term greater than, or substantially equal to the remaining expected useful life, or, if applicable, patent life of such Intellectual Property (unless terminable prior to such time without material penalty or premium by the licensor) and which provides for exclusive rights to develop, commercialize, sell, market and promote such drug or product within the United States, Europe and/or Japan; provided that an “Exclusive License” shall not include (a) any license solely to sell, offer for sale, use, promote and/or distribute any such drug or product on an exclusive basis within any particular geographic region or territory in consideration for sales based payments to Borrower, (b) any license which may be exclusive, solely to manufacture any such drug or product, and (c) any license solely to manufacture, use, promote, offer for sale and/or sell any authorized generic version of such drug or product.

(iii) The Borrower shall not and shall not permit any Subsidiary to (a) create, incur or suffer any Lien, except Permitted Liens or (b) assign, sell, transfer or otherwise dispose of, any Loan Document or its rights and obligations thereunder.

(iv) The Borrower shall not and shall not permit any Subsidiary to create, incur, assume, guarantee or be liable with respect to any Indebtedness, other than Permitted Indebtedness.

(v) The Borrower shall not and shall not permit any Subsidiary to sell or otherwise transfer any of their respective assets other than:

(A) in the ordinary course of business, including sales of inventory, and sales, transfers and other dispositions of used, surplus, obsolete or outmoded machinery or equipment;

(B) sales or transfers to the Borrower or a Subsidiary, or investments by the Borrower in any Subsidiary;

(C) the sale or discount of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not in connection with any financing transaction;

(D) dispositions of assets subject to any casualty or condemnation proceeding (including in lieu thereof);

(E) leases or subleases of real property granted by the Borrower or any Subsidiary to third Persons not interfering in any material respect with the business of the Borrower or any Subsidiary;

(F) the licensing of patents, trademarks, copyrights and other intellectual property in the ordinary course of business and not constituting an Intellectual Property Sale;

(G) the transfer or sale of assets in connection with any Excluded Transaction that does not constitute an Intellectual Property Sale; and

(H) other sales and/or transfers of assets of the Borrower or any Subsidiary in an aggregate amount not to exceed $500,000 in any year and $2,000,000 cumulatively.

(vi) The Borrower shall not permit Infinity Security Corporation to (i) incur Indebtedness other than Indebtedness comprised of Cash and Cash Equivalents and any Indebtedness described in clauses (iv) or (xvii) of the definition of Permitted Indebtedness, (ii) incur Liens on its assets other than (A) Liens described in clauses (v), (vii) or (xii) of the definition of Permitted Liens, (B) statutory Liens created by operation of Applicable Law that are not more than 60 days past due or are being contested in good faith by appropriate proceedings, or (c) Liens securing Indebtedness under items (iv) or (xvii) of the definition of Permitted Indebtedness.

Section 5.3 Major Transaction. The Borrower shall give the Lenders notice of a Major Transaction (as defined in the Warrants) at least [**] days prior to the consummation thereof but in any event within [**] business days following the first to occur of (x) the date of the public announcement of such Major Transaction if such announcement is made before 4:00 p.m., New York City time, or (y) the day following the public announcement of such Major Transaction if such announcement is made on or after 4:00 p.m., New York City time . The Lenders, within [**] days after the receipt of such notice, in the exercise of their sole discretion, may deliver a notice to the Borrower (the “Put Notice”) that the Final Payment shall be due and payable. If the Lenders deliver a Put Notice, then simultaneously with consummation of such Major Transaction, the Borrower shall make the Final Payment to the Lenders and this Agreement and the other Loan Documents shall terminate. The Borrower shall not consummate any Major Transaction without complying with the provisions of this Section 5.3.

Section 5.4 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 5.4 shall have happened and be continuing beyond the applicable cure period (each, an “Event of Default”), the Required Lenders, by written notice to the Borrower, may declare the principal of, and accrued and unpaid interest on, all of the Notes or any part of any of them (together with any other amounts accrued or payable under the Loan Documents) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Borrower, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and all other rights acquired in connection with the Loan:

(a) The Borrower shall have failed to make payment of principal and interest under the Notes when due.

(b) The Borrower shall have failed to comply with the due observance or performance of any covenant contained in any Loan Document (other than the covenants described in (a) above) and such failure shall not have been cured by the Borrower within 30 days after receiving written notice of such failure from the Lenders.

(c) Any representation or warranty made by the Borrower in any Loan Document shall have been incorrect, false or misleading in any material respect (except to the extent that such representation or warranty is qualified by reference to materiality or Material Adverse Effect, to which extent it shall have been incorrect, false or misleading in any respect) as of the date it was made.

(d) (i) The Borrower shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) the Borrower shall declare a moratorium on the payment of its debts; (iii) the commencement by the Borrower of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of all or substantially all of its assets; (iv) the commencement against the Borrower of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a period of forty-five (45) days; (v) the making by the Borrower of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due; or (vi) any other event shall have occurred which under any applicable law would have an effect analogous to any of those events listed above in this subsection.

(e) One or more final judgments in excess of $100,000 (net of any applicable insurance) against the Borrower or any Subsidiary or attachments against any material portion (taken as a whole) of their property remain(s) unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 60 days from the date of entry of such judgment.

(f) Any authorization of a Government Authority necessary for the execution, delivery or performance of any Loan Document or for the validity or enforceability of any of the Obligations under any Loan Document is not given or is withdrawn or ceases to remain in full force or effect.

(g) The validity of any material provision of any Loan Document shall be contested by the Borrower or any Subsidiary, or any Applicable Law purport to render any material provision of any Loan Document invalid or unenforceable or shall purport to prevent or materially delay the performance or observance by the Borrower of the Obligations.

(h) There is a failure to perform in any agreement to which the Borrower or any Subsidiary is a party with a third party or parties resulting in a right by such third party or parties to accelerate the maturity of any Indebtedness for borrowed money in an amount in excess of $200,000 and such acceleration is not rescinded within 60 days.

(i) If any Governmental Authority terminates, suspends, or imposes any material restrictions on the business or operations of Borrower or any Subsidiary which has a Material Adverse Effect.

(j) [**].

Section 5.5 Automatic Acceleration on Dissolution or Bankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 5.4(d) shall occur, the principal of the Notes (together with any other amounts accrued or payable under this Agreement) shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

Section 5.6 Recovery of Amounts Due. If any amount payable hereunder is not paid as and when due, the Borrower hereby authorizes the Lenders to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower to the full extent of all amounts payable to the Lenders.

ARTICLE 6

MISCELLANEOUS

Section 6.1 Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or by electronic mail and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, or when received by electronic mail in each case addressed to a party. The addresses for such communications shall be:

If to the Borrower:

Infinity Pharmaceuticals, Inc.

780 Memorial Drive

Cambridge, MA 02319

E-mail: Lawrence.bloch@infi.com

Attention: Lawrence Bloch Chief Financial Officer

With a copy to:

Infinity Pharmaceuticals, Inc.

780 Memorial Drive

Cambridge, MA 02319

Attention: General Counsel

With a further copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

7 World Trade Center

250 Greenwich Street

New York, New York 10007

Fax: (212) 230-8800

Email: steven.singer@wilmerhale.com

Attn: Steve D. Singer, Esq.

If to the Lenders:

Deerfield Management Company, L.P.

780 Third Avenue, 37th Floor

New York, NY 10017

Fax: 212-599-3075

Email: dclark@deerfield.com

Attn: David J. Clark

With a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022

Fax: (212) 940-8776

Email: mark.fisher@kattenlaw.com

Attn: Mark I. Fisher, Esq.

Section 6.2 Waiver of Notice. Whenever any notice is required to be given to the Lenders or the Borrower under any of the Loan Documents, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 6.3 Reimbursement of Legal and Other Expenses. If any amount owing to the Lenders under any Loan Document shall be collected through enforcement of this Agreement, any Loan Document or restructuring of the Loan in the nature of a work-out, settlement, negotiation, or any process of law, or shall be placed in the hands of third Persons for collection, the Borrower shall pay (in addition to all monies then due in respect of the Loan or otherwise payable under any Loan Document) all reasonable and documented external attorneys’ and other fees and out-of-pocket expenses incurred in respect of such collection.

Section 6.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury.

Section 6.5 Successors and Assigns. This Agreement shall bind and inure to the respective successors and assigns of the Parties, except that the Borrower may not assign or otherwise transfer all or any part of its rights under the Loan Documents without the prior written consent of the Lenders. Upon a Lender’s assignment of a Note such Lender shall provide notice of the transfer to Borrower for recordation in the Register pursuant to Section 1.4. Upon receipt of a notice of a transfer of an interest in a Note, Borrower shall record the identity of the transferee and other relevant information in the Register and the transferee shall (to the extent of the interests transferred to such transferee) have all the rights and obligations of, and shall be deemed, a Lender hereunder.

Section 6.6 Entire Agreement. The Loan Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto. The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by the authorized officer of each Party.

Section 6.7 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.8 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which and any photocopies and facsimile copies thereof shall be deemed an original, but all of which together shall constitute one and the same agreement.

Section 6.9 Survival.

(a) This Agreement and all agreements, representations and warranties made in the Loan Documents, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the other Parties and shall survive the execution and delivery of this Agreement and the making of the Loan hereunder regardless of any investigation made by any such other Party or on its behalf, and shall continue in force until all amounts payable under the Loan Documents shall have been fully paid in accordance with the provisions thereof, and the Lenders shall not be deemed to have waived, by reason of making the Loan, any Event of Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lenders may have had notice or knowledge of any such Event of Default or may have had notice or knowledge that such representation or warranty was false or misleading at the time the Disbursement was made.

(b) The obligations of the Borrower under Sections 1.4 and 2.5 and the obligations of the Borrower and the Lenders under this Article 6 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Agreement or any provision hereof.

Section 6.10 No Waiver. Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lenders upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lenders in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lenders in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 6.11 Indemnity.

(a) The Borrower shall, at all times, indemnify and hold each Lender harmless (the “Indemnity”) and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the reasonable attorneys’ fees incurred in defending against such claims), damages, liabilities, penalties, or other expenses arising out of, or relating to, the Loan Documents, the extension of credit hereunder or the Loan or the use or intended use of the Loan, which an Indemnified Person may incur or to which an Indemnified Person may become subject, but excluding Excluded Taxes (each, a “Loss”). The Indemnity shall not apply to the extent that a court or arbitral tribunal of competent jurisdiction issues a final judgment that such Loss resulted from the gross negligence or willful misconduct of the Indemnified Person. The Indemnity is independent of and in addition to any other agreement of Borrower under any Loan Document to pay any amount to the Lenders, and any exclusion of any obligation to pay any amount under this subsection shall not affect the requirement to pay such amount under any other section hereof or under any other agreement. For the avoidance of doubt, this Section 6.11 shall not apply to Indemnified Taxes. For clarity, with respect to the matters covered by Section 5.1(vii), nothing herein shall extend any liability of the Borrower or any Subsidiary for amounts in excess of those permitted under such Section.

(b) Promptly after receipt by an Indemnified Person of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Loss in respect thereof is to be made against the indemnifying person under this Section 6.11, deliver to Borrower a written notice of the commencement thereof, and Borrower shall have the right to participate in, and, to the extent Borrower so desires, to assume control of the defense thereof with counsel mutually satisfactory to Borrower and the Indemnified Person, as the case may be.

(c) An Indemnified Person shall have the right to retain its own counsel with the documented reasonable fees and out-of-pocket expenses to be paid by the indemnifying person, if, in the reasonable opinion of counsel for the Indemnified Person, the representation by such counsel of the Indemnified Person and Borrower would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. The Borrower shall pay for only one separate legal counsel for the Indemnified Persons. The failure of an Indemnified Person to deliver written notice to the Borrower within a reasonable time of the commencement of any such action shall not relieve the Borrower of any liability to the Indemnified Person under this Section 6.11, except to the extent that Borrower is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6.11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

Section 6.12 No Usury. The Loan Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lenders for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lenders shall ever receive anything which might be deemed interest under applicable law, that would exceed the highest lawful rate, such amount that would be deemed excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan, or if such deemed excessive interest exceeds the unpaid balance of principal of the Loan, such deemed excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the deemed rate of interest on account of the Loan is uniform throughout the term thereof. The terms and provisions of this Section shall control and supersede every other provision of this Agreement and the Notes.

Section 6.13 Further Assurances. From time to time, the Borrower shall perform any and all acts and execute and deliver to the Lenders such additional documents as may be necessary or as requested by the Lenders to carry out the purposes of any Loan Document or any or to preserve and protect the Lenders’ rights as contemplated therein.

Section 6.14 Termination. The Borrower may upon 15 days’ notice to the Lenders terminate this Agreement, the Security Agreement and the other Loan Documents (other than any Warrants) upon payment in full of (a) the Obligations (other than under the Warrant and the Registration Rights Agreement), and (b) the No-Draw Fee calculated as of the termination date (i.e., the No-Draw Fee shall be 3% of the difference, if any, between $100,000,000 and the aggregate amount of the Disbursements made under this Agreement prior to the termination date).

Section 6.15 Lenders’ Obligations. The Obligations of the Lenders under the Loan Document shall be several and not joint.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Lenders and the Borrower have caused this Agreement to be duly executed as of the 24th day of February, 2014.

BORROWER:

INFINITY PHARMACEUTICALS, INC.

By:	/s/ Laurence E. Bloch
Name:	Laurence E. Bloch, M.D., J.D.
Title:	Chief Financial Officer and Chief Business Officer

LENDERS:

DEERFIELD PRIVATE DESIGN FUND II, L.P.
By: Deerfield Mgmt., L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.
By: Deerfield Mgmt., L.P. its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

DEERFIELD PARTNERS, L.P.
By: Deerfield Mgmt., L.P., its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P.
By: Deerfield Mgmt., L.P. its General Partner
By: J.E. Flynn Capital, LLC, its General Partner

By:	/s/ David Clark
Name:	David Clark
Title:	Authorized Signatory

SCHEDULE 1

LENDER	ALLOCATION OF DISBURSEMENTS, PREPAYMENTS AND WARRANTS
Deerfield Private Design Fund II, L.P.	23.30%
Deerfield Private Design International II, L.P.	26.70%
Deerfield Partners, L.P.	22.45%
Deerfield International Master Fund, L.P.	27.55%

A-1

Schedule 3.1(m)

Exclusive in-license:

•	Amended and Restated Development and License Agreement between Intellikine LLC and Infinity Pharmaceuticals, Inc. dated December 24, 2012

[**]

Exclusive out-license:

•	Collaboration Agreement between Infinity Pharmaceuticals, Inc. and Novartis Institutes for BioMedical Research, Inc. dated February 24, 2006

[**]

[**]

Schedule 3.1(p)

•	See Schedule 3.1(m) which is incorporated herein by reference.

•	Non-exclusive licenses of Intellectual Property in the ordinary course of business, including under material transfer agreements, sponsored research agreements, service agreements and other similar agreements, entered into in the ordinary course.

Schedule 3.1(u)

Infinity Discovery, Inc., a Delaware corporation

Infinity Security Corporation, a Massachusetts corporation

Schedule 3.1(v)

•	Issuance of shares of the Borrower’s common stock under the matching provisions of Borrower’s 401k plan.

Schedule 3.1(w)

2/20/2014
Issued and Outstanding Common Shares	48,283,147
Reserved for Future Grants Under 2010 Stock Plan	1,515,745
Outstanding Stock Option Awards related to 2010 Stock Plan	4,382,883
Outstanding Stock Option Awards related to 2000 Stock Plan	2,506,177
Outstanding Stock Option Awards related to 2001 Stock Plan	69,110
Reserved for Grant Under Existing Employee Stock Purchase Plans	218,097
Reserved for Grant Under 401(K)	115,228
Outstanding Warrants	—
Unvested Restricted Stock Awards	—

Exhibit A

Form of Notes

(see attached)

Exhibit A

THIS NOTE AND ANY SHARES ACQUIRED UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFEFRED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

This Note is issued with Original Issue Discount (“OID”). See the Schedule for the Issue Price, Amount of OID, and Yield to Maturity.

PROMISSORY NOTE

            , 2014

FOR VALUE RECEIVED, Infinity Pharmaceuticals, Inc., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to [            ] (the “Payee”), a principal amount equal to the lesser of (a) [            ] and (b) the aggregate unpaid amount of Disbursements allocated to the Payee pursuant to Section 2.2 of the Facility Agreement referenced to below, in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement.

This Note is a “Note” referred to in the Facility Agreement dated as of February             , 2014 between the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof pursuant to the provisions of the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement.

If an Event of Default has occurred and is continuing, this Note may in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof. Subject to the terms of the Facility Agreement, all such payments will be free and clear of, and without deduction or withholding for, any present or future taxes.

Maker authorizes the Payee to record on the schedule attached hereto the amount of each Disbursement made under this Note and each payment and prepayment of Disbursements without any further authorization on the part of Maker. The entry of a Disbursement on said schedule shall be prima facie and presumptive evidence of the entered Disbursement and its conditions, absent manifest error. The Payee’s failure to make an entry, however, shall not limit or otherwise affect the obligations of Maker.

Maker shall pay all reasonable, documented, out of pocket costs of collection, including, without limitation, all reasonable, legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

Other than those notices required to be provided by Payee to Maker under the terms of the Facility Agreement, the Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by the Maker and the Payee. This Note may be prepaid in whole or in part in accordance with the provisions of the Facility Agreement.

Maker agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note shall be commenced exclusively in the state and federal courts sitting in the City of New York. Maker hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated by or discussed in the Facility Agreement and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Maker hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Facility Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The Maker hereby waives all rights to a trial by jury.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State.

[Signature page follows]

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

INFINITY PHARMACEUTICALS, INC.
By:
Name:
Title

A-1

SCHEDULE TO NOTE

DATE	AMOUNT OF DISBURSEMENT	AMOUNT OF PAYMENT OR PREPAYMENT	UNPAID PRINCIPAL BALANCE OF NOTE	NAME OF PERSON MAKING NOTATION
(a)
(b)
(c)
(d)

(a)	ISSUE PRICE: $

AMOUNT OF OID: $

ISSUE DATE:

YIELD TO MATURITY: [ ]%

(b)	ISSUE PRICE: $

AMOUNT OF OID: $

ISSUE DATE:

YIELD TO MATURITY: [ ]%

(c)	ISSUE PRICE: $

AMOUNT OF OID: $

ISSUE DATE:

YIELD TO MATURITY: [ ]%

A-2

(d)	ISSUE PRICE: $

AMOUNT OF OID: $

ISSUE DATE:

YIELD TO MATURITY: [ ]%

A-3

Exhibit B

Permitted Indebtedness

•	Reimbursement obligations with resect a standby letter of credit in the amount of $1.1 million issued to ARE-770/784/790 Memorial Drive LLC in accordance with the Borrower’s facility lease agreement.

B-1

Exhibit C

Permitted Liens

•	Liens on $1.1million on deposit with JPMorgan to secure the reimbursement obligations with respect to a standby letter of credit in the name of ARE-770/784/790 Memorial Drive LLC (which is described under Exhibit B)

•	Liens reflected in the attached lien search report from the State of Delaware.

Delaware

PAGE 1

The First State

CERTIFICATE

SEARCHED FEBRUARY 11, 2014, AT 4:17 P.M.
FOR DEBTOR "INFINITY PHARMACEUTICALS, INC."

1 OF 13 FINANCING STATEMENT 30361041
EXPIRATION DATE: FEBRUARY 10, 2018
DEBTOR: INFINITY PHARMACEUTICALS, INC.
650 ALBANY STREET ADDED 02-10-03
BOSTON MA 02118
SECURED: GENERAL ELECTRIC CAPITAL CORPORATION
401 MERRITT 7, SUITE 23 ADDED 02-10-03
NORWALK CT 06856

F I L I N G H I S T O R Y

30361041	FILED 02-10-03	AT	7:13 P.M.	FINANCING STATEMENT
73783692	FILED 10-08-07	AT	4:56 P.M.	CONTINUATION
23906544	FILED 10-10-12	AT	6:43 P.M.	CONTINUATION

2 OF 13 FINANCING STATEMENT 30361264
EXPIRATION DATE: FEBRUARY 10, 2018
DEBTOR: INFINITY PHARMACEUTICALS, INC.
650 ALBANY STREET ADDED 02-10-03
BOSTON MA 02118
SECURED: GENERAL ELECTRIC CAPITAL CORPORATION
401 MERRITT 7, SUITE 23 ADDED 02-10-03
NORWALK CT 06856

F I L I N G H I S T O R Y

30361264	FILED 02-10-03	AT	7:21 P.M.	FINANCING STATEMENT
73783817	FILED 10-08-07	AT	5:03 P.M.	CONTINUATION
23885722	FILED 10-09-12	AT	2:33 P.M.	CONTINUATION

3 OF 13 FINANCING STATEMENT 31691479
EXPIRATION DATE: JULY 3, 2018
DEBTOR: INFINITY PHARMACEUTICALS, INC.
780 MEMORIAL DRIVE ADDED 07-03-03
CAMBRIDGE MA 02139
SECURED: GENERAL ELECTRIC CAPITAL CORPORATION
401 MERRITT 7, SUITE 23 ADDED 07-03-03
NORWALK CT 06856

F I L I N G H I S T O R Y

Jeffrey W. Bullock, Secretary of State

20140557330UCXN AUTHENTICATION: 1127249

140162868 DATE: 02-11-14

Exhibit D-1

Form of initial Warrant

(see attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase shares	Warrant Number

Warrant to Purchase Common Stock

of

Infinity Pharmaceuticals, Inc.

THIS CERTIFIES that             or any subsequent holder hereof (“Holder”) has the right to purchase from Infinity Pharmaceuticals, Inc., a Delaware corporation, (the “Company”),             (            ) fully paid and nonassessable shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time during the Term (as defined below).

Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this “Warrant” or this “Agreement”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1. Date of Issuance and Term.

This Warrant shall be deemed to be issued on             , 2014 (“Date of Issuance”). The term of this Warrant begins on the Date of Issuance and ends at 5:00 p.m., New York City time, on the date that is seven (7) years after the Date of Issuance (the “Term”). This Warrant was issued in conjunction with that certain Facility Agreement (the “Facility Agreement”) and the Registration Rights Agreement (“Registration Rights Agreement”) by and between the Company and             , each dated             , 2014, entered into in conjunction herewith.

8

Notwithstanding anything herein to the contrary, the Company shall not issue to the Holder, and the Holder may not acquire, a number of shares of Common Stock upon exercise of this Warrant to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”), provided, however, that the 9.985% Cap shall not apply with respect to the issuance of shares of Common Stock pursuant to a Cashless Major Exercise (as defined below) in connection with a Major Transaction (as defined below) covered by the provisions of Section 5(c)(i)(A) below in which the Company is not the surviving entity (a “Non-Surviving Change of Control Transaction”) and provided, further, that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission (the “SEC”), and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Holder” means             and any transferee or assignee pursuant to the terms of this Warrant.

2. Exercise.

(a) Manner of Exercise. During the Term, this Warrant may be Exercised as to all or any lesser number of whole shares of Common Stock covered hereby (the “Warrant Shares” or the “Shares”) by sending to the Company the Exercise Form attached hereto as Exhibit A (the “Exercise Form”) duly completed and executed, together with the full Exercise Price (as defined below, which may be satisfied by a Cash Exercise or a Cashless Exercise, as each is defined below) for each share of Common Stock as to which this Warrant is Exercised, at the office of the Company, 780 Memorial Drive, Cambridge, MA 02139, Phone: 617-453-1000, Fax: 617-453-1001, electronic mail:legalnotice@infi.com), or at such other office or agency as the Company may designate in writing, by overnight mail, facsimile or electronic mail (such exercise of the Warrant hereinafter called the “Exercise” of this Warrant).

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(b) Date of Exercise. The “Date of Exercise” of the Warrant shall be defined as the date that the Exercise Form attached hereto as Exhibit A, completed and executed, is sent by facsimile or electronic mail to the Company, provided that the Exercise Form is received by the Company and the Exercise Price is satisfied, each as soon as practicable thereafter but in no event later than two (2) business days following the date of such facsimile or electronic mail. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile or electronic mail. Upon delivery of the Exercise Form to the Company by facsimile, electronic mail or otherwise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been Exercised, irrespective of the date such Warrant Shares are credited to the Holder’s Depository Trust Company (“DTC”) account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be; provided, however, that in the event of a Cashless Major Exercise in respect of a Non-Surviving Change of Control Transaction, the Holder shall be deemed to have become the holder of record of the shares issuable upon such exercise immediately prior to the consummation of such Non-Surviving Change of Control Transaction and provided, further, that in the event of a Cashless Major Exercise triggered by an event set forth in Section 5(c)(i)(F), the Holder shall be deemed to have become the holder of record of the shares issuable upon such exercise immediately following the occurrence of the Major Transaction. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Form is delivered to the Company. Execution and delivery of an Exercise Form with respect to a partial Exercise shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) Delivery of Common Stock Upon Exercise. Within three (3) business days after the Date of Exercise (but, in the case of a Cash Exercise, within two (2) business days following the Company’s receipt of the full Exercise Price, if later) or, in the case of a Cashless Major Exercise or a Cashless Default Exercise (each as defined in Section 5(c) below), within the period provided in Section 5(c)(iv) or Section 3(d), as applicable (the “Delivery Period”), the Company shall issue and deliver (or cause its Transfer Agent to issue and deliver) in accordance with the terms hereof to or upon the order of the Holder that number of shares of Common Stock (“Exercise Shares”) for the portion of this Warrant converted as shall be determined in accordance herewith. Upon the Exercise of this Warrant or any part hereof, the Company shall, at its own cost and expense, take all reasonably necessary action, including obtaining and delivering a customary opinion of counsel, to assure that the Company’s transfer agent (the “Transfer Agent”) shall issue stock certificates in the name of Holder (or its nominee) or such other persons as designated by Holder and in such denominations to be specified at Exercise representing the number of shares of Common Stock issuable upon such Exercise. The Company warrants that no instructions other than these instructions have been or will be given to the Transfer Agent and that, unless waived by the Holder, this Warrant and the Exercise Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Exercise Shares if the Unrestricted Conditions (as defined below) are met.

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(d) Delivery Failure. In addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Exercise Shares by the end of the Delivery Period (a “Delivery Failure”), the Holder will be entitled to revoke all or part of the relevant Exercise Form by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described herein shall be payable through the date notice of revocation or rescission is given to the Company.

(e)	Legends.

(i) Restrictive Legend. The Holder understands that until such time as this Warrant, the Exercise Shares and the Failure Payment Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant, the Exercise Shares and the Failure Payment Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL SEC INTERPRETATION OR GUIDANCE.

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF             , 2014, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(ii) Removal of Restrictive Legends. This Warrant and the certificates evidencing the Exercise Shares and the Failure Payment Shares, as applicable, shall not contain any legend restricting the transfer thereof (including the legend set forth above in subsection 2(e)(i)): (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of such security is effective under the Securities Act, or (B) following any sale of such Warrant, Exercise Shares and/or Failure Payment Shares pursuant to Rule 144, or (C) if such Warrant, Exercise Shares and/or Failure Payment Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (collectively, the “Unrestricted Conditions”). The Company shall cause its

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counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date, or at such other time as the Unrestricted Conditions have been met (in the case of an Unrestricted Condition set forth in clause (B) or (C) above, upon receipt from the Holder of a customary non-affiliate certification), if required by the Company’s transfer agent to effect the issuance of the Exercise Shares or the Failure Payment Shares, as applicable, without a restrictive legend or removal of the legend hereunder. If the Unrestricted Conditions are met at the time of issuance of this Warrant, the Exercise Shares or the Failure Payment Shares, then such Warrant, Exercise Shares or Failure Payment Shares, as applicable, shall be issued free of all legends. The Company agrees that following the Effective Date at such time as the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 2(e), it will, no later than three (3) Trading Days following the delivery (the “Unlegended Shares Delivery Deadline”) by the Holder to the Company or the Transfer Agent of this Warrant (in the case of a sale under Rule 144(b)(1), upon receipt from the Holder of a customary non-affiliate certification) and a certificate representing Exercise Shares and/or Failure Payment Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such shares that is free from all restrictive and other legends. For purposes hereof, “Effective Date” shall mean the date that the Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the SEC.

(iii) Sale of Unlegended Shares. Holder agrees that the removal of the restrictive legend from this Warrant and any certificates representing securities as set forth in Section 2(e) above is predicated upon the Company’s reliance that the Holder will sell this Warrant or any Exercise Shares and/or any Failure Payment Shares, as applicable, pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f) Cancellation of Warrant. This Warrant shall be canceled upon the full Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not Exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock; provided, however, as set forth in Section 2(b), Holder shall not be required to physically surrender this warrant if the Warrant is not Exercised in full.

(g) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Except as expressly provided herein, prior to the exercise of this Warrant, nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

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(h) Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Common Stock issuable upon Exercise or legend removal, or representing Failure Payment Shares, provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer (“FAST”) program, upon written request of the Holder, the Company shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon Exercise to the Holder by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (DWAC) system. The time periods for delivery and penalties described herein shall apply to the electronic transmittals described herein. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(i) Buy-In. In addition to any other rights available to the Holder, if the Company fails to cause its Transfer Agent to transmit to the Holder a certificate or certificates, or electronic shares through DWAC, representing the Exercise Shares pursuant to an Exercise on or before the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such Exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the Exercise at issue and (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such Exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its Exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Exercise to cover the sale of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon Exercise of the Warrant as required pursuant to the terms hereof.

3. Payment of Warrant Exercise Price for Cash Exercise or Cashless Exercise; Cashless Major Exercise and Cashless Default Exercise.

(a) Exercise Price. The Exercise Price (“Exercise Price”) shall initially equal $13.83 , subject to adjustment pursuant to the terms hereof, including, without limitation, Section 5 below.

Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

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(i) Cash Exercise: The Holder, at its option, may exercise this Warrant in cash, bank or cashier’s check, wire transfer or through a reduction of an amount of principal outstanding under any Notes (as defined in the Facility Agreement) in accordance with Section 2.3(b) of the Facility Agreement, then held by the Holder (a “Cash Exercise”); or

(ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall send to the Company at its principal office a notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula (a “Cashless Exercise”):

X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being Exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(a)(ii), where “Market Price,” as of any date, means the Volume Weighted Average Price (as defined herein) of the Company’s Common Stock during the ten (10) consecutive Trading Day period immediately preceding the date in question.

B = the Exercise Price.

As used herein, the “Volume Weighted Average Price” for any security as of any date means the volume weighted average sale price on The NASDAQ Global Select Market (“NASDAQ”) as reported by, or based upon data reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by holders of a majority in interest of the Warrants and the Company (“Bloomberg”) or, if NASDAQ is not the principal trading market for such security, the volume weighted average sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg or, if no volume weighted average sale price is reported for such security by Bloomberg, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the “over the counter” Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of the Warrants being Exercised for which the calculation of the Volume Weighted Average Price is required in order to determine the Exercise Price of such Warrants. “Trading Day” shall mean any day on which the Common Stock is traded for any period on NASDAQ, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

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For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(b) Cashless Major Exercise. To the extent the Holder shall exercise this Warrant or any portion thereof as a Cashless Major Exercise pursuant to Section 5(c)(i) below, the Holder shall send to the Company the Exercise Form indicating that the Holder is exercising this Warrant (or such portion thereof) pursuant to a Cashless Major Exercise, in which event the Company shall issue a number of shares of Common Stock equal to the Black-Scholes Value (as defined in Section 5(c)(iii) below) (the “Major Transaction Value”) of the Warrant (or such applicable portion being exercised) divided by the closing price of the Common Stock on the principal securities exchange or other securities market on which the Common Stock is then traded on the Trading Day immediately preceding the date on which the applicable Major Transaction is consummated. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(c) To the extent the Holder shall exercise this Warrant or any portion thereof as a Cash Payment Exercise pursuant to Section 5(c)(i)(1) below (a “Cash Payment Exercise”), the Holder shall have the right to receive cash upon exercise, to the extent of the percentage of the cash consideration payable to shareholders in such transaction (determined in accordance with Section 5(c)(i)(1) below)), equal to the Major Transaction Value of the Warrant or applicable portion (without regard to the 9.985% Cap), in accordance with the provisions of Section 5(c)(iii) below. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is effecting a Cash Payment Exercise of this Warrant in full. The Holder will not be required to make a cash payment to the Company in connection with a Cash Payment Exercise.

(d) Cashless Default Exercise. To the extent the Holder exercises this Warrant as a Cashless Default Exercise pursuant to Section 11(b)(i) below, the Holder shall send to the Company the Exercise Form indicating that the Holder is exercising this Warrant pursuant to a Cashless Default Exercise, in which event the Company shall, at the election of the Company, (i) issue to the Holder, within five (5) Trading Days of the applicable Default Notice, a number of shares of Common Stock (which shares shall be valued at the Volume Weighted Average Price for the five (5) Trading Days prior to the applicable Default Notice) equal to the Black-Scholes value (as defined in 5(c)(iii) below) of the remaining unexercised portion of this Warrant on the date of such Default Notice (the “Cashless Default Exercise Amount”), or (ii) pay the Cashless Default Exercise Amount to the Holder in cash. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

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(e) Dispute Resolution. Subject to the provisions of Section 3(a), in the case of a dispute as to the determination of the closing price or Volume Weighted Average Price of the Company’s Common Stock or the arithmetic calculation of the Exercise Price or Market Price or any Cash Payment or the number of shares issuable upon a Cashless Major Exercise, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two (2) business days of receipt, or deemed receipt, of the Exercise Notice or the Cash Payment Exercise Notice, or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) business days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) business days submit via facsimile (i) the disputed determination of the closing price or the Volume Weighted Average Price of the Company’s Common Stock to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld or (ii) the disputed arithmetic calculation of the Exercise Price, Market Price or any Cash Payment or number of shares issuable upon a Cashless Major Transaction to the Company’s independent, outside accountant. The Company shall use reasonable commercial efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) business days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error, and the Company and the Holder shall each pay one half of the fees and costs of such investment banker or accountant.

4. Transfer and Registration.

(a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

(b) Registrable Securities. The Common Stock issuable upon the Exercise of this Warrant has registration rights pursuant to the Registration Rights Agreement.

5. Adjustments Upon Certain Events.

(a) Participation. The Holder, as the holder of this Warrant, shall be entitled to receive such dividends paid and distributions of any kind made to the holders of Common Stock of the Company to the same extent as if the Holder had Exercised this Warrant into Common Stock (without regard to any limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

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(b) Recapitalization or Reclassification. If the Company shall at any time effect a stock split, payment of stock dividend, recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such stock split, payment of stock dividend, recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

(c) Rights Upon Major Transaction.

(i) Major Transaction. In the event that a Major Transaction (as defined below) occurs, then (1) in the case of a Cash-Out Major Transaction and in the case of a Mixed Major Transaction to the extent of the percentage of the cash consideration in the Mixed Major Transaction (determined in accordance with the definition of a Mixed Major Transaction below), the Holder will have the right to exercise Holder’s outstanding Warrants (or applicable portion in the case of a Mixed Major Transaction) as a Cash Payment Exercise and (2) in the case of all other Major Transactions and in the case of a Mixed Major Transaction to the extent of the percentage of the consideration represented by securities of a Successor Entity in the Mixed Major Transaction, the Holder shall have the right to exercise this Warrant as a Cashless Major Exercise. In the event the Holder shall not have exercised any of its rights under clauses (1) or (2) above within the applicable time periods set forth herein, then the Major Transaction shall be treated as an Assumption (as defined below) in accordance with Section 5(c)(ii) below. Notwithstanding anything herein to the contrary, the Holder may waive its rights under this Section 5(c) with respect to any Major Transaction in which event none of the provisions of this Section 5(c) shall apply with respect to such Major Transaction. In the event of a Major Transaction in which all shares of Common Stock are cancelled and converted into the right to receive cash and/or securities of Another Entity (as defined below), then, any portion of this Warrant that is neither assumed or exercised pursuant to the terms of this Warrant prior to the closing of such Major Transaction, shall automatically and immediately convert into shares of Common Stock, and shall be deemed to have been exercised pursuant to a Cashless Exercise, immediately prior to the consummation of such Major Transaction. Each of the following events shall constitute a “Major Transaction”.

(A) a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or other similar event, (1) following which the holders of Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company or (2) as a result of which shares of Common Stock shall be changed into (or the shares of Common Stock become entitled to receive) a different class or classes of stock or securities of the Company or another entity (collectively, a “Change of Control Transaction”);

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(B) the sale or transfer in one transaction or a series of related transactions of (i) all or substantially all of the assets of the Company, or (ii) assets of the Company for a purchase price equal to more than 50% of the Enterprise Value (as defined below) of the Company. For purposes of this clause (B), “Enterprise Value” shall mean (I) the product of (x) the number of issued and outstanding shares of Common Stock on the date the Company delivers the Major Transaction Notice (defined below) multiplied by (y) the per share closing price of the Common Stock on such date plus (II) the amount of the Company’s debt as shown on the latest financial statements filed with the SEC (the “Current Financial Statements”) less (III) the amount of cash and cash equivalents of the Company as shown on the Current Financial Statements;

(C) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control Transaction shall have occurred;

(D) the liquidation, bankruptcy, insolvency, dissolution or winding-up (or the occurrence of any analogous proceeding) of the Company;

(E) the shares of Common Stock cease to be listed, traded or publicly quoted on NASDAQ and are not promptly re-listed or requoted on either the New York Stock Exchange, the NYSE Alternext U.S., the NASDAQ Global Select Market or the NASDAQ Capital Market; or

(F) the Common Stock ceases to be registered under Section 12 of the Exchange Act.

(ii) Assumption. The Company shall not enter into or be party to a Major Transaction that is to be treated as an Assumption pursuant to Section 5(c)(i), unless (A) the successor entity resulting from such Major Transaction (in each case, a “Successor Entity”), assumes in writing all of the obligations of the Company under this Warrant, the Facility Agreement (but only if there will be an outstanding balance under the Facility Agreement immediately following the closing of the Major Transaction) and the Registration Rights Agreement in accordance with the provisions of this Section (ii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to such Major Transaction (not to be unreasonably withheld or delayed), including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Warrants, including, without limitation, representing the appropriate number of shares of the Successor Entity, having similar exercise rights as the Warrants (including but not limited to a similar Exercise Price and similar Exercise Price adjustment provisions based on the price per share or conversion ratio to be received by the holders of Common Stock in the Major Transaction) and similar registration rights as provided by the Registration Rights Agreement, reasonably satisfactory to the Holder and (B) the Successor Entity is a Public Successor Entity. Upon the occurrence of any Major Transaction, any Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Major Transaction, the provisions of this Warrant and the Registration Rights Agreement

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referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Major Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise or redemption of this Warrant at any time after the consummation of the Major Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrants prior to such Major Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Warrant. The provisions of this Section shall apply similarly and equally to successive Major Transactions and shall be applied without regard to any limitations on the exercise of this Warrant other than any applicable beneficial ownership limitations. Any assumption of Company obligations under this paragraph shall be referred to herein as an “Assumption”

(iii) Notice; Delivery of Exercise Form. At least thirty (30) days prior to the consummation of any Major Transaction, but, in any event, within five (5) Business Days following the first to occur of (x) the date of the public announcement of such Major Transaction if such announcement is made before 4:00 p.m., New York City time, or (y) the day following the public announcement of such Major Transaction if such announcement is made on and after 4:00 p.m., New York City time, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Major Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Major Transaction Notice and ending five (5) Trading Days prior to the consummation of such Major Transaction (the “Early Termination Period”), the Holder may elect to deliver to the Company the Exercise Form to exercise all or any portion of this Warrant in connection with such Major Transaction, which Exercise Form shall indicate whether the Holder has elected to exercise the warrant (i) as a Cash Payment Exercise pursuant to a Major Transaction covered by Section 5(c)(i)(1) (a “Cash Payment Exercise Notice”) or (ii) as a Cashless Major Exercise pursuant to a Major Transaction covered by Section 5(c)(i)(2) (or both in the case of a Mixed Major Transaction). In the case of a Cash Payment Exercise pursuant to Section 5(c)(i)(1), then the Company shall issue to the Holder a payment in cash (the “Cash Payment”) in an amount equal to the “Black Scholes Value” of this Warrant (or applicable portion) determined by use of the Black Scholes Option Pricing Model using the criteria set forth in Schedule 1 hereto (the “Black Scholes Value”). In the case of a Cashless Major Exercise pursuant to Section 5(c)(i)(2), then the Company shall issue to the Holder a number of shares of Common Stock calculated in accordance with the Major Cashless Exercise terms of Section 3(b) above.

(iv) Escrow. Following the receipt of an Exercise Form by the Holder pursuant to Sections 3(b), 3(c) and/or 5(c)(iii) above for a Cash Payment Exercise or a Cashless Major Exercise, the Company shall not effect a Major Transaction unless either (a) it obtains the written agreement of the Successor Entity that the Cash Payment and/or issuance of the applicable Exercise Shares shall be made to the Holder prior to consummation of such Major Transaction and such issuance or payment shall be a condition precedent to consummation of such Major Transaction or (b) it shall first place into an escrow account with an independent escrow agent, at least three (3) business days prior to the closing date of the Major Transaction (the “Major Transaction Escrow Deadline”), an amount in shares of Common Stock ) or cash (in the event of a Cash Payment

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Exercise), as applicable, equal to the Cash Payment and/or applicable Exercise Shares. Concurrently upon closing of such Major Transaction, the Company shall pay or shall instruct the escrow agent to pay the Cash Payment and/or to deliver the applicable Exercise Shares to the Holder. For purposes of determining the amount required to be placed in escrow pursuant to the provisions of this subsection (iv) and without affecting the amount of the actual Cash Payment and/or applicable Exercise Shares, the calculation of the price referred to in clause (1) of the first column of Schedule 1 hereto with respect to Stock Price shall be determined based on the Closing Market Price (as defined on Schedule I) of the Common Stock on the Trading Day immediately preceding the date that the funds and/or applicable Exercise Shares, as applicable, are deposited with the escrow agent.

(v) Injunction. Following the receipt of a Cash Payment Exercise Notice or notice of a Cashless Major Exercise from the Holder (other than in respect of Section 5(c)(i)(D)), in the event that the Company attempts to consummate a Major Transaction without either (1) placing the Cash Payment or applicable Exercise Shares, as applicable, in escrow in accordance with subsection (iv) above, (2) payment of the Cash Payment or issuance of the applicable Exercise Shares, as applicable, to the Holder prior to consummation of such Major Transaction or (3) obtaining the written agreement of the Successor Entity described in subsection (iv) above, the Holder shall have the right to apply for an injunction in any state or federal courts sitting in the City of New York, borough of Manhattan to prevent the closing of such Major Transaction until the Cash Payment is paid to the Holder, in full or the applicable Exercise Shares are delivered or deposited in escrow, as applicable.

For purposes hereof:

“Another Entity” shall mean an entity in which the holders of a majority of the shares of Common Stock of the Company immediately prior to the consummation of a Major Transaction do not hold a majority of the equity securities in such entity.

“Cash-Out Major Transaction” means a Major Transaction in which the consideration payable to holders of Common Stock in connection with the Major Transaction consists solely of cash.

“Cashless Default Exercise” shall mean an exercise of this Warrant as a “Cashless Default Exercise” in accordance with Section 3(d) and 11(b) hereof.

“Cashless Major Exercise” shall mean an exercise of this Warrant or portion thereof as a “Cashless Major Exercise” in accordance with Section 3(b) and 5(c)(i) hereof.

“Eligible Market” means the over the counter Bulletin Board, the New York Stock Exchange, Inc., the NYSE Arca, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market or the NYSE Alternext U.S.

“Mixed Major Transaction” means a Major Transaction in which the consideration payable to the stockholders of the Company consists partially of cash and partially of securities of a Successor Entity. If the Successor Entity is a Publicly Traded Successor Entity, the percentage of consideration represented by securities of such Successor Entity shall be equal to the percentage that the value of the aggregate anticipated number of shares of the Publicly Traded

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Successor Entity to be issued to holders of Common Stock of the Company represents in comparison to the aggregate value of all consideration, including cash consideration, in such Mixed Major Transaction, as such values are set forth in any definitive agreement for the Mixed Major Transaction that has been executed at the time of the first public announcement of the Major Transaction or, if no such value is determinable from such definitive agreement, based on the closing market price for shares of the Publicly Traded Successor Entity on its principal securities exchange on the Trading Day preceding the first public announcement of the Mixed Major Transaction. If the Successor Entity is a Private Successor Entity, the percentage of consideration represented by securities of such Successor Entity shall be determined in good-faith by the Company’s Board of Directors.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Major Transaction.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Private Successor Entity” means a Successor Entity that is not a Publicly Traded Successor Entity.

“Publicly Traded Successor Entity” means a Successor Entity that is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (as defined above).

“Successor Entity” means any Person purchasing the Company’s assets or Common Stock, or any successor entity resulting from such Major Transaction, or if the Warrant is to be exercisable for shares of capital stock of its Parent Entity (as defined above), its Parent Entity.

(d) Exercise Price Adjusted. As used in this Warrant, the term “Exercise Price” shall mean the purchase price per share specified in Section 3(a) of this Warrant, until the occurrence of an event stated in this Section 5 or otherwise set forth in this Warrant, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

(e) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5 or otherwise, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

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(f) Notice of Adjustments. Whenever the Exercise Price is adjusted pursuant to the terms of this Warrant, the Company shall promptly mail to the Holder a notice (an “Exercise Price Adjustment Notice”) setting forth the Exercise Price after such adjustment and setting forth a statement of the facts requiring such adjustment. The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like Warrant setting forth (i) such adjustment or readjustment, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon Exercise of the Warrant. For purposes of clarification, whether or not the Company provides an Exercise Price Adjustment Notice pursuant to this Section 5(f), upon the occurrence of any event that leads to an adjustment of the Exercise Price, the Holder would be entitled to receive a number of Exercise Shares based upon the new Exercise Price, as adjusted, for exercises occurring on or after the date of such adjustment, regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Exercise Form.

6. Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Exercise shall be the next higher whole number of shares.

7. Reservation of Shares.

From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of shares sufficient for the Exercise of this Warrant (a “Share Authorization Failure”) (based on the Exercise Price in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to approve a charter amendment to authorize additional shares to meet the Company’s obligations under this Section 7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of such charter amendment effecting an increase in such authorized number of shares. The Company covenants and agrees that upon the Exercise of this Warrant in accordance with the terms hereof, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person. The Company covenants and agrees that all shares of Common Stock issuable upon Exercise of this Warrant shall be approved for listing on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed.

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8. Restrictions on Transfer.

(a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Regulation D and exempt from state registration or qualification under applicable state laws. None of the Warrant, the Exercise Shares or Failure Payment Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

(b) Assignment. Subject to Section 8(a), the Holder may sell, transfer, assign, pledge, or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within three (3) business days (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder. For avoidance of doubt, in the event Holder notifies the Company that such sale or transfer is a so called “4(1 1/2)” transaction, the parties hereto agree that a legal opinion from outside counsel for the Holder delivered to counsel for the Company substantially in the form attached hereto as Exhibit C shall be the only requirement to satisfy an exemption from registration under the Securities Act to effectuate such “4(1 1/2)” transaction.

9. Noncircumvention.

The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.	Events of Failure; Definition of Black Scholes Value.

(a) Definition.

The occurrence of each of the following shall be considered to be an “Event of Failure.”

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(i) A Delivery Failure occurs, where a “Delivery Failure” shall be deemed to have occurred if the Company fails to use its best efforts to deliver Exercise Shares to the Holder within any applicable Delivery Period (other than due to the limitation contained in the proviso in the second paragraph of Section 1);

(ii) A Legend Removal Failure occurs, where a “Legend Removal Failure” shall be deemed to have occurred if the Company fails to use its best efforts to issue this Warrant and/or Exercise Shares without a restrictive legend, or fails to use it best efforts to remove a restrictive legend, when and as required under Section 2(e) hereof;

(iii) a Transfer Delivery Failure occurs, where a “Transfer Delivery Failure” shall be deemed to have occurred if the Company fails to use its best efforts to deliver a Warrant within any applicable Transfer Delivery Period; and

(iv) a Registration Failure (as defined below).

For purpose hereof, “Registration Failure” means that (A) the Company fails to file with the SEC on or before the Filing Deadline (as defined in the Registration Rights Agreement) any Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, (B) the Company fails to use its reasonable commercial efforts to obtain effectiveness with the SEC, prior to the Registration Deadline (as defined in the Registration Rights Agreement), and if such Registration Statement is not so filed prior to the Registration Deadline, as soon as possible thereafter, of any Registration Statement (as defined in the Registration Rights Agreement) that are required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, or fails to use reasonable commercial efforts to keep such Registration Statement current and effective as required in Section 3 of the Registration Rights Agreement, (C) The Company fails to file any additional Registration Statements required to be filed pursuant to Section 2(a)(ii) of the Registration Rights Agreement on or before the Additional Filing Deadline or fails to use its reasonable commercial efforts to cause such new Registration Statement to become effective on or before the Additional Registration Deadline, and if such effectiveness does not occur within such period, as soon as possible thereafter, (D) the Company fails to file any amendment to any Registration Statement, or any additional Registration Statement required to be filed pursuant to Section 3(b) of the Registration Rights Agreement within twenty (20) days of the applicable Registration Trigger Date (as defined in the Registration Rights Agreement), or fails to use its reasonable commercial efforts to cause such amendment and/or new Registration Statement to become effective within ninety (90) days of the applicable Registration Trigger Date, and, if such effectiveness does not occur within such period, as soon as possible thereafter, (E) any Registration Statement required to be filed under the Registration Rights Agreement, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Company’s failure to file and, use reasonable commercial efforts to obtain effectiveness with the

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SEC of an additional Registration Statement or amended Registration Statement required pursuant to Sections 2(a)(ii) or 3(b) of the Registration Rights Agreement, as applicable, or otherwise), and (F) the Company fails to provide a commercially reasonable written response to any comments to any Registration Statement submitted by the SEC within twenty (20) days of the date that such SEC comments are received by the Company.

(b) Failure Payments; Black-Scholes Determination. The Company understands that any Event of Failure (as defined above) could result in economic loss to the Holder. In the event that any Event of Failure occurs, as compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder an amount (“Failure Payments”) payable, at the Company’s option, either (i) in cash or (ii) in shares of Common Stock that are valued for these purposes at the Volume Weighted Average Price on the date of such calculation (“Failure Payment Shares”), in each case equal to 15% per annum (or the maximum rate permitted by applicable law, whichever is less) of the Black-Scholes value (as determined below) of the remaining unexercised portion of this Warrant on the date of such Event of Failure (as recalculated on the first business day of each month thereafter for as long as Failure Payments shall continue to accrue), which shall accrue daily from the date of such Event of Failure until the Event of Failure is cured, accruing daily and compounded monthly, provided, however, the Holder shall only receive up to such amount of shares of Common Stock in respect of Failure Payments such that Holder and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall not collectively beneficially own greater than 9.985% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes of clarification, it is agreed and understood that Failure Payments shall continue to accrue following any Event of Default until the applicable Default Amount is paid in full.

Notwithstanding the above, in the event that the Company (i) has, by the Filing Deadline (as defined the Registration Rights Agreement) filed a Registration Statement (as defined in the Registration Rights Agreement) covering the number of shares required by the Registration Rights Agreement, and (ii) has responded in writing to any comments to the Registration Statement that the Company has received from the SEC, within seven (7) Business Days of such receipt, and nevertheless the SEC has not declared effective a Registration Statement covering the full number of Warrant Shares issuable upon exercise of the Warrants by the Registration Deadline (as defined in the Registration Rights Agreement) then, the Failure Payments attributable to such late Registration Effectiveness shall be reduced from 15 to 12% (calculated as set forth above). The Company shall satisfy any Failure Payments under this Section pursuant to Section 10(c) below. Failure Payments are in addition to any Shares that the Holder is entitled to receive upon Exercise of this Warrant.

For purposes hereof, the “Black-Scholes” value of a Warrant shall be determined by use of the Black Scholes Option Pricing Model using the criteria set forth on Schedule 1 hereto.

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(c) Payment of Accrued Failure Payments. The Failure Payment Shares representing accrued Failure Payments for each Event of Failure shall be issued and delivered on or before the fifth (5th) business day of each month following a month in which Failure Payments accrued. Nothing herein shall limit the Holder’s right to pursue actual damages (to the extent in excess of the Failure Payments) for the Company’s Event of Failure, and the Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief). Notwithstanding the above, if a particular Event of Failure results in an Event of Default pursuant to Section 11 hereof, then the Failure Payment, for that Event of Failure only, shall be considered to have been satisfied upon payment to the Holder of an amount equal to the greater of (i) the Failure Payment, or (ii) the Default Amount, payable in accordance with Section 11.

(d) Maximum Interest Rate. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

11.	Default.

(a) Events Of Default. Each of the following events shall be considered to be an “Event of Default,” unless waived by the Holder:

(i) Failure To Effect Registration. With respect to all Registration Failures, a Registration Failure occurs and remains uncured for a period of more than sixty (60) days (or ninety (90) days in the case where the Company (i) has, by the Filing Deadline (as defined the Registration Rights Agreement) filed a Registration Statement (as defined in the Registration Rights Agreement) covering the number of shares required by the Registration Rights Agreement, and (ii) has responded in writing to any comments to the Registration Statement that the Company has received from the SEC, within seven (7) Business Days of such receipt, and nevertheless the SEC has not declared effective a Registration Statement covering the Shares by the Registration Deadline (as defined in the Registration Rights Agreement)), and such Registration Failure relates solely to the Company’s failure to have the Registration Statement declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) and with respect to a Registration Failure provided in clause (E) of the definition of “Registration Failure”, such Registration Failure occurs and remains uncured for a period of more than sixty (60) days.

(ii) Failure To Deliver Common Stock. A Delivery Failure (as defined above) occurs and remains uncured for a period of more than twenty (20) days; or at any time, the Company announces or states in writing that it will not honor its obligations to issue shares of Common Stock to the Holder upon Exercise by the Holder of the Exercise rights of the Holder in accordance with the terms of this Warrant.

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(iii) Legend Removal Failure. A Legend Removal Failure (as defined above) occurs and remains uncured for a period of twenty (20) days;

(iv) Transfer Delivery Failure. Transfer Delivery Failure (as defined above) occurs and remains uncured for a period of twenty (20) days; and

(v) Corporate Existence; Major Transaction. (A) The Company has failed to either (1) place the Cash Payment or the Exercise Shares issuable upon exercise of a Cashless Major Exercise, as the case may be, into escrow or (2) obtain the written agreement of the Successor Entity as described in Section 5(c)(iv), or the Company has failed to instruct the escrow agent to release such amount or such shares, as the case may be, to the Holder pursuant to Section 5(c)(iv), or (B) with respect to a Major Transaction that is to be treated as an Assumption under the terms hereof, the Company has failed to meet the Assumption requirements of Section 5(c)(ii).

(b) Mandatory Early Termination.

(i) Mandatory Early Termination Amount; Cashless Default Exercise. If any Events of Default shall occur then, unless waived by the Holder, upon the occurrence and during the continuation of any Event of Default, at the option of the Holder, such option exercisable through the delivery of written notice to the Company by such Holder (the “Default Notice”), the Company shall have the right to terminate the outstanding amount of this Warrant and pay to the Holder (a “Mandatory Early Termination”), in full satisfaction of its obligations hereunder by delivery of a notice to such effect to the Holder within two (2) Business Days following receipt of the Default Notice, an amount payable in cash (the “Mandatory Early Termination Amount” or the “Default Amount”) equal to the Black-Scholes value (as determined in accordance with Section 10(b)) of the remaining unexercised portion of this Warrant on the date of such Default Notice. In the event the Company does not exercise its right to consummate a Mandatory Early Termination, then the Holder shall have the right to exercise this Warrant pursuant to a Cashless Default Exercise in accordance with Section 3(d) above.

The Mandatory Early Termination Amount shall be payable within five (5) Business Days following the date of the applicable Default Notice.

(ii) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Failure Payments or pursuant to a Mandatory Early Termination shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Holder, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm’s length.

(c) [RESERVED]

(d) [RESERVED]

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(e) Remedies, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, the Facility Agreement and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

12. Holder’s Early Terminations.

(a) Mechanics of Holder’s Early Terminations. In the event that the Company does not deliver the Cash Payment or Default Amount or the Exercise Shares in respect of a Cashless Major Exercise or a Cashless Default Exercise, as the case may be, to the Holder within the time period or as otherwise required pursuant to the terms hereof, at any time thereafter the Holder shall have the option, upon notice to the Company, in lieu of Cash Payment Exercise, Cashless Major Exercise or Cashless Default Exercise, as the case may be, to require the Company to promptly return to the Holder all or any portion of this Warrant that was submitted for settlement or exercise. Upon the Company’s receipt of such notice, (x) the applicable cash settlement or exercise, as the case may be, shall be null and void with respect to such applicable portion of this Warrant and (y) the Company shall immediately return this Warrant, or issue a new Warrant to the Holder representing the portion of this Warrant that was submitted for cash settlement or exercise. The Holder’s delivery of a notice voiding a cash settlement or exercise and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Failure Payments which have accrued prior to the date of such notice with respect to the Warrant subject to such notice.

13. Benefits of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

14. Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City

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of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

15. Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

16. Notice or Demands.

Except as otherwise provided herein, notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service or certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service or certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder.

17. Limitation on Issuance of Common Stock.

Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock issued or issuable pursuant to this Warrant, all additional Warrants issued pursuant to Section 2.10 of the Facility Agreement and all shares of Common Stock issued pursuant to Section 2.11 of the Facility Agreement may not exceed 9,500,000 shares of Common Stock (subject to appropriate adjustment to reflect transactions described in Section 5(b)).

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In addition, notwithstanding anything to the contrary herein, in the event that the Company is not permitted to issue shares of Common Stock to Holder pursuant to this Warrant because either (i) the Company has reached the maximum number of shares pursuant to this Section 17 or (ii) the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would violate the 9.98% Cap, then, without limiting any Cash Payment payable hereunder, in neither case shall the Company be required to net cash settle or otherwise make any cash payment to Holder to settle this Warrant by virtue of such limitation.

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IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the             day of             , 2014.

INFINITY PHARMACEUTICALS, INC.

By:
Print Name:
Title:

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EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: INFINITY PHARMACEUTICALS, INC.

CHECK THE APPLICABLE BOX:

☐	Cash Exercise or Cashless Exercise

The undersigned hereby irrevocably exercises the attached warrant (the “Warrant”) with respect to shares of Common Stock (the “Common Stock”) of Infinity Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and, if pursuant to a Cashless Exercise, herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

[IF APPLICABLE: The undersigned hereby encloses $            as payment of the Exercise Price.]

[IF APPLICABLE: The undersigned hereby agrees to cancel $            of principal outstanding under Notes of the Company held by the Holder.]

☐	Cashless Major Exercise

The undersigned hereby irrevocably exercises the Warrant with respect to             of the Warrant Shares currently outstanding pursuant to a Cashless Major Exercise in accordance with the terms of the Warrant.

☐	Cash Payment Exercise

The undersigned irrevocably exercises the Warrant with respect to             of the Warrant Shares currently outstanding pursuant to a Cash Payment Exercise in accordance with the terms of the Warrant.

☐	Cashless Default Exercise

The undersigned hereby irrevocably exercises the Warrant pursuant to a Cashless Default Exercise, in accordance with the terms of the Warrant.

☐	Mixed Major Transaction

The undersigned hereby irrevocably exercises the Warrant as Cash Payment Exercise with respect to             of the Warrant Shares currently outstanding and             of the Warrant Shares currently outstanding pursuant to a Cashless Major Exercise in accordance with the terms of the Warrant.

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1. The undersigned requests that any stock certificates for such shares be issued free of any restrictive legend, if appropriate, and, if requested by the undersigned, a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below.

2. Capitalized terms used but not otherwise defined in this Exercise Form shall have the meaning ascribed thereto in the Warrant.

Dated:

Signature

Print Name

Address

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase             shares of the Common Stock of Infinity Pharmaceuticals, Inc., a Delaware corporation, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint             attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

Fill in for new registration of Warrant:

Name

Address

Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C

FORM OF OPINION

            , 20

[                    ]

Re: Infinity Pharmaceuticals, Inc. (the “Company”)

Dear Sir:

[            ] (“[            ]”) intends to transfer             Warrants (the “Warrants”) of the Company to             (“            ”) without registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, we have examined and relied upon the truth of representations contained in an Investor Representation Letter attached hereto and have examined such other documents and issues of law as we have deemed relevant.

Based on and subject to the foregoing, we are of the opinion that the transfer of the Warrants by             to             may be effected without registration under the Securities Act, provided, however, that the Warrants to be transferred to             contain a legend restricting its transferability pursuant to the Securities Act and that transfer of the Warrants is subject to a stop order.

The foregoing opinion is furnished only to             and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any purposes other than the purpose for which furnished or by any other person for any purpose, without our prior written consent.

Very truly yours,

35

[FORM OF INVESTOR REPRESENTATION LETTER]

            , 20

[                    ]

Gentlemen:

            (“            ”) has agreed to purchase             Warrants (the “Warrants”) of Infinity Pharmaceuticals, Inc. (the “Company”) from [            ] (“[            ]”). We understand that the Warrants are “restricted securities.” We represent and warrant that             is a sophisticated institutional investor that would qualify as an “Accredited Investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

            represents and warrants as of the date hereof as follows:

1. That it is acquiring the Warrants and the shares of common stock, $0.001 par value per share underlying such Warrants (the “Exercise Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrants or Exercise Shares or any part thereof.             also represents that the entire legal and beneficial interests of the Warrants and Exercise Shares             is acquiring is being acquired for, and will be held for, its account only;

2. That the Warrants and the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected.             realizes that the basis for the exemption may not be present if, notwithstanding its representations,             has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.             has no such present intention;

3. That the Warrants and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.             recognizes that the Company has no obligation to register the Warrants, or to comply with any exemption from such registration;

4. That neither the Warrants nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations;

36

5. That it will not make any disposition of all or any part of the Warrants or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by             from the Securities and Exchange Commission stating that no action will be recommended to the Securities and Exchange Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)             shall have notified the Company of the proposed disposition and, in the case of a sale or transfer in a so called “4(1) and a half” transaction, shall have furnished counsel to the Company with an opinion of counsel, reasonably satisfactory to counsel to the Company.

We acknowledge that the Company will place stop orders with respect to the Warrants and the Exercise Shares, and if a registration statement is not effective, the Exercise Shares shall bear the following restrictive legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL SEC INTERPRETATION OR GUIDANCE.

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF             , 2014, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

At any time and from time to time after the date hereof,             shall, without further consideration, execute and deliver to [            ] or the Company such other instruments or documents and shall take such other actions as they may reasonably request to carry out the transactions contemplated hereby.

Very truly yours,

37

Schedule 1

Black-Scholes Value

	Calculation Under Section 5(c)(iii)	Calculation Under Section 10(b) or 11(b)
Remaining Term	Number of calendar days from date of public announcement of the Major Transaction until the last date on which the Warrant may be exercised.	Number of calendar days from date of the determination until the last date on which the Warrant may be exercised.

Interest Rate	A risk-free interest rate corresponding to the US$ LIBOR/Swap rate for a period equal to the Remaining Term.	A risk-free interest rate corresponding to the US$ LIBOR/Swap rate for a period equal to the Remaining Term (rounded to the nearest year).

Volatility

If the first public announcement of the Major Transaction is made at or prior to 4:00 p.m., New York City time, the arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the date of such first public announcement, obtained from the HVT or similar function on Bloomberg.

If the first public announcement of the Major Transaction is made after 4:00 p.m., New York City time, the arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the next succeeding Trading Day following the date of such first public announcement, obtained from the HVT or similar function on Bloomberg.

The arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the date of such determination, obtained from the HVT or similar function on Bloomberg.

1

Stock Price	The last closing price of the Common Stock on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed prior to the consummation of the Major Transaction.	The volume Weighted Average Price on the date of such calculation.

Dividends	Zero.	Zero.

Strike Price	Exercise Price as defined in section 3(a).	Exercise Price as defined in section 3(a).

2

Exhibit D-2

Form of Subsequent Warrant

(see attached)

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.

Warrant to Purchase

                      shares

Warrant Number

Warrant to Purchase Common Stock

of

Infinity Pharmaceuticals, Inc.

THIS CERTIFIES that             or any subsequent holder hereof (“Holder”) has the right to purchase from Infinity Pharmaceuticals, Inc., a Delaware corporation, (the “Company”),             (            ) fully paid and nonassessable shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time during the Term (as defined below).

Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this “Warrant” or this “Agreement”) is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1. Date of Issuance and Term.

This Warrant shall be deemed to be issued on             , 2014 (“Date of Issuance”). The term of this Warrant begins on the Date of Issuance and ends at 5:00 p.m., New York City time, on the date that is seven (7) years after the Date of Issuance (the “Term”). This Warrant was issued in conjunction with that certain Facility Agreement (the “Facility Agreement”) and the Registration Rights Agreement (“Registration Rights Agreement”) by and between the Company and             , each dated             , 2014, entered into in conjunction herewith.

Notwithstanding anything herein to the contrary, the Company shall not issue to the Holder, and the Holder may not acquire, a number of shares of Common Stock upon exercise of this Warrant to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would exceed 9.985% of the total number of shares of Common Stock then issued and outstanding (the “9.985% Cap”), provided, however, that the 9.985% Cap shall not apply with respect to the issuance of shares of Common Stock pursuant to a Cashless Major Exercise (as defined below) in connection with a Major Transaction (as defined below) covered by the provisions of Section 5(c)(i)(A) below in which the Company is not the surviving entity (a “Non-Surviving Change of Control Transaction”) and provided, further, that the 9.985% Cap shall only apply to the extent that the Common Stock is deemed to constitute an “equity security” pursuant to Rule 13d-1(i) promulgated under the Exchange Act. For purposes hereof, “group” has the

4

meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission (the “SEC”), and the percentage held by the Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Upon the written request of the Holder, the Company shall, within two (2) Trading Days, confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”). With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Holder” means             and any transferee or assignee pursuant to the terms of this Warrant.

2. Exercise.

(a) Manner of Exercise. During the Term, this Warrant may be Exercised as to all or any lesser number of whole shares of Common Stock covered hereby (the “Warrant Shares” or the “Shares”) by sending to the Company the Exercise Form attached hereto as Exhibit A (the “Exercise Form”) duly completed and executed, together with the full Exercise Price (as defined below, which may be satisfied by a Cash Exercise or a Cashless Exercise, as each is defined below) for each share of Common Stock as to which this Warrant is Exercised, at the office of the Company, 780 Memorial Drive, Cambridge, MA 02139, Phone: [            ], Fax: [            ], electronic mail:[            ]), or at such other office or agency as the Company may designate in writing, by overnight mail, facsimile or electronic mail (such exercise of the Warrant hereinafter called the “Exercise” of this Warrant).

(b) Date of Exercise. The “Date of Exercise” of the Warrant shall be defined as the date that the Exercise Form attached hereto as Exhibit A, completed and executed, is sent by facsimile or electronic mail to the Company, provided that the Exercise Form is received by the Company and the Exercise Price is satisfied, each as soon as practicable thereafter but in no event later than two (2) business days following the date of such facsimile or electronic mail. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile or electronic mail. Upon delivery of the Exercise Form to the Company by facsimile, electronic mail or otherwise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been Exercised, irrespective of the date such Warrant Shares are credited to the Holder’s Depository Trust Company (“DTC”) account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be; provided, however, that in the event of a Cashless Major Exercise in respect of a Non-Surviving Change of Control Transaction, the Holder shall be deemed to have become the holder of record of the shares issuable upon such exercise immediately prior to the consummation of such Non-Surviving Change of Control Transaction and provided, further, that in the event of a Cashless Major Exercise triggered by an event set forth in Section 5(c)(i)(F), the Holder shall be deemed to have become the holder of record of the shares issuable upon such exercise immediately following the occurrence of the Major Transaction. The Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Exercise Form is delivered to the Company. Execution and delivery of an Exercise Form with respect to a partial Exercise shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c) Delivery of Common Stock Upon Exercise. Within three (3) business days after the Date of Exercise (but, in the case of a Cash Exercise, within two (2) business days following the Company’s receipt of the full Exercise Price, if later) or, in the case of a Cashless Major Exercise or a Cashless Default Exercise (each as defined in Section 5(c) below), within the period provided in Section 5(c)(iv) or Section 3(d), as applicable (the “Delivery Period”), the Company shall issue and deliver (or cause its Transfer Agent to issue and deliver) in accordance with the terms hereof to or upon the order of the Holder that number of shares of Common Stock (“Exercise Shares”) for the portion of this Warrant converted as shall be determined in accordance herewith. Upon the Exercise of this Warrant

5

or any part hereof, the Company shall, at its own cost and expense, take all reasonably necessary action, including obtaining and delivering a customary opinion of counsel, to assure that the Company’s transfer agent (the “Transfer Agent”) shall issue stock certificates in the name of Holder (or its nominee) or such other persons as designated by Holder and in such denominations to be specified at Exercise representing the number of shares of Common Stock issuable upon such Exercise. The Company warrants that no instructions other than these instructions have been or will be given to the Transfer Agent and that, unless waived by the Holder, this Warrant and the Exercise Shares will be free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Exercise Shares if the Unrestricted Conditions (as defined below) are met.

(d) Delivery Failure. In addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Exercise Shares by the end of the Delivery Period (a “Delivery Failure”), the Holder will be entitled to revoke all or part of the relevant Exercise Form by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the liquidated damages described herein shall be payable through the date notice of revocation or rescission is given to the Company.

(e) Legends.

(i) Restrictive Legend. The Holder understands that until such time as this Warrant, the Exercise Shares and the Failure Payment Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 under the Securities Act or an exemption from registration under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, this Warrant, the Exercise Shares and the Failure Payment Shares, as applicable, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL SEC INTERPRETATION OR GUIDANCE.

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF             , 2014, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

(ii) Removal of Restrictive Legends. This Warrant and the certificates evidencing the Exercise Shares and the Failure Payment Shares, as applicable, shall not contain any legend restricting the transfer thereof (including the legend set forth above in subsection 2(e)(i)): (A) while a registration statement (including a Registration Statement, as defined in the Registration Rights Agreement) covering the sale or resale of such security is effective under the Securities Act, or (B) following any sale of such Warrant, Exercise Shares and/or Failure Payment Shares pursuant to Rule 144, or (C) if such Warrant, Exercise Shares and/or Failure Payment Shares are eligible for sale under Rule 144(b)(1), or (D) if such legend is not required under applicable requirements of the Securities Act (collectively, the “Unrestricted Conditions”). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date, or at such other time as the Unrestricted Conditions have been met (in the case of an Unrestricted Condition set forth in clause (B) or (C) above, upon receipt from the Holder of a customary non-affiliate certification), if required by the Company’s transfer agent to effect the issuance of the Exercise Shares or the Failure Payment Shares, as applicable, without a restrictive legend or removal of the legend hereunder. If the

6

Unrestricted Conditions are met at the time of issuance of this Warrant, the Exercise Shares or the Failure Payment Shares, then such Warrant, Exercise Shares or Failure Payment Shares, as applicable, shall be issued free of all legends. The Company agrees that following the Effective Date at such time as the Unrestricted Conditions are met or such legend is otherwise no longer required under this Section 2(e), it will, no later than three (3) Trading Days following the delivery (the “Unlegended Shares Delivery Deadline”) by the Holder to the Company or the Transfer Agent of this Warrant (in the case of a sale under Rule 144(b)(1), upon receipt from the Holder of a customary non-affiliate certification) and a certificate representing Exercise Shares and/or Failure Payment Shares, as applicable, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Holder a certificate (or electronic transfer) representing such shares that is free from all restrictive and other legends. For purposes hereof, “Effective Date” shall mean the date that the Registration Statement that the Company is required to file pursuant to the Registration Rights Agreement has been declared effective by the SEC.

(iii) Sale of Unlegended Shares. Holder agrees that the removal of the restrictive legend from this Warrant and any certificates representing securities as set forth in Section 2(e) above is predicated upon the Company’s reliance that the Holder will sell this Warrant or any Exercise Shares and/or any Failure Payment Shares, as applicable, pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if such securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

(f) Cancellation of Warrant. This Warrant shall be canceled upon the full Exercise of this Warrant, and, as soon as practical after the Date of Exercise, Holder shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise of this Warrant, and if this Warrant is not Exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock; provided, however, as set forth in Section 2(b), Holder shall not be required to physically surrender this warrant if the Warrant is not Exercised in full.

(g) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of the Common Stock purchased upon the Exercise of this Warrant. Except as expressly provided herein, prior to the exercise of this Warrant, nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

(h) Delivery of Electronic Shares. In lieu of delivering physical certificates representing the Common Stock issuable upon Exercise or legend removal, or representing Failure Payment Shares, provided the Transfer Agent is participating in the DTC Fast Automated Securities Transfer (“FAST”) program, upon written request of the Holder, the Company shall use its best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon Exercise to the Holder by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (DWAC) system. The time periods for delivery and penalties described herein shall apply to the electronic transmittals described herein. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates.

(i) Buy-In. In addition to any other rights available to the Holder, if the Company fails to cause its Transfer Agent to transmit to the Holder a certificate or certificates, or electronic shares through DWAC, representing the Exercise Shares pursuant to an Exercise on or before the Delivery Period (other than a failure caused by any incorrect or incomplete information provided by Holder to the Company hereunder), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Exercise Shares which the Holder anticipated receiving upon such Exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Exercise Shares that the Company was required to deliver to the Holder in connection with the Exercise at issue and (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Exercise Shares for which such Exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its Exercise and delivery obligations hereunder. For example, if the

7

Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted Exercise to cover the sale of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon Exercise of the Warrant as required pursuant to the terms hereof.

3. Payment of Warrant Exercise Price for Cash Exercise or Cashless Exercise; Cashless Major Exercise and Cashless Default Exercise.

(a) Exercise Price. The Exercise Price (“Exercise Price”) shall initially equal $            1 , subject to adjustment pursuant to the terms hereof, including, without limitation, Section 5 below.

Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

(i) Cash Exercise: The Holder, at its option, may exercise this Warrant in cash, bank or cashier’s check, wire transfer or through a reduction of an amount of principal outstanding under any Notes (as defined in the Facility Agreement) in accordance with Section 2.3(b) of the Facility Agreement, then held by the Holder (a “Cash Exercise”); or

(ii) Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction. In order to effect a Cashless Exercise, the Holder shall send to the Company at its principal office a notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula (a “Cashless Exercise”):

X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder.

Y = the number of shares of Common Stock for which this Warrant is being Exercised.

A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(a)(ii), where “Market Price,” as of any date, means the Volume Weighted Average Price (as defined herein) of the Company’s Common Stock during the ten (10) consecutive Trading Day period immediately preceding the date in question.

B = the Exercise Price.

As used herein, the “Volume Weighted Average Price” for any security as of any date means the volume weighted average sale price on The NASDAQ Global Select Market (“NASDAQ”) as reported by, or based upon data reported by Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereinafter designated by holders of a majority in interest of the Warrants and the Company (“Bloomberg”) or, if NASDAQ is not the principal trading market for such security, the volume weighted average sale price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg or, if no volume weighted average sale price is

[1]

The Exercise Price shall equal the Volume Weighted Average Price (as defined herein) of the Company’s Common Stock for the twenty (20) consecutive trading day period immediately following the Holder’s receipt of a draw notice.

8

reported for such security by Bloomberg, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or on the “over the counter” Bulletin Board (or any successor) or in the “pink sheets” (or any successor) by the OTC Markets Group, Inc. If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the Volume Weighted Average Price shall be the fair market value as mutually determined by the Company and the Holders of a majority in interest of the Warrants being Exercised for which the calculation of the Volume Weighted Average Price is required in order to determine the Exercise Price of such Warrants. “Trading Day” shall mean any day on which the Common Stock is traded for any period on NASDAQ, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(b) Cashless Major Exercise. To the extent the Holder shall exercise this Warrant or any portion thereof as a Cashless Major Exercise pursuant to Section 5(c)(i) below, the Holder shall send to the Company the Exercise Form indicating that the Holder is exercising this Warrant (or such portion thereof) pursuant to a Cashless Major Exercise, in which event the Company shall issue a number of shares of Common Stock equal to the Black-Scholes Value (as defined in Section 5(c)(iii) below) (the “Major Transaction Value”) of the Warrant (or such applicable portion being exercised) divided by the closing price of the Common Stock on the principal securities exchange or other securities market on which the Common Stock is then traded on the Trading Day immediately preceding the date on which the applicable Major Transaction is consummated. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(c) To the extent the Holder shall exercise this Warrant or any portion thereof as a Cash Payment Exercise pursuant to Section 5(c)(i)(1) below (a “Cash Payment Exercise”), the Holder shall have the right to receive cash upon exercise, to the extent of the percentage of the cash consideration payable to shareholders in such transaction (determined in accordance with Section 5(c)(i)(1) below)), equal to the Major Transaction Value of the Warrant or applicable portion (without regard to the 9.985% Cap), in accordance with the provisions of Section 5(c)(iii) below. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is effecting a Cash Payment Exercise of this Warrant in full. The Holder will not be required to make a cash payment to the Company in connection with a Cash Payment Exercise.

(d) Cashless Default Exercise. To the extent the Holder exercises this Warrant as a Cashless Default Exercise pursuant to Section 11(b)(i) below, the Holder shall send to the Company the Exercise Form indicating that the Holder is exercising this Warrant pursuant to a Cashless Default Exercise, in which event the Company shall, at the election of the Company, (i) issue to the Holder, within five (5) Trading Days of the applicable Default Notice, a number of shares of Common Stock (which shares shall be valued at the Volume Weighted Average Price for the five (5) Trading Days prior to the applicable Default Notice) equal to the Black-Scholes value (as defined in 5(c)(iii) below) of the remaining unexercised portion of this Warrant on the date of such Default Notice (the “Cashless Default Exercise Amount”), or (ii) pay the Cashless Default Exercise Amount to the Holder in cash. As provided in Section 2(b), the Holder shall only be required to physically surrender this Warrant in the event that the Holder is exercising this Warrant in full.

(e) Dispute Resolution. Subject to the provisions of Section 3(a), in the case of a dispute as to the determination of the closing price or Volume Weighted Average Price of the Company’s Common Stock or the arithmetic calculation of the Exercise Price or Market Price or any Cash Payment or the number of shares issuable upon a Cashless Major Exercise, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two

9

(2) business days of receipt, or deemed receipt, of the Exercise Notice or the Cash Payment Exercise Notice, or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within two (2) business days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) business days submit via facsimile (i) the disputed determination of the closing price or the Volume Weighted Average Price of the Company’s Common Stock to an independent, reputable investment bank selected by the Company and approved by the Holder, which approval shall not be unreasonably withheld or (ii) the disputed arithmetic calculation of the Exercise Price, Market Price or any Cash Payment or number of shares issuable upon a Cashless Major Transaction to the Company’s independent, outside accountant. The Company shall use reasonable commercial efforts to cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) business days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error, and the Company and the Holder shall each pay one half of the fees and costs of such investment banker or accountant.

4. Transfer and Registration.

(a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly completed and endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion hereof retained.

(b) Registrable Securities. The Common Stock issuable upon the Exercise of this Warrant has registration rights pursuant to the Registration Rights Agreement.

5. Adjustments Upon Certain Events.

(a) Participation. The Holder, as the holder of this Warrant, shall be entitled to receive such dividends paid and distributions of any kind made to the holders of Common Stock of the Company to the same extent as if the Holder had Exercised this Warrant into Common Stock (without regard to any limitations on exercise herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

(b) Recapitalization or Reclassification. If the Company shall at any time effect a stock split, payment of stock dividend, recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such stock split, payment of stock dividend, recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

(c) Rights Upon Major Transaction.

(i) Major Transaction. In the event that a Major Transaction (as defined below) occurs, then (1) in the case of a Cash-Out Major Transaction and in the case of a Mixed Major Transaction to the extent of the percentage of the cash consideration in the Mixed Major Transaction (determined in accordance with the definition of a Mixed Major Transaction below), the Holder will have the right to exercise Holder’s outstanding Warrants (or applicable portion in the case of a Mixed Major Transaction) as a Cash Payment Exercise and (2) in the case of all other Major

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Transactions and in the case of a Mixed Major Transaction to the extent of the percentage of the consideration represented by securities of a Successor Entity in the Mixed Major Transaction, the Holder shall have the right to exercise this Warrant as a Cashless Major Exercise. In the event the Holder shall not have exercised any of its rights under clauses (1) or (2) above within the applicable time periods set forth herein, then the Major Transaction shall be treated as an Assumption (as defined below) in accordance with Section 5(c)(ii) below. Notwithstanding anything herein to the contrary, the Holder may waive its rights under this Section 5(c) with respect to any Major Transaction in which event none of the provisions of this Section 5(c) shall apply with respect to such Major Transaction. In the event of a Major Transaction in which all shares of Common Stock are cancelled and converted into the right to receive cash and/or securities of Another Entity (as defined below), then, any portion of this Warrant that is neither assumed or exercised pursuant to the terms of this Warrant prior to the closing of such Major Transaction, shall automatically and immediately convert into shares of Common Stock, and shall be deemed to have been exercised pursuant to a Cashless Exercise, immediately prior to the consummation of such Major Transaction. Each of the following events shall constitute a “Major Transaction”.

(A) a consolidation, merger, exchange of shares, recapitalization, reorganization, business combination or other similar event, (1) following which the holders of Common Stock immediately preceding such consolidation, merger, exchange, recapitalization, reorganization, combination or event either (a) no longer hold a majority of the shares of Common Stock or (b) no longer have the ability to elect a majority of the board of directors of the Company or (2) as a result of which shares of Common Stock shall be changed into (or the shares of Common Stock become entitled to receive) a different class or classes of stock or securities of the Company or another entity (collectively, a “Change of Control Transaction”);

(B) the sale or transfer in one transaction or a series of related transactions of (i) all or substantially all of the assets of the Company, or (ii) assets of the Company for a purchase price equal to more than 50% of the Enterprise Value (as defined below) of the Company. For purposes of this clause (B), “Enterprise Value” shall mean (I) the product of (x) the number of issued and outstanding shares of Common Stock on the date the Company delivers the Major Transaction Notice (defined below) multiplied by (y) the per share closing price of the Common Stock on such date plus (II) the amount of the Company’s debt as shown on the latest financial statements filed with the SEC (the “Current Financial Statements”) less (III) the amount of cash and cash equivalents of the Company as shown on the Current Financial Statements;

(C) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control Transaction shall have occurred;

(D) the liquidation, bankruptcy, insolvency, dissolution or winding-up (or the occurrence of any analogous proceeding) of the Company;

(E) the shares of Common Stock cease to be listed, traded or publicly quoted on NASDAQ and are not promptly re-listed or requoted on either the New York Stock Exchange, the NYSE Alternext U.S., the NASDAQ Global Select Market or the NASDAQ Capital Market; or

(F) the Common Stock ceases to be registered under Section 12 of the Exchange Act.

(ii) Assumption. The Company shall not enter into or be party to a Major Transaction that is to be treated as an Assumption pursuant to Section 5(c)(i), unless (A) the successor entity resulting from such Major Transaction (in each case, a “Successor Entity”), assumes in writing all of the obligations of the Company under this Warrant, the Facility Agreement (but only if there will be an outstanding balance under the Facility Agreement immediately following the closing of the Major Transaction) and the Registration Rights Agreement in accordance with the provisions of this Section (ii) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder prior to such Major Transaction (not to be unreasonably withheld or delayed), including agreements to deliver to each holder of Warrants in exchange for such Warrants a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Warrants, including, without limitation, representing the appropriate number of shares of the Successor Entity, having similar exercise rights as the Warrants (including but not limited to a similar Exercise Price and similar Exercise Price

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adjustment provisions based on the price per share or conversion ratio to be received by the holders of Common Stock in the Major Transaction) and similar registration rights as provided by the Registration Rights Agreement, reasonably satisfactory to the Holder and (B) the Successor Entity is a Public Successor Entity. Upon the occurrence of any Major Transaction, any Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Major Transaction, the provisions of this Warrant and the Registration Rights Agreement referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Major Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise or redemption of this Warrant at any time after the consummation of the Major Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property) issuable upon the exercise of the Warrants prior to such Major Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity, as adjusted in accordance with the provisions of this Warrant. The provisions of this Section shall apply similarly and equally to successive Major Transactions and shall be applied without regard to any limitations on the exercise of this Warrant other than any applicable beneficial ownership limitations. Any assumption of Company obligations under this paragraph shall be referred to herein as an “Assumption”

(iii) Notice; Delivery of Exercise Form. At least thirty (30) days prior to the consummation of any Major Transaction, but, in any event, within five (5) Business Days following the first to occur of (x) the date of the public announcement of such Major Transaction if such announcement is made before 4:00 p.m., New York City time, or (y) the day following the public announcement of such Major Transaction if such announcement is made on and after 4:00 p.m., New York City time, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a “Major Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Major Transaction Notice and ending five (5) Trading Days prior to the consummation of such Major Transaction (the “Early Termination Period”), the Holder may elect to deliver to the Company the Exercise Form to exercise all or any portion of this Warrant in connection with such Major Transaction, which Exercise Form shall indicate whether the Holder has elected to exercise the warrant (i) as a Cash Payment Exercise pursuant to a Major Transaction covered by Section 5(c)(i)(1) (a “Cash Payment Exercise Notice”) or (ii) as a Cashless Major Exercise pursuant to a Major Transaction covered by Section 5(c)(i)(2) (or both in the case of a Mixed Major Transaction). In the case of a Cash Payment Exercise pursuant to Section 5(c)(i)(1), then the Company shall issue to the Holder a payment in cash (the “Cash Payment”) in an amount equal to the “Black Scholes Value” of this Warrant (or applicable portion) determined by use of the Black Scholes Option Pricing Model using the criteria set forth in Schedule 1 hereto (the “Black Scholes Value”). In the case of a Cashless Major Exercise pursuant to Section 5(c)(i)(2), then the Company shall issue to the Holder a number of shares of Common Stock calculated in accordance with the Major Cashless Exercise terms of Section 3(b) above.

(iv) Escrow. Following the receipt of an Exercise Form by the Holder pursuant to Sections 3(b), 3(c) and/or 5(c)(iii) above for a Cash Payment Exercise or a Cashless Major Exercise, the Company shall not effect a Major Transaction unless either (a) it obtains the written agreement of the Successor Entity that the Cash Payment and/or issuance of the applicable Exercise Shares shall be made to the Holder prior to consummation of such Major Transaction and such issuance or payment shall be a condition precedent to consummation of such Major Transaction or (b) it shall first place into an escrow account with an independent escrow agent, at least three (3) business days prior to the closing date of the Major Transaction (the “Major Transaction Escrow Deadline”), an amount in shares of Common Stock ) or cash (in the event of a Cash Payment Exercise), as applicable, equal to the Cash Payment and/or applicable Exercise Shares. Concurrently upon closing of such Major Transaction, the Company shall pay or shall instruct the escrow agent to pay the Cash Payment and/or to deliver the applicable Exercise Shares to the Holder. For purposes of determining the amount required to be placed in escrow pursuant to the provisions of this subsection (iv) and without affecting the amount of the actual Cash Payment and/or applicable Exercise Shares, the calculation of the price referred to in clause (1) of the first column of Schedule 1 hereto with respect to Stock Price shall be determined based on the Closing Market Price (as defined on Schedule I) of the Common Stock on the Trading Day immediately preceding the date that the funds and/or applicable Exercise Shares, as applicable, are deposited with the escrow agent.

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(v) Injunction. Following the receipt of a Cash Payment Exercise Notice or notice of a Cashless Major Exercise from the Holder (other than in respect of Section 5(c)(i)(D)), in the event that the Company attempts to consummate a Major Transaction without either (1) placing the Cash Payment or applicable Exercise Shares, as applicable, in escrow in accordance with subsection (iv) above, (2) payment of the Cash Payment or issuance of the applicable Exercise Shares, as applicable, to the Holder prior to consummation of such Major Transaction or (3) obtaining the written agreement of the Successor Entity described in subsection (iv) above, the Holder shall have the right to apply for an injunction in any state or federal courts sitting in the City of New York, borough of Manhattan to prevent the closing of such Major Transaction until the Cash Payment is paid to the Holder, in full or the applicable Exercise Shares are delivered or deposited in escrow, as applicable.

For purposes hereof:

“Another Entity” shall mean an entity in which the holders of a majority of the shares of Common Stock of the Company immediately prior to the consummation of a Major Transaction do not hold a majority of the equity securities in such entity.

“Cash-Out Major Transaction” means a Major Transaction in which the consideration payable to holders of Common Stock in connection with the Major Transaction consists solely of cash.

“Cashless Default Exercise” shall mean an exercise of this Warrant as a “Cashless Default Exercise” in accordance with Section 3(d) and 11(b) hereof.

“Cashless Major Exercise” shall mean an exercise of this Warrant or portion thereof as a “Cashless Major Exercise” in accordance with Section 3(b) and 5(c)(i) hereof.

“Eligible Market” means the over the counter Bulletin Board, the New York Stock Exchange, Inc., the NYSE Arca, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market or the NYSE Alternext U.S.

“Mixed Major Transaction” means a Major Transaction in which the consideration payable to the stockholders of the Company consists partially of cash and partially of securities of a Successor Entity. If the Successor Entity is a Publicly Traded Successor Entity, the percentage of consideration represented by securities of such Successor Entity shall be equal to the percentage that the value of the aggregate anticipated number of shares of the Publicly Traded Successor Entity to be issued to holders of Common Stock of the Company represents in comparison to the aggregate value of all consideration, including cash consideration, in such Mixed Major Transaction, as such values are set forth in any definitive agreement for the Mixed Major Transaction that has been executed at the time of the first public announcement of the Major Transaction or, if no such value is determinable from such definitive agreement, based on the closing market price for shares of the Publicly Traded Successor Entity on its principal securities exchange on the Trading Day preceding the first public announcement of the Mixed Major Transaction. If the Successor Entity is a Private Successor Entity, the percentage of consideration represented by securities of such Successor Entity shall be determined in good-faith by the Company’s Board of Directors.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of a Major Transaction.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Private Successor Entity” means a Successor Entity that is not a Publicly Traded Successor Entity.

“Publicly Traded Successor Entity” means a Successor Entity that is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (as defined above).

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“Successor Entity” means any Person purchasing the Company’s assets or Common Stock, or any successor entity resulting from such Major Transaction, or if the Warrant is to be exercisable for shares of capital stock of its Parent Entity (as defined above), its Parent Entity.

(d) Exercise Price Adjusted. As used in this Warrant, the term “Exercise Price” shall mean the purchase price per share specified in Section 3(a) of this Warrant, until the occurrence of an event stated in this Section 5 or otherwise set forth in this Warrant, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No adjustment made pursuant to any provision of this Section 5 shall have the net effect of increasing the Exercise Price in relation to the split adjusted and distribution adjusted price of the Common Stock.

(e) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5 or otherwise, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

(f) Notice of Adjustments. Whenever the Exercise Price is adjusted pursuant to the terms of this Warrant, the Company shall promptly mail to the Holder a notice (an “Exercise Price Adjustment Notice”) setting forth the Exercise Price after such adjustment and setting forth a statement of the facts requiring such adjustment. The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like Warrant setting forth (i) such adjustment or readjustment, (ii) the Exercise Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon Exercise of the Warrant. For purposes of clarification, whether or not the Company provides an Exercise Price Adjustment Notice pursuant to this Section 5(f), upon the occurrence of any event that leads to an adjustment of the Exercise Price, the Holder would be entitled to receive a number of Exercise Shares based upon the new Exercise Price, as adjusted, for exercises occurring on or after the date of such adjustment, regardless of whether the Holder accurately refers to the adjusted Exercise Price in the Exercise Form.

6. Fractional Interests.

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Exercise shall be the next higher whole number of shares.

7. Reservation of Shares.

From and after the date hereof, the Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of shares sufficient for the Exercise of this Warrant (a “Share Authorization Failure”) (based on the Exercise Price in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to approve a charter amendment to authorize additional shares to meet the Company’s obligations under this Section 7, in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of such charter amendment effecting an increase in such authorized number of shares. The Company covenants and agrees that upon the Exercise of this Warrant in accordance with the terms hereof, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid and nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person. The Company covenants and agrees that all shares of Common Stock issuable upon Exercise of this Warrant shall be approved for listing on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed.

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8. Restrictions on Transfer.

(a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Regulation D and exempt from state registration or qualification under applicable state laws. None of the Warrant, the Exercise Shares or Failure Payment Shares may be pledged, transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws.

(b) Assignment. Subject to Section 8(a), the Holder may sell, transfer, assign, pledge, or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the Person or Persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within three (3) business days (the “Transfer Delivery Period”), and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder. For avoidance of doubt, in the event Holder notifies the Company that such sale or transfer is a so called “4(1 1/2)” transaction, the parties hereto agree that a legal opinion from outside counsel for the Holder delivered to counsel for the Company substantially in the form attached hereto as Exhibit C shall be the only requirement to satisfy an exemption from registration under the Securities Act to effectuate such “4(1 1/2)” transaction.

9. Noncircumvention.

The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be reasonably required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

10.	Events of Failure; Definition of Black Scholes Value.

(a) Definition.

The occurrence of each of the following shall be considered to be an “Event of Failure.”

(i) A Delivery Failure occurs, where a “Delivery Failure” shall be deemed to have occurred if the Company fails to use its best efforts to deliver Exercise Shares to the Holder within any applicable Delivery Period (other than due to the limitation contained in the proviso in the second paragraph of Section 1);

(ii) A Legend Removal Failure occurs, where a “Legend Removal Failure” shall be deemed to have occurred if the Company fails to use its best efforts to issue this Warrant and/or Exercise Shares without a restrictive legend, or fails to use it best efforts to remove a restrictive legend, when and as required under Section 2(e) hereof;

(iii) a Transfer Delivery Failure occurs, where a “Transfer Delivery Failure” shall be deemed to have occurred if the Company fails to use its best efforts to deliver a Warrant within any applicable Transfer Delivery Period; and

(iv) a Registration Failure (as defined below).

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For purpose hereof, “Registration Failure” means that (A) the Company fails to file with the SEC on or before the Filing Deadline (as defined in the Registration Rights Agreement) any Registration Statement required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, (B) the Company fails to use its reasonable commercial efforts to obtain effectiveness with the SEC, prior to the Registration Deadline (as defined in the Registration Rights Agreement), and if such Registration Statement is not so filed prior to the Registration Deadline, as soon as possible thereafter, of any Registration Statement (as defined in the Registration Rights Agreement) that are required to be filed pursuant to Section 2(a) of the Registration Rights Agreement, or fails to use reasonable commercial efforts to keep such Registration Statement current and effective as required in Section 3 of the Registration Rights Agreement, (C) The Company fails to file any additional Registration Statements required to be filed pursuant to Section 2(a)(ii) of the Registration Rights Agreement on or before the Additional Filing Deadline or fails to use its reasonable commercial efforts to cause such new Registration Statement to become effective on or before the Additional Registration Deadline, and if such effectiveness does not occur within such period, as soon as possible thereafter, (D) the Company fails to file any amendment to any Registration Statement, or any additional Registration Statement required to be filed pursuant to Section 3(b) of the Registration Rights Agreement within twenty (20) days of the applicable Registration Trigger Date (as defined in the Registration Rights Agreement), or fails to use its reasonable commercial efforts to cause such amendment and/or new Registration Statement to become effective within ninety (90) days of the applicable Registration Trigger Date, and, if such effectiveness does not occur within such period, as soon as possible thereafter, (E) any Registration Statement required to be filed under the Registration Rights Agreement, after its initial effectiveness and during the Registration Period (as defined in the Registration Rights Agreement), lapses in effect or sales of all of the Registrable Securities (as defined in the Registration Rights Agreement) cannot otherwise be made thereunder (whether by reason of the Company’s failure to amend or supplement the prospectus included therein in accordance with the Registration Rights Agreement, the Company’s failure to file and, use reasonable commercial efforts to obtain effectiveness with the SEC of an additional Registration Statement or amended Registration Statement required pursuant to Sections 2(a)(ii) or 3(b) of the Registration Rights Agreement, as applicable, or otherwise), and (F) the Company fails to provide a commercially reasonable written response to any comments to any Registration Statement submitted by the SEC within twenty (20) days of the date that such SEC comments are received by the Company.

(b) Failure Payments; Black-Scholes Determination. The Company understands that any Event of Failure (as defined above) could result in economic loss to the Holder. In the event that any Event of Failure occurs, as compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder an amount (“Failure Payments”) payable, at the Company’s option, either (i) in cash or (ii) in shares of Common Stock that are valued for these purposes at the Volume Weighted Average Price on the date of such calculation (“Failure Payment Shares”), in each case equal to 15% per annum (or the maximum rate permitted by applicable law, whichever is less) of the Black-Scholes value (as determined below) of the remaining unexercised portion of this Warrant on the date of such Event of Failure (as recalculated on the first business day of each month thereafter for as long as Failure Payments shall continue to accrue), which shall accrue daily from the date of such Event of Failure until the Event of Failure is cured, accruing daily and compounded monthly, provided, however, the Holder shall only receive up to such amount of shares of Common Stock in respect of Failure Payments such that Holder and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) shall not collectively beneficially own greater than 9.985% of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes of clarification, it is agreed and understood that Failure Payments shall continue to accrue following any Event of Default until the applicable Default Amount is paid in full.

Notwithstanding the above, in the event that the Company (i) has, by the Filing Deadline (as defined the Registration Rights Agreement) filed a Registration Statement (as defined in the Registration Rights Agreement) covering the number of shares required by the Registration Rights Agreement, and (ii) has responded in writing to any comments to the Registration Statement that the Company has received from the SEC, within seven (7) Business Days of such receipt, and nevertheless the SEC has not declared effective a Registration Statement covering the full number of Warrant Shares issuable upon exercise of the Warrants by the Registration Deadline (as defined in the Registration Rights Agreement) then, the Failure Payments attributable to such late Registration

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Effectiveness shall be reduced from 15 to 12% (calculated as set forth above). The Company shall satisfy any Failure Payments under this Section pursuant to Section 10(c) below. Failure Payments are in addition to any Shares that the Holder is entitled to receive upon Exercise of this Warrant.

For purposes hereof, the “Black-Scholes” value of a Warrant shall be determined by use of the Black Scholes Option Pricing Model using the criteria set forth on Schedule 1 hereto.

(c) Payment of Accrued Failure Payments. The Failure Payment Shares representing accrued Failure Payments for each Event of Failure shall be issued and delivered on or before the fifth (5th) business day of each month following a month in which Failure Payments accrued. Nothing herein shall limit the Holder’s right to pursue actual damages (to the extent in excess of the Failure Payments) for the Company’s Event of Failure, and the Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief). Notwithstanding the above, if a particular Event of Failure results in an Event of Default pursuant to Section 11 hereof, then the Failure Payment, for that Event of Failure only, shall be considered to have been satisfied upon payment to the Holder of an amount equal to the greater of (i) the Failure Payment, or (ii) the Default Amount, payable in accordance with Section 11.

(d) Maximum Interest Rate. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

11. Default.

(a) Events Of Default. Each of the following events shall be considered to be an “Event of Default,” unless waived by the Holder:

(i) Failure To Effect Registration. With respect to all Registration Failures, a Registration Failure occurs and remains uncured for a period of more than sixty (60) days (or ninety (90) days in the case where the Company (i) has, by the Filing Deadline (as defined the Registration Rights Agreement) filed a Registration Statement (as defined in the Registration Rights Agreement) covering the number of shares required by the Registration Rights Agreement, and (ii) has responded in writing to any comments to the Registration Statement that the Company has received from the SEC, within seven (7) Business Days of such receipt, and nevertheless the SEC has not declared effective a Registration Statement covering the Shares by the Registration Deadline (as defined in the Registration Rights Agreement)), and such Registration Failure relates solely to the Company’s failure to have the Registration Statement declared effective by the Registration Deadline (as defined in the Registration Rights Agreement) and with respect to a Registration Failure provided in clause (E) of the definition of “Registration Failure”, such Registration Failure occurs and remains uncured for a period of more than sixty (60) days.

(ii) Failure To Deliver Common Stock. A Delivery Failure (as defined above) occurs and remains uncured for a period of more than twenty (20) days; or at any time, the Company announces or states in writing that it will not honor its obligations to issue shares of Common Stock to the Holder upon Exercise by the Holder of the Exercise rights of the Holder in accordance with the terms of this Warrant.

(iii) Legend Removal Failure. A Legend Removal Failure (as defined above) occurs and remains uncured for a period of twenty (20) days;

(iv) Transfer Delivery Failure. Transfer Delivery Failure (as defined above) occurs and remains uncured for a period of twenty (20) days; and

(v) Corporate Existence; Major Transaction. (A) The Company has failed to either (1) place the Cash Payment or the Exercise Shares issuable upon exercise of a Cashless Major Exercise, as the case may be, into escrow or (2) obtain the written agreement of the Successor Entity as described in Section 5(c)(iv), or the Company has failed to instruct the escrow agent to release such amount or such shares, as the case may be, to the Holder pursuant to Section 5(c)(iv), or (B) with respect to a Major Transaction that is to be treated as an Assumption under the terms hereof, the Company has failed to meet the Assumption requirements of Section 5(c)(ii).

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(b) Mandatory Early Termination.

(i) Mandatory Early Termination Amount; Cashless Default Exercise. If any Events of Default shall occur then, unless waived by the Holder, upon the occurrence and during the continuation of any Event of Default, at the option of the Holder, such option exercisable through the delivery of written notice to the Company by such Holder (the “Default Notice”), the Company shall have the right to terminate the outstanding amount of this Warrant and pay to the Holder (a “Mandatory Early Termination”), in full satisfaction of its obligations hereunder by delivery of a notice to such effect to the Holder within two (2) Business Days following receipt of the Default Notice, an amount payable in cash (the “Mandatory Early Termination Amount” or the “Default Amount”) equal to the Black-Scholes value (as determined in accordance with Section 10(b)) of the remaining unexercised portion of this Warrant on the date of such Default Notice. In the event the Company does not exercise its right to consummate a Mandatory Early Termination, then the Holder shall have the right to exercise this Warrant pursuant to a Cashless Default Exercise in accordance with Section 3(d) above.

The Mandatory Early Termination Amount shall be payable within five (5) Business Days following the date of the applicable Default Notice.

(ii) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Failure Payments or pursuant to a Mandatory Early Termination shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Holder, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm’s length.

(c) [RESERVED]

(d) [RESERVED]

(e) Remedies, Other Obligations, Breaches And Injunctive Relief. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, the Facility Agreement and the Registration Rights Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

12. Holder’s Early Terminations.

(a) Mechanics of Holder’s Early Terminations. In the event that the Company does not deliver the Cash Payment or Default Amount or the Exercise Shares in respect of a Cashless Major Exercise or a Cashless Default Exercise, as the case may be, to the Holder within the time period or as otherwise required pursuant to the terms hereof, at any time thereafter the Holder shall have the option, upon notice to the Company, in lieu of Cash Payment Exercise, Cashless Major Exercise or Cashless Default Exercise, as the case may be, to require the Company to promptly return to the Holder all or any portion of this Warrant that was submitted for settlement or exercise. Upon the Company’s receipt of such notice, (x) the applicable cash settlement or exercise, as the case may be, shall be null and void with respect to such applicable portion of this Warrant and (y) the Company shall immediately return this Warrant, or issue a new Warrant to the Holder representing the portion of this Warrant that was submitted for cash settlement or exercise. The Holder’s delivery of a notice voiding a cash settlement or exercise and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Failure Payments which have accrued prior to the date of such notice with respect to the Warrant subject to such notice.

18

13. Benefits of this Warrant.

Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

14. Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

15. Loss of Warrant.

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

16. Notice or Demands.

Except as otherwise provided herein, notices or demands pursuant to this Warrant to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service or certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to the address set forth in Section 2(a) above. Notices or demands pursuant to this Warrant to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight delivery with a nationally recognized overnight courier service or certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company’s records, until another address is designated in writing by Holder.

17. Limitation on Issuance of Common Stock.

Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock issued or issuable pursuant to this Warrant, all additional Warrants issued pursuant to Section 2.10 of the Facility Agreement and all shares of Common Stock issued pursuant to Section 2.11 of the Facility Agreement may not exceed 9,500,000 shares of Common Stock (subject to appropriate adjustment to reflect transactions described in Section 5(b)).

19

In addition, notwithstanding anything to the contrary herein, in the event that the Company is not permitted to issue shares of Common Stock to Holder pursuant to this Warrant because either (i) the Company has reached the maximum number of shares pursuant to this Section 17 or (ii) the number of shares of Common Stock then beneficially owned by the Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act (including shares held by any “group” of which the Holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) would violate the 9.98% Cap, then, without limiting any Cash Payment payable hereunder, in neither case shall the Company be required to net cash settle or otherwise make any cash payment to Holder to settle this Warrant by virtue of such limitation.

20

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the     day of                     , 2014.

INFINITY PHARMACEUTICALS, INC.

By:
Print Name:
Title:

21

EXHIBIT A

EXERCISE FORM FOR WARRANT

TO: INFINITY PHARMACEUTICALS, INC.

CHECK THE APPLICABLE BOX:

☐	Cash Exercise or Cashless Exercise

The undersigned hereby irrevocably exercises the attached warrant (the “Warrant”) with respect to shares of Common Stock (the “Common Stock”) of Infinity Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and, if pursuant to a Cashless Exercise, herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

[IF APPLICABLE: The undersigned hereby encloses $            as payment of the Exercise Price.]

[IF APPLICABLE: The undersigned hereby agrees to cancel $            of principal outstanding under Notes of the Company held by the Holder.]

☐	Cashless Major Exercise

The undersigned hereby irrevocably exercises the Warrant with respect to             of the Warrant Shares currently outstanding pursuant to a Cashless Major Exercise in accordance with the terms of the Warrant.

☐	Cash Payment Exercise

The undersigned irrevocably exercises the Warrant with respect to             of the Warrant Shares currently outstanding pursuant to a Cash Payment Exercise in accordance with the terms of the Warrant.

☐	Cashless Default Exercise

The undersigned hereby irrevocably exercises the Warrant pursuant to a Cashless Default Exercise, in accordance with the terms of the Warrant.

☐	Mixed Major Transaction

The undersigned hereby irrevocably exercises the Warrant as Cash Payment Exercise with respect to             of the Warrant Shares currently outstanding and             of the Warrant Shares currently outstanding pursuant to a Cashless Major Exercise in accordance with the terms of the Warrant.

1. The undersigned requests that any stock certificates for such shares be issued free of any restrictive legend, if appropriate, and, if requested by the undersigned, a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address set forth below.

2. Capitalized terms used but not otherwise defined in this Exercise Form shall have the meaning ascribed thereto in the Warrant.

Dated:

Signature

Print Name

Address

22

NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

23

EXHIBIT B

ASSIGNMENT

(To be executed by the registered holder

desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached warrant (the “Warrant”) hereby sells, assigns and transfers unto the person or persons below named the right to purchase             shares of the Common Stock of Infinity Pharmaceuticals, Inc., a Delaware corporation, evidenced by the attached Warrant and does hereby irrevocably constitute and appoint             attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:
Signature

Fill in for new registration of Warrant:

Name

Address

Please print name and address of assignee (including zip code number)

NOTICE

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

24

EXHIBIT C

FORM OF OPINION

                    , 20

[            ]

Re:	Infinity Pharmaceuticals, Inc. (the “Company”)

Dear Sir:

[            ] (“[            ]”) intends to transfer             Warrants (the “Warrants”) of the Company to             (“            ”) without registration under the Securities Act of 1933, as amended (the “Securities Act”). In connection therewith, we have examined and relied upon the truth of representations contained in an Investor Representation Letter attached hereto and have examined such other documents and issues of law as we have deemed relevant.

Based on and subject to the foregoing, we are of the opinion that the transfer of the Warrants by             to             may be effected without registration under the Securities Act, provided, however, that the Warrants to be transferred to             contain a legend restricting its transferability pursuant to the Securities Act and that transfer of the Warrants is subject to a stop order.

The foregoing opinion is furnished only to             and may not be used, circulated, quoted or otherwise referred to or relied upon by you for any purposes other than the purpose for which furnished or by any other person for any purpose, without our prior written consent.

Very truly yours,

25

[FORM OF INVESTOR REPRESENTATION LETTER]

                    , 20

[            ]

Gentlemen:

            (“            ”) has agreed to purchase             Warrants (the “Warrants”) of Infinity Pharmaceuticals, Inc. (the “Company”) from [            ] (“[            ]”). We understand that the Warrants are “restricted securities.” We represent and warrant that             is a sophisticated institutional investor that would qualify as an “Accredited Investor” as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

            represents and warrants as of the date hereof as follows:

1. That it is acquiring the Warrants and the shares of common stock, $0.001 par value per share underlying such Warrants (the “Exercise Shares”) solely for its account for investment and not with a view to or for sale or distribution of said Warrants or Exercise Shares or any part thereof.             also represents that the entire legal and beneficial interests of the Warrants and Exercise Shares             is acquiring is being acquired for, and will be held for, its account only;

2. That the Warrants and the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected.             realizes that the basis for the exemption may not be present if, notwithstanding its representations,             has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.             has no such present intention;

3. That the Warrants and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.             recognizes that the Company has no obligation to register the Warrants, or to comply with any exemption from such registration;

4. That neither the Warrants nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations;

5. That it will not make any disposition of all or any part of the Warrants or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by             from the Securities and Exchange Commission stating that no action will be recommended to the Securities and Exchange Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

26

(iii)             shall have notified the Company of the proposed disposition and, in the case of a sale or transfer in a so called “4(1) and a half” transaction, shall have furnished counsel to the Company with an opinion of counsel, reasonably satisfactory to counsel to the Company.

We acknowledge that the Company will place stop orders with respect to the Warrants and the Exercise Shares, and if a registration statement is not effective, the Exercise Shares shall bear the following restrictive legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL SEC INTERPRETATION OR GUIDANCE.

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT DATED AS OF             , 2014, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS OUTSTANDING SECURITIES. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

At any time and from time to time after the date hereof,             shall, without further consideration, execute and deliver to [            ] or the Company such other instruments or documents and shall take such other actions as they may reasonably request to carry out the transactions contemplated hereby.

Very truly yours,

27

Schedule 1

Black-Scholes Value

	Calculation Under Section 5(c)(iii)	Calculation Under Section 10(b) or 11(b)
Remaining Term	Number of calendar days from date of public announcement of the Major Transaction until the last date on which the Warrant may be exercised.	Number of calendar days from date of the determination until the last date on which the Warrant may be exercised.

Interest Rate	A risk-free interest rate corresponding to the US$ LIBOR/Swap rate for a period equal to the Remaining Term.	A risk-free interest rate corresponding to the US$ LIBOR/Swap rate for a period equal to the Remaining Term (rounded to the nearest year).

Volatility

If the first public announcement of the Major Transaction is made at or prior to 4:00 p.m., New York City time, the arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the date of such first public announcement, obtained from the HVT or similar function on Bloomberg.

If the first public announcement of the Major Transaction is made after 4:00 p.m., New York City time, the arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the next succeeding Trading Day following the date of such first public announcement, obtained from the HVT or similar function on Bloomberg.

The arithmetic mean of the historical volatility for the 10, 30 and 50 Trading Day periods ending on the date of such determination, obtained from the HVT or similar function on Bloomberg.

Stock Price	The last closing price of the Common Stock on NASDAQ, or, if that is not the principal trading market for the Common Stock, such principal market on which the Common Stock is traded or listed prior to the consummation of the Major Transaction.	The volume Weighted Average Price on the date of such calculation.

Dividends	Zero.	Zero.

Strike Price	Exercise Price as defined in section 3(a).	Exercise Price as defined in section 3(a).

1

Exhibit D-3

Form of Opinion

(under definition of Freely Tradeable shares of Common Stock)

(see attached)

Exhibit

[Date]

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: [            ]

Re:	Infinity Pharmaceuticals, Inc. (the “Company”)

Ladies and Gentlemen:

Pursuant to Section 2.11 of that certain Facility Agreement (the “Facility Agreement”), dated as of February 24, 2014, between the Company and the lenders set forth on the signature page thereto (each a “Lender” and collectively, the “Lenders”), the Company has delivered to the Lenders a Share Payment Notice (as defined in the Facility Agreement), dated             ,             pursuant to which the Company has elected to satisfy certain payments under the Facility Agreement by means of a Share Issuance. Capitalized terms used but not defined herein shall have the meanings set forth in the Facility Agreement.

We are counsel for the Company and have been requested to furnish to you an opinion with respect to the [            ] shares of Common Stock of the Company, $.001 par value, that will be issued pursuant to the Share Payment Notice (the “Shares”).

As a basis for this opinion, we have received and reviewed (1) the Facility Agreement, (2) the Share Payment Notice, (3) the Note, and (4) a letter dated [            ] from the Lender to the Company representing that (i) the Lender is not, and has not been within the past three months, an “affiliate” of the Company, as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Act, and (ii) that the Lender acquired the Note from the Company on             , 20    1.

On the basis of the foregoing and assuming the accuracy of the representations of the Lender, it is our opinion that unlegended certificates for the Shares may be issued to the Lender in accordance with the Lender’s instructions.

Any questions concerning the foregoing opinion should be communicated to [            ] of this firm.

Very truly yours,

WILMER CUTLER PICKERING
HALE AND DORR LLP

By:
, Partner

cc:	[Lender]

[1]	[NTD: This date will satisfy the requirements of Rule 144(b)(1).]

2

Exhibit E

Form of Security Agreement

(see attached)

3

GUARANTY AND SECURITY AGREEMENT

among

INFINITY PHARMACEUTICALS, INC.

and

THE OTHER PARTIES HERETO,

as Grantors and Guarantors,

and

DEERFIELD PRIVATE DESIGN FUND II, L.P.,

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.,

DEERFIELD PARTNERS, L.P. and

DEERFIELD INTERNATIONAL MASTER FUND, L.P.,

as Lenders

                    , 2014

4

GUARANTY AND SECURITY AGREEMENT

THIS GUARANTY AND SECURITY AGREEMENT dated as of             , 2014 (this “Agreement”) is entered into among INFINITY PHARMACEUTICALS, INC., a Delaware corporation (“IPI”), INFINITY DISCOVERY, INC., a Delaware corporation (“IDI”) and each other Person signatory hereto as a Grantor (together with IPI, IDI and any other Person that becomes a party hereto as provided herein, the “Grantors” and each, a “Grantor”), each other Person signatory hereto as a Guarantor and DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., DEERFIELD PARTNERS, L.P. and DEERFIELD INTERNATIONAL MASTER FUND, L.P. (the “Lenders”).

RECITALS

A. Lenders have agreed to extend credit to IPI pursuant to the Facility Agreement (defined below). IPI is affiliated with each other Grantor and Guarantor.

B. IPI and the other Grantors are engaged in interrelated businesses, and each Grantor and Guarantor will derive substantial direct and indirect benefit from extensions of credit under the Facility Agreement.

C. It is a condition precedent to Lenders’ obligation to extend credit under the Facility Agreement that the Grantors and Guarantor shall have executed and delivered this Agreement to Lenders.

In consideration of the premises and to induce Lenders to enter into the Facility Agreement and to induce Lenders to extend credit thereunder, each Grantor and each Guarantor hereby agrees with Lenders as follows:

SECTION 1 DEFINITIONS.

1.1 Unless otherwise defined herein, terms defined in the Facility Agreement and used herein shall have the meanings given to them in the Facility Agreement, and the following terms are used herein as defined in the UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Goods, Health Care Insurance Receivables, Instruments, Inventory, Leases, Letter-of-Credit Rights, Money, Payment Intangibles, Supporting Obligations, Tangible Chattel Paper.

1.2 When used herein the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Borrower Obligations” means all Obligations of the IPI.

“Collateral” means any and all property or other assets, now existing or hereafter acquired or created, real or personal, tangible or intangible, wherever located, and whether owned by, consigned to, or held by, or under the care, custody or control of Grantors (or any of them), including:

(a) money, cash, and cash equivalents;

(b) Accounts and all of each Grantor’s rights and benefits under the Accounts, including, but not limited to, each Grantor’s right to receive payment in full of the obligations owing to such Grantor thereunder, whether now or hereafter existing, together with any and all guarantees, other Supporting Obligations and/or security therefore, as well as all of Grantors’ Books and Records relating thereto;

(c) Deposit Accounts, other bank and deposit accounts (including any bank accounts maintained by Grantors (or any of them)), and all sums on deposit in any of them, and any items in such accounts;

(d) Investment Property;

(e) Inventory, Equipment, Fixtures, and other Goods;

(f) Chattel Paper, Documents, and Instruments;

(g) letters of credit and Letter of Credit Rights;

(h) Supporting Obligations;

(i) Commercial Tort Claims and all other Identified Claims;

(j) Books and Records;

(k) [reserved];

(l) General Intangibles (including all Intellectual Property, Claims, Payment Intangibles, contract rights, choses in action, and Software);

(m) all of each Grantor’s other interests in property of every kind and description, and the products, profits, rents of, dividends or distributions on, or accessions to such property; and

(n) all Proceeds (including insurance claims and insurance proceeds) of any of the foregoing, regardless of whether the Collateral, or any of it, is property as to which the UCC provides the perfection of a security interest, and all rights and remedies applicable to such property.

Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof. Notwithstanding the foregoing, “Collateral” shall not include Excluded Property.

“Control Agreement” means an agreement among a Grantor, Lenders and (i) the issuer of uncertificated securities with respect to uncertificated securities in the name of such Grantor, (ii) a securities intermediary with respect to securities, whether certificated or uncertificated, securities entitlements and other financial assets held in a securities account in the name of such Grantor or such Domestic Subsidiary, (iii) a futures commission merchant or clearing house, as applicable, with respect to commodity accounts and commodity contracts held by such Grantor or such Subsidiary, or (iv) a bank with respect to a Deposit Account, whereby, among other things, the issuer, securities intermediary or futures commission merchant, or bank limits any Lien that it may have in the applicable financial assets or Deposit Account in a manner reasonably satisfactory to Lenders, acknowledges the Lien of Lenders on such financial assets or Deposit Account, and agrees to follow the instructions or entitlement orders of Lenders without further consent by such Grantor.

2

“Dollars” and “$” each mean lawful money of the United States of America.

“Domestic Subsidiaries” means any Person organized pursuant to the laws of any state in the United States of America of which more than a majority of the equity interests are owned directly or indirectly by IPI.

“Excluded Accounts” shall mean (a) any Deposit Account of a Grantor that is used by such Grantor solely as a payroll account for the employees of Borrower or its Subsidiaries or the funds in which consist solely of funds held by any Grantor in trust for any director, officer or employee of any Grantor or any employee benefit plan maintained by any Grantor or funds representing deferred compensation for the directors and employees of any Grantor, (b) escrow accounts, Deposit Accounts and trust accounts, in each case either securing Permitted Liens or otherwise entered into in the ordinary course of business and consistent with prudent business practice conduct where the applicable Grantor holds the funds exclusively for the benefit of an unaffiliated third party, (c) accounts that are swept to a zero balance on a daily basis to a Deposit Account that is subject to a Control Agreement, and (d) Deposit Accounts and securities accounts held in jurisdictions outside the United States.

“Excluded Property” means, collectively, (a) any permit, license or agreement entered into by any Grantor (i) to the extent that any such permit, license or agreement or any requirement of law applicable thereto prohibits the creation of a Lien thereon, but only to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other requirement of law, (ii) which would be abandoned, invalidated or unenforceable as a result of the creation of a Lien in favor of Lenders or (iii) to the extent that the creation of a Lien in favor of Lenders would result in a breach or termination pursuant to the terms of or a default under any such permit, license or agreement (other than to the extent that any such term would be rendered ineffective pursuant to the Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity), (b) property owned by any Grantor that is subject to a purchase money Lien or a capital lease permitted under the Facility Agreement if the agreement pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits or requires the consent of any Person other than a Grantor and its Affiliates which has not been obtained as a condition to the creation of any other Lien on such property, (c) any “intent to use” trademark applications for which a statement of use has not been filed (but only until such statement is filed), (d) all Excluded Accounts, (e) equity interests in joint ventures or any other entities created in connection with an Excluded Transaction to the extent not permitted by the terms of such entity’s Organization Documents or joint venture documents, (f) voting equity interests in a Subsidiary that is not a Domestic Subsidiary, in excess of 65% of the total voting equity interests in such Subsidiary, to the extent the pledge thereof would result in material adverse Tax consequences to Borrower and its Subsidiaries as determined in good faith by Borrower, (g) any assets (including intangibles) not located in the United States to the extent the grant of a security interest therein is restricted or prohibited by applicable law or contract (after giving effect to applicable anti-assignment provisions of the UCC or other applicable law), and (h) all FAAH Intellectual Property; provided, however, “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property).

“Ex-US Intellectual Property” means all Intellectual Property existing under the laws of any jurisdiction other than the United States of America or a political subdivision thereof, or arising as a result of the recordation or filing made under the laws, rules or regulations of any jurisdiction other than the United States of America or a political subdivision thereof.

3

“FAAH Intellectual Property” means all Intellectual Property, including all US and Ex-US Intellectual Property, related to Grantor’s Fatty Acid Amide Hydrolase program, including for example and without limitation IPI-940 and all structurally-related compounds.

“Facility Agreement” means the Facility Agreement, dated February     , 2014, between IPI and Lenders, as amended, supplemented, restated or otherwise modified from time to time.

“Grantor” has the meaning set forth in the preamble of this Agreement.

“Guarantor Obligations” means, collectively, with respect to each Guarantor, all Borrower Obligations and all obligations and liabilities of each Grantor to Lenders under this Agreement.

“Guarantors” means the collective reference to Grantors (other than IPI) and “Guarantor” means any of them.

“Identified Claims” means the Commercial Tort Claims described on Schedule 7 as such schedule shall be supplemented from time to time in accordance with the terms and conditions of this Agreement.

“Investment Property” means the collective reference to (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC, (b) all “financial assets” as such term is defined in Section 8-102(a)(9) of the UCC, and (b) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Equity.

“Issuers” means the collective reference to each issuer of any Investment Property owned by a Grantor but excluding any Excluded Property.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement.

“Paid in Full” means (a) all Secured Obligations (other than contingent claims for indemnification or reimbursement not then asserted) have been repaid in full in cash and have been fully performed, (b) all other Obligations (other than contingent claims for indemnification or reimbursement not then asserted) under the Facility Agreement and the other Loan Documents have been completely discharged, (c) all commitments of Lenders, if any, to extend credit that would constitute Borrower Obligations have been terminated or have expired and (d) Lenders have been released by each Borrower and each Grantor of all claims against Lenders; provided that the foregoing shall not include any obligations under or with respect to any Warrants or the Registration Rights Agreement.

“Pledged Equity” means the equity interests listed on Schedule 1, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect, other than any Excluded Property.

“Pledged Notes” means all promissory notes listed on Schedule 1, all intercompany notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business), other than any Excluded Property.

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“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

“Secured Obligations” means, collectively, the Borrower Obligations and Guarantor Obligations.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided that, to the extent that the Uniform Commercial Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern; provided further that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Lenders’ Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

SECTION 2 GUARANTY.

2.1 Guaranty.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Lenders and their successors and permitted assigns, the prompt and complete payment and performance by IPI of the Borrower Obligations when due (whether at the stated maturity, by acceleration or otherwise).

(b) The guaranty contained in this Section 2 is a guaranty of payment and shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full.

(c) No payment made by IPI, any of the Guarantors, any other guarantor or any other Person or received or collected by Lenders from IPI, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which Guarantor shall, notwithstanding any such payment (other than any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations until the Secured Obligations are Paid in Full.

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2.2 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Lenders, no Guarantor shall be entitled to be subrogated to any of the rights of Lenders against IPI or any other Guarantor or any collateral security or guaranty or right of offset held by Lenders for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from IPI or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Lenders in the exact form received by such Guarantor (duly indorsed by such Guarantor to Lenders, if required), to be applied against the Secured Obligations, whether matured or unmatured, in a manner consistent with the provisions of the Facility Agreement.

2.3 Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by Lenders may be rescinded by Lenders and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Lenders, and the Facility Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Lenders may deem advisable from time to time. Lenders shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guaranty contained in this Section 2 or any property subject thereto.

Lenders may, from time to time, in their reasonable discretion and without notice to the Guarantors (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any personal property to secure any of the Secured Obligations or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any personal property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such personal property, and (e) resort to the undersigned (or any of them) for payment of any of the Secured Obligations when due, whether or not Lenders shall have resorted to any personal property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

2.4 Waivers. To the extent permitted by applicable law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Lenders upon the guaranty contained in this Section 2 or acceptance of the guaranty contained in this Section 2. The Secured Obligations, and any of them, shall conclusively be

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deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Section 2, and all dealings between IPI and any of the Guarantors, on the one hand, and Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Section 2. To the extent permitted by applicable law, each Guarantor waives (a) diligence, presentment, protest, demand for payment and notice of default, dishonor or nonpayment and all other notices whatsoever to or upon IPI or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations.

2.5 Payments. Each Guarantor hereby guaranties that payments hereunder will be paid to Lenders without set-off or counterclaim in Dollars at the office of Lenders specified in the Facility Agreement.

SECTION 3 GRANT OF SECURITY INTEREST.

3.1 Grant. Each Grantor hereby collaterally assigns and transfers to Lenders, and hereby grants to Lenders, a continuing security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. Notwithstanding the foregoing, no Lien or security interest is hereby granted on any Excluded Property.

SECTION 4 REPRESENTATIONS AND WARRANTIES.

To induce Lenders to enter into the Facility Agreement and to induce Lenders to make extensions of credit to IPI thereunder, each Grantor jointly and severally hereby represents and warrants to Lenders that:

4.1 Title; No Other Liens. Except for Permitted Liens, the Grantors own each item of the Collateral free and clear of any and all Liens of others. As of the Closing Date, no effective financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens.

4.2 Perfected Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which filings and other documents referred to on Schedule 2, have been delivered to Lenders in completed form) will constitute valid perfected security interests in all of the Collateral in favor of Lenders as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof and in accordance with the terms of the Facility Agreement and (b) shall be prior to all other Liens on the Collateral except for Permitted Liens having priority over Lenders’ Lien by operation of law or permitted pursuant to the Facility Agreement upon (i) in the case of all pledged certificated stock, Pledged Notes, Pledged Equity and other pledged Investment Property, the delivery thereof to Lenders of such pledged certificated stock, Pledged Notes, Pledged Equity and other pledged Investment Property consisting of instruments and certificates, in each case properly endorsed for transfer to Lenders or in blank, (ii) in the case of all pledged Investment Property not in certificated form, the execution of Control Agreements with respect to such Investment Property and (iii) in the case of all other instruments and tangible chattel paper that are not pledged certificated stock, Pledged Notes, Pledged Equity and other pledged Investment Property, the delivery thereof to Lenders of such instruments and tangible chattel paper. Except as set forth in this

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Section 4.2, all actions by each Grantor necessary to perfect the Lien granted hereunder on the Collateral have been duly taken; provided, however, (i) with respect to Ex-US Intellectual Property, Grantors shall have one hundred twenty (120) days (or such greater time as may be agreed to by the Lenders) after the execution of this Agreement to make any necessary filings with any applicable Governmental Authority required to perfect Lenders’ Lien on such Ex-US Intellectual Property, and provide Lenders’ evidence thereof, provided that no such filings shall be required with respect to any Ex-US Intellectual Property except in Europe and Japan for Intellectual Property deemed material by Lenders in their reasonable discretion and Ex-US Intellectual Property in such other jurisdictions and other Ex-US Intellectual Property in Japan and Europe as otherwise reasonably requested by Lenders to the extent Lenders in their reasonable discretion believe that such Ex-US Intellectual Property is substantially valuable; and, (ii) in the case of Ex-US Intellectual Property consisting of patent applications, if such filings would result in an assignment of the patent by way of security, Grantor shall not be required to make the applicable filings until such patent is issued by the relevant Governmental Authority, where upon Grantors shall promptly make such required filings and provide Lenders evidence thereof. Lenders, in their discretion, may require Grantors to execute and deliver all required filings to be held in escrow pending issuance of such patents. As of the date hereof, but subject to the foregoing, the filings and other actions specified on Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder.

4.3 Grantor Information. On the date hereof, Schedule 3 sets forth (a) each Grantor’s and each Guarantor’s jurisdiction of organization, (b) the location of each Grantor’s and each Guarantor’s chief executive office, (c) each Grantor’s and each Guarantor’s exact legal name as it appears on its organizational documents and (d) each Grantor’s organizational identification number (to the extent a Grantor or Guarantor is organized in a jurisdiction which assigns such numbers) and federal employer identification number.

4.4 Collateral Locations. On the date hereof, Schedule 4 sets forth (a) each place of business of each Grantor and each Guarantor (including its chief executive office), (b) all locations where all Inventory and Equipment with a book value in excess of $250,000 owned by each Grantor is kept (other than Inventory or Equipment that is otherwise in transit or out for repair, refurbishment or processing in the ordinary course of business or otherwise disposed of in a transaction permitted by the Facility Agreement) and (c) whether each such Collateral location and place of business (including each Grantor’s chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). As of the date hereof, no Collateral (other than Inventory or Equipment that is otherwise in transit or out for repair, refurbishment or processing in the ordinary course of business or otherwise disposed of in a transaction permitted by the Facility Agreement or any Ex-US Intellectual Property) with a book value greater than $250,000 is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

4.5 Certain Property. None of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health Care Insurance Receivables or (c) vessels, aircraft or any other personal property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for motor vehicles owned by the Grantors and used by employees of the Grantors in the ordinary course of business with an aggregate fair market value of less than $250,000 (in the aggregate for all Grantors).

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4.6 Investment Property.

(a) The Pledged Equity pledged by each Grantor hereunder constitutes all the issued and outstanding equity interests of each Issuer owned by such Grantor.

(b) All of the Pledged Equity has been duly and validly issued and, in the case of shares of capital stock and membership interests, is fully paid and nonassessable.

(c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

4.7 As of the date hereof, Schedule 1 lists all Investment Property owned by each Grantor with a value greater than $250,000. Each Grantor is the record and beneficial owner of, and has good and valid title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens.

4.8 Receivables.

(a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Lenders.

(b) No obligor on any Receivable is a Governmental Authority.

(c) The amounts represented by such Grantor to Lenders from time to time as owing to such Grantor in respect of the Receivables will at all such times be accurate in all material respects.

4.9 Intellectual Property. Schedule 5 lists all Intellectual Property, other than Excluded Property, that, as of the date hereof, is registered by a Grantor or is the subject of an application by a Grantor to register and owned by such Grantor in its own name. As of the date hereof, except as set forth in Schedule 5 and except for non-exclusive licenses of software and other Intellectual Property acquired in the ordinary course of business, none of the material Intellectual Property of any Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

4.10 Depositary and Other Accounts. Schedule 6 lists all banks and other financial institutions at which any Grantor maintains deposit or other accounts (other than Excluded Accounts) as of the Closing Date and such Schedule 6 correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

4.11 Facility Agreement. Each Grantor and each Guarantor makes each of the representations and warranties made by IPI in Section 3.1 of the Facility Agreement to the extent applicable to it on the date such Grantor or Guarantor becomes a party hereto (which representations and warranties shall be deemed to be renewed upon each borrowing under the Facility Agreement). Such representations and warranties shall be incorporated herein by this reference as if fully set forth herein.

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SECTION 5 COVENANTS.

Each Grantor covenants and agrees with Lenders that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $100,000 individually or $250,000 in the aggregate for all Grantors shall be or become evidenced by any Instrument, certificated security or Chattel Paper, such Instrument, certificated security or Chattel Paper shall (unless Lenders have agreed in writing that such delivery will not be required) be promptly (and, in any event, within 10 Business Days) delivered to Lenders, duly indorsed in a manner reasonably satisfactory to Lenders, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall (unless Lenders have agreed in writing that such control will not be required) cause Lenders to have control thereof within the meaning set forth in Section 9-105 of the UCC. In the event that an Event of Default shall have occurred and be continuing, upon the request of Lenders, any Instrument, certificated security or Chattel Paper not theretofore delivered to Lenders and at such time being held by any Grantor shall be promptly (and, in any event, within 10 Business Days) delivered to Lenders, duly indorsed in a manner satisfactory to Lenders, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Lenders to have control thereof within the meaning set forth in Section 9-105 of the UCC.

5.2 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2, and shall take such actions, as and to the extent commercially reasonable, to defend such security interest against the claims and demands of all Persons whomsoever.

(b) Such Grantor will furnish to Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as Lenders may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of Lenders, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Lenders may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property and any other relevant Collateral, taking any such requested actions necessary to enable Lenders to obtain “control” (within the meaning of the applicable UCC) with respect to such Investment Property or Collateral to the extent required to be pledged hereunder; and (iii) if requested by Lenders, delivering, to the extent permitted by law, any original motor vehicle certificates of title received by such Grantor from the applicable secretary of state or other Governmental Authority after information reflecting Lenders’ security interest has been recorded in such motor vehicles to the extent required to be pledged thereunder.

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5.3 Changes in Locations, Name, etc. Such Grantor shall not, except upon 5 Business Days’ prior written notice to Lenders (or such lesser notice as Lenders may agree in its sole discretion) and delivery to Lenders of (a) all additional financing statements and other documents reasonably requested by Lenders as to the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment with a book value in excess of $250,000 shall be kept (other than Inventory or Equipment that is otherwise in transit or out for repair, refurbishment or processing in the ordinary course of business or otherwise disposed of in a transaction permitted by the Facility Agreement):

(i) permit any of the Inventory or Equipment with a book value greater than $250,000 in the aggregate to be kept at a location other than those listed on Schedule 4, other than the Inventory or Equipment that is otherwise in transit or out for repair, refurbishment or processing in the ordinary course of business or otherwise disposed of in a transaction permitted by the Facility Agreement;

(ii) change its jurisdiction of organization or the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

(iii) change its name, identity or corporate structure.

5.4 Notices. Such Grantor will advise Lenders promptly, in reasonable detail, of:

(a) any Lien (other than Permitted Liens) on any of the Collateral; and

(b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereby.

5.5 Investment Property.

(a) If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of Lenders, hold the same in trust for Lenders and deliver the same forthwith to Lenders in the exact form received, duly indorsed by such Grantor to Lenders, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if Lenders so requests, signature guarantied, to be held by Lenders, subject to the terms hereof, as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Lenders to be held by it hereunder as additional Collateral for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Lenders, be delivered to Lenders to be held by them hereunder as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to Lenders, hold such money or property in trust for Lenders, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

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(b) Except in connection with any Excluded Transaction, without the prior written consent of Lenders, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer, except, in each case, as permitted by the Facility Agreement or which would constitute Excluded Property, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Facility Agreement) other than, with respect to Investment Property not constituting Pledged Equity or Pledged Notes, any such action which is not prohibited by the Facility Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof constituting Collateral, or any interest therein, except for Permitted Liens, or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or Lenders to sell, assign or transfer any of the Investment Property or Proceeds thereof constituting Collateral, except, any such action which is not prohibited by the Facility Agreement.

(c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it constituting Collateral and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Lenders promptly in writing of the occurrence of any of the events described in Section 5.5(a) of this Agreement with respect to the Investment Property issued by it constituting Collateral and (iii) the terms of Sections 6.3(c) and 6.7 of this Agreement shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of this Agreement regarding the Investment Property issued by it constituting Collateral.

5.6 Receivables.

(a) Other than in the ordinary course of business consistent with its past practice or with respect to amounts which are not material to such Grantor, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that would reasonably be expected to adversely affect the value thereof in any material respect.

(b) Such Grantor will deliver to Lenders a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than ten percent (10%) of the aggregate amount of the then outstanding Receivables for all Grantors.

5.7 Intellectual Property. Except as expressly permitted by the Facility Agreement,

(a) Such Grantor (either itself or through licensees) will, other than with respect to Excluded Property, (i) other than as the Grantor may determine in the exercise of its reasonable business judgment, continue to use each trademark (owned by such Grantor) material to its business, in order to maintain such material trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such material trademark, (iii) use such material trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such material trademark unless Lenders shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark becomes invalidated or impaired in any way.

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(b) Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Intellectual Property owned by such Grantor material to its business, or which is no longer economically practicable to maintain or use, may become irrevocably forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) will employ each copyright owned by such Grantor material to its business and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of such copyrights may become invalidated or otherwise impaired, and (iii) will not (either itself or through licensees) do any act whereby any material portion of such copyrights may fall into the public domain.

(d) Such Grantor (either itself or through licensees) will not knowingly do any act that uses any Intellectual Property material to its business to infringe the intellectual property rights of any other Person which would reasonably be expected to have a Material Adverse Effect.

(e) Such Grantor will notify Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by a Grantor may become forfeited, abandoned or dedicated to the public, or of any determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor’s ownership of, or the validity of, any material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same would reasonably be expected to have a Material Adverse Effect.

(f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any material Intellectual Property owned by a Grantor with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall promptly report such filing to Lenders with next delivery of financial statement of Borrower pursuant to the Facility Agreement. Upon the request of Lenders, but subject to the limitations set forth in the proviso in Section 4.2, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Lenders may request to evidence Lenders’ security interest in any such Intellectual Property.

(g) Such Grantor will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

(h) In the event that any material Intellectual Property owned by a Grantor is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such material Intellectual Property and (ii) if such material Intellectual Property is of material economic value, is material to its business, and it is economically practicable, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

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5.8 Depositary and Other Deposit Accounts. No Grantor shall open any depositary or other deposit accounts (other than an Excluded Account) unless such Grantor shall have given to Lenders 10 calendar days’ prior written notice (or such lesser notice as Lenders may agree in its sole discretion) of its intention to open any such new deposit accounts.

5.9 Other Matters.

(a) Each Grantor authorizes Lenders to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral as “all assets” of each Grantor (other than Excluded Property), or words of similar effect, and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement or amendment, and each Grantor agrees to furnish any such information to Lenders promptly upon request. Any such financing statement, continuation statement or amendment may be signed by Lenders on behalf of any Grantor and may be filed at any time in any jurisdiction.

(b) Each Grantor shall, at any time and from time and to time, and subject to the limitations set forth in the proviso to Section 4.2, take such steps as Lenders may reasonably request for Lenders to insure the continued perfection and priority of Lenders’ security interest in any of the Collateral and of the preservation of its rights therein.

(c) If any Grantor shall at any time, acquire a “commercial tort claim” (as such term is defined in the UCC) with a value in excess of $100,000 individually or $250,000 in the aggregate, such Grantor shall promptly notify Lenders thereof in writing and supplement Schedule 7, therein providing a reasonable description and summary thereof, and upon delivery thereof to Lenders, such Grantor shall be deemed to thereby grant to Lenders (and such Grantor hereby grants to Lenders) a Lien in and to such commercial tort claim and all proceeds thereof, all upon the terms of and governed by this Agreement.

5.10 Facility Agreement. Each of the Grantors covenants that it will, and, if necessary, will cause or enable IPI to, fully comply with each of the covenants and other agreements set forth in the Facility Agreement.

5.11 Insurance. Grantors shall:

(a) Keep the Collateral properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Borrower, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be reasonably satisfactory to Lenders. Original (or certified) copies of certificates of insurance have been or shall be, within thirty (30) days following the date of this Agreement, delivered to Lenders, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance reasonably acceptable to Lenders, showing loss under such insurance policies payable to Lenders. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least fifteen (15) days written notice before any such policy of insurance is canceled for non-payment of premium. and that no act, whether willful or negligent, or default of Grantors or any other Person shall affect the right of Lenders to recover under such policy of insurance in case of loss or damage. In addition, Grantors shall cause to be executed and delivered to Lenders an assignment of proceeds of their business interruption insurance policies. Grantors hereby directs all insurers under all policies of insurance required under this Section 5.11 to pay all proceeds payable thereunder directly to Lenders.

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(b) Maintain, at their expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Grantors with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to Lenders and original (or certified) copies of certificates of insurance have been or shall be, within thirty (30) days after the date of this Agreement, delivered to Lenders, together with evidence of payment of all premiums therefor; each such policy shall include an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lenders at least fifteen (15) days written notice before any such policy shall be canceled for non-payment of premium.

5.12 Lenders May Purchase Insurance. If Grantors at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above under Section 5.11 (and provide evidence thereof to Lenders promptly following receipt of written request therefor from Lenders) or to pay any premium relating thereto, then Lenders, without waiving or releasing any obligation or default by Grantors hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable upon notice to Grantors. Such insurance, if obtained by Lenders, may, but need not, protect Grantors’ interests or pay any claim made by or against Grantors with respect to the Collateral. Such insurance may be more expensive than the cost of insurance Grantors may be able to obtain on its own and may be cancelled only upon Grantors providing evidence that it has obtained the insurance as required above. All sums disbursed by Lender in connection with any such actions, shall constitute Secured Obligations payable upon demand.

SECTION 6 REMEDIAL PROVISIONS.

6.1 Certain Matters Relating to Receivables.

(a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, Lenders shall have the right to make test verifications of the Receivables in any manner and through any medium that they reasonably considers advisable, and each Grantor shall furnish all such assistance and information as Lenders may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Lenders’ request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to Lenders to furnish to Lenders reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

(b) Lenders hereby authorize each Grantor to collect such Grantor’s Receivables, and Lenders may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by Lenders at any time after the occurrence and during the continuance of an Event of Default, provided that a Release shall not have occurred, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Lenders if required and upon notice to such Grantor, in a collateral account maintained under the sole dominion and control of Lenders, subject to withdrawal by Lenders only as provided in Section 6.5, and (ii) until so turned over after such request by Lenders, shall be held by such Grantor in trust for Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

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(c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at Lenders’ request, each Grantor shall deliver to Lenders all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

(d) Each Grantor hereby irrevocably authorizes and empowers Lenders, in Lenders’ sole discretion, at any time after the occurrence and during the continuance of an Event of Default, following Lenders’ concurrent notice to such Grantor, to assert, either directly or on behalf of such Grantor, any claim such Grantor may from time to time have against the sellers under or with respect to any agreements assigned or collaterally assigned to Lenders and to receive and collect any and all damages, awards and other monies resulting therefrom and to apply the same to the Secured Obligations in such order as Lenders may determine in its discretion. After the occurrence and during the continuance of an Event of Default, each Grantor hereby irrevocably makes, constitutes and appoints Lenders as their true and lawful attorney in fact for the purpose of enabling Lenders to assert and collect such claims and to apply such monies in the manner set forth above, which appointment, being coupled with an interest, is irrevocable.

6.2 Communications with Obligors; Grantors Remain Liable.

(a) Lenders in their own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to Lenders’ satisfaction the existence, amount and terms of any Receivables.

(b) Upon the written request of Lenders at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to Lenders and that payments in respect thereof shall be made directly to Lenders.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Lenders shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Lenders of any payment relating thereto, nor shall Lenders be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(d) After the occurrence and during the continuance of an Event of Default, for the purpose of enabling Lenders to exercise rights and remedies under this Agreement, each Grantor hereby grants to Lenders an irrevocable, nonexclusive license (exercisable without payment of royalty or other

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compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

6.3 Investment Property.

(a) Unless an Event of Default shall have occurred and be continuing and Lenders shall have given written notice to the relevant Grantor of Lenders’ intent to exercise their corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted in the Facility Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which would reasonably be expected to materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Facility Agreement, this Agreement or any other Loan Document.

(b) If an Event of Default shall occur and be continuing and Lenders shall give notice of Lenders’ intent to exercise such rights to the relevant Grantor or Grantors, (i) Lenders shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property constituting Collateral and make application thereof to the Secured Obligations in such order as Lenders may determine in their discretion, (ii) Lenders shall have the right to cause any or all of the Investment Property constituting Collateral to be registered in the name of Lenders or their nominee and (iii) Lenders or their nominee may exercise (x) all voting and other rights pertaining to such Investment Property constituting Collateral at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise (or by written consent) and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property constituting Collateral as if they were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property constituting Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Lenders of any right, privilege or option pertaining to such Investment Property constituting Collateral, and in connection therewith, the right to deposit and deliver any and all of the Investment Property constituting Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Lenders may determine), all without liability except to account for property actually received by it, but Lenders shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c) After the occurrence and during the continuance of an Event of Default, each Grantor hereby authorizes and instructs each Issuer of any Investment Property constituting Collateral pledged by such Grantor hereunder to (i) comply with any instruction received by it from Lenders in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property constituting Collateral directly to Lenders.

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6.4 Proceeds to be Turned Over to Lenders. In addition to the rights of Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Lenders, segregated from other funds of such Grantor, and shall, upon written request of Lenders, forthwith upon receipt by such Grantor, be turned over to Lenders in the exact form received by such Grantor (duly indorsed by such Grantor to Lenders, if required). All Proceeds constituting Collateral received by Lenders hereunder shall be held by Lenders in a collateral account maintained under its sole dominion and control. All Proceeds constituting Collateral, while held by Lenders in any collateral account (or by such Grantor in trust for Lenders) established pursuant hereto, shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. Lenders may apply all or any part of Proceeds from the sale of, or other realization upon, all or any part of the Collateral in payment of the Secured Obligations in such order as Lenders shall determine in its discretion. Any part of such funds which Lenders elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by Lenders to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been Paid in Full shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive the same.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Lenders, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses (other than defense of payment), advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Lenders or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Lenders shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at Lenders’ request, to assemble the Collateral and make it available to Lenders at places which Lenders shall reasonably select, whether at such Grantor’s premises or elsewhere. Lenders shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable documented out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lenders hereunder, to the payment in whole or in part of the Secured Obligations, in such order as Lenders may elect in their discretion, and only after such application and after the payment by Lenders of any other amount required by any provision of law, need Lenders account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Lenders arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 calendar days before such sale or other disposition.

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6.7 Registration Rights.

(a) If Lenders shall determine to exercise their right to sell any or all of the Pledged Equity pursuant to Section 6.6, and if in the opinion of Lenders it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will use its commercially reasonable efforts to cause the Issuer thereof to (i) execute and deliver all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of Lenders, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of Lenders, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which Lenders shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) Each Grantor recognizes that Lenders may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Lenders shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c) Each Grantor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to Lenders, that Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Facility Agreement.

6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations in full and the fees and disbursements of any attorneys employed by Lenders to collect such deficiency.

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SECTION 7 MISCELLANEOUS.

7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 6.6 of the Facility Agreement.

7.2 Notices. All notices, requests and demands to or upon Lenders or any Grantor hereunder shall be addressed to such party and effected in the manner provided for in Section 6.1 of the Facility Agreement and each Grantor hereby appoints Borrowers as its agent to receive notices hereunder. All documents or other items to be delivered to the Lenders hereunder will be deemed so delivered if delivered to a single Lender.

7.3 Indemnification by Grantors. Each Grantor and each Guarantor agrees to jointly and severally indemnify, pay, and hold Lenders and their Affiliates, officers, directors, employees, agents, and attorneys (the “Indemnitees”) harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, reasonable and documented out-of-pocket costs and expenses (including all reasonable documented out-of-pocket fees and expenses of counsel to such Indemnitees) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Indemnitee as a result of such Indemnitees being a party to this Agreement or the transactions consummated pursuant to this Agreement or otherwise relating to any of the Transaction Documents; provided that no Grantor or Guarantor shall have any obligation to an Indemnitee hereunder with respect to liabilities to the extent resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a final non-appealable order of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, such Grantor and Guarantor agrees to make the maximum contribution to the payment and satisfaction thereof which is permissible under applicable law. The provisions in this Section 7.3 shall survive repayment of all (and shall be) Secured Obligations (and all commitments of Lenders, if any, to extend credit that would constitute Borrower Obligations have been terminated or have expired), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral and termination of this Agreement.

7.4 Enforcement Expenses.

(a) Each Grantor and each Guarantor agrees, on a joint and several basis, to pay or reimburse on demand Lenders for all reasonable out-of-pocket documented costs and expenses incurred in collecting against any Guarantor under the guaranty contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Transaction Documents.

(b) Each Grantor and each Guarantor agrees to pay, and to save Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c) The agreements in this Section 7.4 shall survive repayment of all (and shall be) Secured Obligations (and all commitments of Lenders, if any, to extend credit that would constitute Borrower Obligations have been terminated or have expired), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral and termination of this Agreement.

7.5 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

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7.6 Nature of Remedies. All Secured Obligations of each Grantor and rights of Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Lenders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

7.7 Counterparts; Effectiveness. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one in the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

7.8 Severability. The invalidity, illegality or unenforceability in any jurisdiction of any provision under this Agreement or any of the other Loan Documents shall not affect or impair the remaining provisions in this Agreement or any of the other Loan Documents.

7.9 Entire Agreement. This Agreement and the other Loan Documents to which the parties hereto are parties embody the entire agreement among the parties hereto and supersede all prior commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. All Exhibits, Schedules and Annexes referred to herein are incorporated in this Agreement by reference and constitute a part of this Agreement. If any provision contained in this Agreement conflicts with any provision of the Facility Agreement, then with regard to such conflicting provisions, the Facility Agreement shall govern and control.

7.10 Successors; Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns except that Grantors and Guarantors may not assign their rights or obligations hereunder without the written consent of Lenders and any such purported assignment without such written consent shall be void.

7.11 Applicable Law. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS TO WHICH THE GRANTORS AND GUARANTORS ARE A PARTY WHICH DOES NOT EXPRESSLY SET FORTH APPLICABLE LAW SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

7.12 Consent to Jurisdiction. GRANTORS AND GUARANTORS AND LENDERS EACH HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDERS’ ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO WHICH THE GRANTORS ARE A PARTY SHALL BE LITIGATED IN SUCH COURTS. GRANTORS AND GUARANTORS AND LENDERS EACH EXPRESSLY SUBMIT AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVE ANY DEFENSE OF FORUM NON CONVENIENS. GRANTORS AND GUARANTORS AND LENDERS HEREBY WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON THEM BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN THE FACILITY AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

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7.13 Waiver of Jury Trial. GRANTORS, GUARANTORS AND LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. GRANTORS, GUARANTORS AND LENDERS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. GRANTORS, GUARANTORS AND LENDERS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

7.14 Set-off. Each Grantor agrees that Lenders have all rights of set-off provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, Lenders may apply to the payment of any Secured Obligations in such order as Lenders may determine in its discretion, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with Lenders. Lenders hereby agrees that it shall endeavor to notify such Grantor of any such set-off or any such application, but failure to notify shall have no adverse determination or effect hereunder.

7.15 Acknowledgements. Each Grantor and each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) Lenders have no fiduciary relationship with or duty to any Grantor or Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors and Guarantors, on the one hand, and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors, Guarantors and Lenders.

7.16 Additional Grantors. Each Person (other than Infinity Security Corporation), upon its becoming a Domestic Subsidiary of a Grantor shall guaranty the Borrower Obligations and grant to Lenders a security interest in the personal property of such Person to secure the Borrower Obligations. Such Person shall become a party to this Agreement and become a Grantor for all purposes of this Agreement upon execution and delivery by such Person of a joinder agreement in the form of Annex I hereto.

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7.17 Releases.

(a) At such time as the Secured Obligations have been Paid in Full, the Collateral shall be automatically released from the Liens created hereby, and this Agreement and all guarantees and obligations (other than those expressly stated to survive such termination) of Lenders and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense (to the extent reasonable, documented and out-of-pocket) of any Grantor following any such termination, Lenders shall promptly deliver to the Grantors any Collateral held by Lenders hereunder, and execute and deliver to the Grantors such documents (including authorization to file UCC termination statements) as the Grantors shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Facility Agreement, then Lenders, at the request and sole expense (to the extent reasonable, documented and out-of-pocket) of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense (to the extent reasonable, documented and out-of-pocket) of IPI, a Grantor shall be released from its obligations hereunder in the event that all the equity interests of such Grantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Facility Agreement; provided that IPI shall have delivered to Lenders, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and estimated expenses in connection therewith, together with a certification by IPI stating that such transaction is in compliance with the Facility Agreement and the other Loan Documents.

(c) Notwithstanding the foregoing, each of the Lenders agree to enter into subordination, non-disturbance and similar agreements, in form and substance reasonably acceptable to Lenders, in connection with the licensing of Intellectual Property or in connection with any other Excluded Transaction permitted pursuant to the terms of the Facility Agreement or the other Loan Documents.

7.18 Obligations and Liens Absolute and Unconditional. Each Grantor and each Guarantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as continuing, absolute and unconditional without regard to (a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Lenders, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor, Guarantor or any other Person against Lenders, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor or Guarantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor or Guarantor, Lenders may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or Guarantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Lenders to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or Guarantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor

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or Guarantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor or Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Lenders against any Grantor or Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

7.19 Reinstatement. In the event that any payment in respect of the Secured Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

[Signatures Immediately Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS AND GUARANTORS:	INFINITY PHARMACEUTICALS, INC.

By:
Name:
Title:

INFINITY DISCOVERY, INC.

By:
Name:
Title:

LENDERS:	DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt., L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:
Name:
Title:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt., L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:
Name:
Title:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt., L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:
Name:
Title:

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By: Deerfield Mgmt., L.P., General Partner

By: J.E. Flynn Capital LLC, General Partner

By:
Name:
Title:

2

SCHEDULE 1

INVESTMENT PROPERTY

A. PLEDGED EQUITY

Grantor (owner of Record of such Pledged Equity)	Issuer	Pledged Equity Description	Percentage of Issuer	Certificate (Indicate No.)
Infinity Pharmaceuticals, Inc.	Infinity Discovery, Inc.

Infinity Pharmaceuticals, Inc.	Infinity Security Corporation

B. PLEDGED NOTES

C. OTHER INVESTMENT PROPERTY

SCHEDULE 2

FILINGS AND PERFECTION

[See UCC Financing Statements attached.]

Filings with the United States Patent and Trademark Office with respect to Intellectual Property, other than Ex-US Intellectual Property.

Filings with appropriate Governmental Authorities outside of the United States for Ex-US Intellectual Property.

SCHEDULE 3

GRANTOR INFORMATION

GRANTOR (exact legal name)	STATE/COUNTRY OF ORGANIZATION	FEDERAL EMPLOYER IDENTIFICATION NUMBER	CHIEF EXECUTIVE OFFICE	ORGANIZATIONAL IDENTIFICATION NUMBER
Infinity Pharmaceuticals, Inc.	Delaware

Infinity Discovery, Inc.	Delaware

SCHEDULE 4

A.	COLLATERAL LOCATIONS

B.	COLLATERAL IN POSSESSION OF LESSOR,

BAILEE, CONSIGNEE OR WAREHOUSEMAN

SCHEDULE 5

INTELLECTUAL PROPERTY

Patents and Patent Licenses

Trademarks and Trademark Licenses

Copyrights

SCHEDULE 6

DEPOSITARY AND OTHER DEPOSIT ACCOUNTS

SCHEDULE 7

COMMERCIAL TORT CLAIMS

ANNEX I

FORM OF JOINDER TO GUARANTY AND SECURITY AGREEMENT

This JOINDER AGREEMENT (this “Agreement”) dated as of [            ], 20[    ] is executed by the undersigned for the benefit of             , as lenders (the “Lenders”) in connection with that certain Guaranty and Security Agreement dated as of             , 201    , among the Grantors party thereto and Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Security Agreement.

Each Person signatory hereto is required to execute this Agreement pursuant to Section 7.16 of the Guaranty and Security Agreement.

In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each such Person hereby agrees as follows:

1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Security Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Security Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to Lenders and (to the extent provided therein) its Affiliates, a security interest in all of its right, title and interest in and to the Collateral (other than Excluded Property) owned thereby to secure the Secured Obligations.

2. Schedules 1, 2, 3, 4, 5, 6 and 7 of the Guaranty and Security Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6 and 7 respectively, hereof. Each such Person hereby makes to Lenders the representations and warranties set forth in the Guaranty and Security Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier) as of the date hereof after giving effect to such amendment to such Schedules (except to the extent stated to relate to a specific earlier date).

3. In furtherance of its obligations under Section 5.2 of the Guaranty and Security Agreement, each such Person agrees to deliver to Lenders appropriately complete UCC financing statements naming such person or entity as debtor and Lenders as secured party, and describing its Collateral and such other documentation as Lenders (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Security Agreement, as modified hereby. Each such Person acknowledges the authorizations given to Lenders under the Section 5.9 of the Guaranty and Security Agreement and otherwise.

4. Each such Person’s address for notices under the Guaranty and Security Agreement shall be the address of the Borrower set forth in the Facility Agreement and each such Person hereby appoints the Company as its agent to receive notices hereunder.

5. Lenders acknowledge that upon the effectiveness of this Agreement, the undersigned shall have the rights of a Grantor and Guarantor under the Guaranty and Security Agreement.

1

6. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Security Agreement and shall be governed by all the terms and provisions of the Guaranty and Security Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of Lenders’ acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to Lenders.

[add signature block for each new Grantor]

Acknowledged and agreed to as of the year and date first written above:

LENDERS:

By:
Name:
Title:

2

Exhibit F

Form of Patent Security Agreement

(see attached)

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”) made as of this             day of             , 2014 by INFINITY PHARMACEUTICALS, INC., a Delaware corporation (“Grantor”), in favor of DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., DEERFIELD PARTNERS, L.P. AND DEERFIELD INTERNATIONAL MASTER FUND, L.P. (collectively, the “Grantee”):

W I T N E S S E T H

WHEREAS, Grantor and Grantee, have entered into a certain Facility Agreement dated as of February             , 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), pursuant to which Grantee has agreed, subject to the terms and conditions thereof, to make certain loans to, and other credit accommodations in favor of, Grantor.

WHEREAS, pursuant to the terms of that certain Guaranty and Security Agreement dated as of             , 2014 among Grantee, Grantor and the subsidiaries of Grantor (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), Grantor has granted to Grantee a security interest and lien upon substantially all assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired (a) letters patent, design patents, utility patents, all patents and patent applications issued by or pending in the United States Patent and Trademark Office, (b) licenses pertaining to any patent included in clause (a), including the inventions and improvements described and claimed therein, whether such Grantor is a licensor or licensee, (c) income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing (collectively, the “Patents”), including registrations and applications therefor, and all products and proceeds thereof, to secure the payment of the Secured Obligations (as defined in the Guaranty Agreement), provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1. Incorporation of Credit Agreement and Guaranty and Collateral Agreement. The Facility Agreement and Guaranty Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Guaranty Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Secured Obligations, Grantor hereby grants to Grantee and hereby reaffirms its prior grant pursuant to the Guaranty Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(i.)	each Patent listed on Schedule A annexed hereto; and

(ii.)	all products and proceeds of the foregoing, including without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of each such Patent, and for breach or enforcement of any Patent license; provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

3. Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to conflicts of laws principles.

4. Transaction Document. This Agreement shall constitute a Loan Document.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

INFINITY PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

Patent Security Agreement

Agreed and Accepted

As of the Date First Written Above:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt., L.P., is General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

Patent Security Agreement

Schedule A

United States Federal Patent Registrations and Applications

Title	Application No.	Application Date	Registration No.	Registration Date

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”) made as of this             day of             , 2014 by INFINITY DISCOVERY, INC., a Delaware corporation (“Grantor”), in favor of DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., DEERFIELD PARTNERS, L.P. AND DEERFIELD INTERNATIONAL MASTER FUND, L.P. (collectively, the “Grantee”):

W I T N E S S E T H

WHEREAS, Grantor and Grantee, have entered into a certain Facility Agreement dated as of February             , 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), pursuant to which Grantee has agreed, subject to the terms and conditions thereof, to make certain loans to, and other credit accommodations in favor of, Grantor.

WHEREAS, pursuant to the terms of that certain Guaranty and Security Agreement dated as of             , 2014 among Grantee, Grantor and the subsidiaries of Grantor (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), Grantor has granted to Grantee a security interest and lien upon substantially all assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired (a) letters patent, design patents, utility patents, all patents and patent applications issued by or pending in the United States Patent and Trademark Office, (b) licenses pertaining to any patent included in clause (a), including the inventions and improvements described and claimed therein, whether such Grantor is a licensor or licensee, (c) income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing (collectively, the “Patents”), including registrations and applications therefor, and all products and proceeds thereof, to secure the payment of the Secured Obligations (as defined in the Guaranty Agreement), provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1. Incorporation of Credit Agreement and Guaranty and Collateral Agreement. The Facility Agreement and Guaranty Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Guaranty Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Secured Obligations, Grantor hereby grants to Grantee and hereby reaffirms its prior grant pursuant to the Guaranty Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(i.)	each Patent listed on Schedule A annexed hereto; and

(ii.)	all products and proceeds of the foregoing, including without limitation, any claim by Grantor against third parties for past, present or future infringement or dilution of each such Patent, and for breach or enforcement of any Patent license; provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

3. Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to conflicts of laws principles.

4. Transaction Document. This Agreement shall constitute a Loan Document.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

INFINITY DISCOVERY, INC., a Delaware corporation

By:
Name:
Title:

Patent Security Agreement

Agreed and Accepted

As of the Date First Written Above:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt., L.P., is General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

Patent Security Agreement

Schedule A

United States Federal Patent Registrations and Applications

Title	Application No.	Application Date	Registration No.	Registration Date

Exhibit G

Form of Trademark Security Agreement

(see attached)

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”) made as of this             day of             , 201            by INFINITY DISCOVERY, INC., a Delaware corporation (“Grantor”), in favor of DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., DEERFIELD PARTNERS, L.P. AND DEERFIELD INTERNATIONAL MASTER FUND, L.P. (collectively, the “Grantee”):

W I T N E S S E T H

WHEREAS, Grantor and Grantee, have entered into a certain Facility Agreement dated as of February             , 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), pursuant to which Grantee has agreed, subject to the terms and conditions thereof, to make certain loans to, and other credit accommodations in favor of, Grantor.

WHEREAS, pursuant to the terms of that certain Guaranty and Security Agreement dated as of             , 201            among Grantee, Grantor and the subsidiaries of Grantor (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), Grantor has granted to Grantee a security interest and lien upon substantially all assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired trademarks, trade names, corporate names, company names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of Grantor (collectively, the “Trademarks”), including registrations and applications therefor, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all products and proceeds thereof, to secure the payment of the Secured Obligations (as defined in the Guaranty Agreement); provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1. Incorporation of Credit Agreement and Guaranty and Collateral Agreement. The Facility Agreement and Guaranty Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Guaranty Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Secured Obligations, Grantor hereby grants to Grantee and hereby reaffirms its prior grant pursuant to the Guaranty Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(i.)	each Trademark listed on Schedule A annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(ii.)	all products and proceeds of the foregoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of each such Trademark, or (b) injury to the goodwill associated with each such Trademark; provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

3. Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to conflicts of laws principles.

4. Transaction Document. This Agreement shall constitute a Loan Document.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

INFINITY DISCOVERY, INC., a Delaware corporation

By:
Name:
Title:

Trademark Security Agreement

Agreed and Accepted

As of the Date First Written Above:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt., L.P., is General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

Trademark Security Agreement

Schedule A

United States Federal Trademark Registrations and Applications

Mark	Application No.	Application Date	Registration No.	Registration Date	Owner/ Applicant

Trademark Licenses

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”) made as of this             day of             , 201            by INFINITY PHARMACEUTICALS, INC., a Delaware corporation (“Grantor”), in favor of DEERFIELD PRIVATE DESIGN FUND II, L.P., DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., DEERFIELD PARTNERS, L.P. AND DEERFIELD INTERNATIONAL MASTER FUND, L.P. (collectively, the “Grantee”):

W I T N E S S E T H

WHEREAS, Grantor and Grantee, have entered into a certain Facility Agreement dated as of February             , 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Facility Agreement”), pursuant to which Grantee has agreed, subject to the terms and conditions thereof, to make certain loans to, and other credit accommodations in favor of, Grantor.

WHEREAS, pursuant to the terms of that certain Guaranty and Security Agreement dated as of             , 201            among Grantee, Grantor and the subsidiaries of Grantor (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), Grantor has granted to Grantee a security interest and lien upon substantially all assets of Grantor, including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired trademarks, trade names, corporate names, company names, domain names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers of Grantor (collectively, the “Trademarks”), including registrations and applications therefor, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all products and proceeds thereof, to secure the payment of the Secured Obligations (as defined in the Guaranty Agreement); provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1. Incorporation of Credit Agreement and Guaranty and Collateral Agreement. The Facility Agreement and Guaranty Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Guaranty Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Secured Obligations, Grantor hereby grants to Grantee and hereby reaffirms its prior grant pursuant to the Guaranty Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(i.)	each Trademark listed on Schedule A annexed hereto, together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(ii.)	all products and proceeds of the foregoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of each such Trademark, or (b) injury to the goodwill associated with each such Trademark; provided that the foregoing shall exclude all Excluded Property (as such term is defined in the Guaranty Agreement).

3. Governing Law. This Agreement shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to conflicts of laws principles.

4. Transaction Document. This Agreement shall constitute a Loan Document.

- Remainder of Page Intentionally Left Blank; Signature Page Follows -

IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

INFINITY PHARMACEUTICALS, INC., a Delaware corporation

By:
Name:
Title:

Trademark Security Agreement

Agreed and Accepted

As of the Date First Written Above:

DEERFIELD PRIVATE DESIGN FUND II, L.P.

By: Deerfield Mgmt., L.P., is General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

DEERFIELD INTERNATIONAL MASTER FUND, L.P.

By: Deerfield Mgmt., L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By:
Name:
Title:

Trademark Security Agreement

Schedule A

United States Federal Trademark Registrations and Applications

Mark	Application No.	Application Date	Registration No.	Registration Date	Owner/ Applicant

Trademark Licenses